                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:




[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement


[ ]  Definitive Additional Materials


[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 MEDIRISK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[X]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                (Medirisk Logo)

                         TWO PIEDMONT CENTER, SUITE 400
                            3565 PIEDMONT ROAD, N.E.
                          ATLANTA, GEORGIA 30305-1502

                                                                   June 30, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Medirisk, Inc., which will be held at the principal executive offices of the Company at Two Piedmont Center, Suite 400, 3565 Piedmont Road, N.E., Atlanta, Georgia, on Wednesday, July 29, 1998 at 10:30 A.M. local time.


     The items of business to be conducted at the Annual Meeting are explained in the accompanying Proxy Statement. The scheduled items of business are to elect one director, to approve two new employee incentive plans, and to approve the issuance of Common Stock or Series 1998-A Preferred Stock by the Company to the former shareholders of Healthdemographics, a corporation recently acquired by the Company, to the extent such issuance could result in the Company's issuing more than twenty (20%) percent of the issued and outstanding Common Stock of the Company as of March 31, 1998, as such approval is required by the listing requirements of the Nasdaq Stock Market's National Market. No presentations or Company briefings are on the agenda for this meeting.


     Even if you plan to attend, please complete the enclosed proxy card and return it in the enclosed envelope so that your shares will be voted. You will still be able to vote your shares in person if you attend the Annual Meeting and would like to revoke your proxy.

     We sincerely appreciate your past support, and we look forward to your continued support during the next year.

     If you have any questions about the Annual Meeting, Proxy Statement or the accompanying 1997 Annual Report, please contact our Corporate Secretary, Barry
W. Burt, at (404) 364-6700.

                                          Sincerely,

                                          Mark A. Kaiser
                                          Chairman of the Board &
                                          Chief Executive Officer

                                 MEDIRISK, INC.
                         TWO PIEDMONT CENTER, SUITE 400
                            3565 PIEDMONT ROAD, N.E.
                          ATLANTA, GEORGIA 30305-1502

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 29, 1998

     Notice is hereby given to the holders of Common Stock of Medirisk, Inc. (the "Company" or "Medirisk") that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of the Company will be held at the principal executive offices of the Company at Two Piedmont Center, Suite 400, 3565 Piedmont Road, N.E., Atlanta, Georgia, on Wednesday, July 29, 1998, at 10:30 A.M., local time, for the following purposes:


          (i) To elect one person to serve as a director of the Company;


          (ii) To approve the Medirisk, Inc. 1998 Employee Stock Purchase Plan;

          (iii) To approve the Medirisk, Inc. 1998 Long-Term Incentive Plan;

          (iv) To approve the issuance of Common Stock or Series 1998-A Preferred Stock by the Company to the former shareholders of Healthdemographics, a corporation recently acquired by the Company, to the extent such issuance could result in the Company's issuing more than twenty (20%) percent of the issued and outstanding Common Stock of the Company as of March 31, 1998, as such approval is required by the listing requirements of the Nasdaq Stock Market's National Market; and

          (v) To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Information relating to the above matters is set forth in the attached Proxy Statement.

     Only those stockholders of record at the close of business on June 19, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Annual Meeting.

                                          By Order of the Board of Directors.

                                          Barry W. Burt
                                          Secretary

June 30, 1998
Atlanta, Georgia

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                 MEDIRISK, INC.
                         TWO PIEDMONT CENTER, SUITE 400
                            3565 PIEDMONT ROAD, N.E.
                          ATLANTA, GEORGIA 30305-1502

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 29, 1998

     This Proxy Statement is furnished to holders of the common stock ("Common Stock") of Medirisk, Inc., a Delaware corporation ("Medirisk" or the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the outstanding shares of Common Stock at the 1998 Annual Meeting of Stockholders to be held at 10:30 A.M., local time, at the principal executive offices of the Company at Two Piedmont Center, Suite 400, 3565 Piedmont Road, N.E., Atlanta, Georgia, on Wednesday, July 29, 1998, and at any adjournments thereof (the "Annual Meeting").

     The Annual Meeting will be held for the following purposes:


          (i) To elect one person to serve as a director of the Company;


          (ii) To approve the Medirisk, Inc. 1998 Employee Stock Purchase Plan;

          (iii) To approve the Medirisk, Inc. 1998 Long-Term Incentive Plan;

          (iv) To approve the issuance of Common Stock or Series 1998-A Preferred Stock by the Company to the former shareholders of Healthdemographics, a corporation recently acquired by the Company, to the extent such issuance could result in the Company's issuing more than twenty (20%) percent of the issued and outstanding Common Stock of the Company as of March 31, 1998, as such approval is required by the listing requirements of the Nasdaq Stock Market's National Market (the "Healthdemographics Issuance"); and

          (v) To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     This Proxy Statement and the accompanying Proxy are first being mailed to stockholders of the Company on or about June 30, 1998. The Company's Annual Report for the fiscal year ended December 31, 1997, including financial statements, is being sent to stockholders with this Proxy Statement.

STOCKHOLDERS ENTITLED TO VOTE


     Only record holders of the Common Stock at the close of business on June 19, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date there were 7,201,368 shares of Common Stock issued and outstanding held by approximately 82 stockholders of record. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed, and shares may be transferred after the Record Date. However, all votes must be cast in the names of stockholders of record on the Record Date.


QUORUM AND VOTING REQUIREMENTS


     Pursuant to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), holders of Common Stock will be entitled to one vote for each share held. The election of a director requires the affirmative vote of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting, provided a quorum is present; therefore, abstentions and "broker nonvotes" (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others) will have no effect. With respect to the election of a director, stockholders may (i) vote in favor of the nominee or (ii) withhold authority to vote for the nominee. Pursuant to the Company's Bylaws (the "Bylaws"), a majority of the shares of Common Stock must be present to establish a quorum. For purposes of determining the presence of a quorum, abstentions will be counted as present, but broker nonvotes will not be counted.


     The Company believes that approximately 1,066,666 shares owned or controlled on the Record Date by the directors and executive officers of the Company (or by companies or funds affiliated with directors of the Company), constituting approximately 14.5% of the outstanding Common Stock, will be voted in favor of each of the proposals.


     The approval of each of the Medirisk, Inc. 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"), the Medirisk, Inc. 1998 Long-Term Incentive Plan (the "Long-Term Incentive Plan") and the Healthdemographics Issuance requires the affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting, provided a quorum is present; therefore, abstentions and "broker nonvotes" will have no effect. With respect to the approval of each of the Employee Stock Purchase Plan, the Long-Term Incentive Plan and the Healthdemographics Issuance, stockholders may
(i) vote for the approval of such plan and/or issuance, (ii) vote against such plan and/or issuance or (iii) abstain.

PROXIES


     If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated in such Proxy. IF NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED
(I) FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR OF THE COMPANY, (II) FOR THE APPROVAL OF THE MEDIRISK, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN, (III) FOR THE APPROVAL OF THE MEDIRISK, INC. 1998 LONG-TERM INCENTIVE PLAN, (IV) FOR THE APPROVAL OF THE HEALTHDEMOGRAPHICS ISSUANCE, AND (V) IN THE BEST JUDGMENT OF SUCH PROXIES AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.


     A stockholder who has given a Proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of Proxies should be addressed to Medirisk, Inc., Two Piedmont Center, Suite 400, 3565 Piedmont Road, N.E., Atlanta, Georgia 30305-1502, Attention: Barry W. Burt, Secretary.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     Based solely on information furnished to the Company, the following table sets forth certain information with respect to the beneficial ownership of Common Stock as of June 19, 1998 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock; (ii) each of the Company's directors; (iii) each executive officer of the Company; and (iv) all of the Company's executive officers and directors as a group. Unless otherwise indicated, the business address of each person listed below is care of Medirisk, Inc., Two Piedmont Center, Suite 400, 3565 Piedmont Road, N.E., Atlanta, Georgia 30305-1502. As of June 19, 1998, there were 7,201,368 shares of Common Stock outstanding.



                                                                NUMBER OF SHARES
                                                                 OF COMMON STOCK        PERCENT
NAME                                                          BENEFICIALLY OWNED(1)   OF CLASS(2)
----                                                          ---------------------   -----------
Brantley Venture Partners II, L.P.(3).......................          522,745(4)          7.2%
HealthPlan Services Corporation(5)..........................          109,732             1.5
Mark A. Kaiser..............................................          314,406(6)          4.3
Keith O. Cowan..............................................            4,333(7)            *
Michael J. Finn.............................................          527,578(8)          7.2
William M. McClatchey, M.D..................................           45,333(9)            *
James K. Murray, III........................................          113,065(10)         1.6
Robert P. Pinkas............................................          531,078(11)         7.3
Kenneth M. Goins, Jr........................................           49,120(12)           *
O. B. Rawls, IV.............................................               --               *
Thomas C. Kuhn III..........................................            4,498(13)           *
Laurence H. Powell(14)......................................          270,921             3.8
Robert Fleming, Inc.(15)....................................          287,600             4.0
All directors and executive officers as a group
  (10 members)..............................................        1,066,666(16)        14.5


---------------

   * Less than one percent.
 (1) The named stockholders have sole voting and investment power with respect to all shares shown as being beneficially owned by them, except as otherwise indicated.

 (2) Applicable percentages of ownership are based on 7,201,368 shares of Common Stock outstanding on June 19, 1998, adjusted as required by rules promulgated by the Securities and Exchange Commission (the "SEC"). This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G (if any) filed with the SEC. Unless otherwise indicated in the Footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the percentage ownership of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.

 (3) The address of Brantley Venture Partners II, L.P. ("Brantley") is 20600 Chagrin Boulevard, Suite 1150 Tower East, Cleveland, Ohio 44122.
 (4) Includes warrants to purchase 97,440 shares of Common Stock.
 (5) The address of HealthPlan Services Corporation ("HPSC") is 3501 Frontage Road, Tampa, Florida 33607.
 (6) Includes options to purchase 139,014 shares of Common Stock.
 (7) Includes options to purchase 3,333 shares of Common Stock.
 (8) Includes (i) options to purchase 3,333 shares of Common Stock, (ii) 522,745 shares owned by Brantley. Mr. Finn is a partner of a partnership which is itself a general partner of Brantley and, as such, may be deemed to share voting and investment power with respect to the shares owned by Brantley. See Note 4 above.

 (9) Includes (i) options to purchase 3,333 shares of Common Stock; (ii) 10,000 shares owned by Dr. McClatchey's wife; (iii) 4,000 shares owned by a trust for the benefit of Dr. McClatchey's adult child, of which Dr. McClatchey is trustee; and (iv) 2,000 shares owned by a trust for the benefit of Dr. McClatchey's minor child, of which Dr. McClatchey is trustee.

(10) Includes (i) options to purchase 3,333 shares of Common Stock and (ii) 109,732 shares owned by HPSC. Mr. Murray was an executive officer of HPSC during a portion of 1997 and is currently an executive officer of an affiliate of HPSC and, as such, may be deemed to share voting and investment power with respect to the shares owned by HPSC.

(11) Includes (i) options to purchase 3,333 shares of Common Stock, (ii) 522,745 shares owned by Brantley. Mr. Pinkas is a partner of a partnership which is itself a general partner of Brantley and, as such, may be deemed to share voting and investment power with respect to the shares owned by Brantley. See Note 4 above.
(12) Includes (i) options to purchase 16,240 shares of Common Stock; and (ii) 200 shares held by Mr. Goins' minor children.
(13) Includes options to purchase 2,598 shares of Common Stock.
(14) The address of Mr. Powell is P.O. Box 501085, Atlanta, Georgia 31150
(15) The address of Robert Fleming, Inc. is 320 Park Avenue, 11th Floor, New York, New York 10022

(16) Includes an aggregate of 174,517 shares of Common Stock issuable upon exercise of outstanding options and warrants.


                                   PROPOSAL 1
                             ELECTION OF DIRECTORS


     The Bylaws provide that the Company's Board of Directors shall consist of not less than three and not more than twelve individuals, with the exact number to be determined by resolution of a majority of the Board of Directors. The Board of Directors has by resolution previously set the number of directors at six, and the Board of Directors currently consists of six members. The Bylaws provide that the Board of Directors shall consist of three classes of directors serving staggered terms of office, with each class to consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Upon the expiration of the term of office for a class of directors, the nominees for that class will be elected for a three-year term to serve until the election and qualification of their successors.



     On June 24, 1998, the Board of Directors by resolution reduced the number of directors from six to five, being two in Class 1, one in Class 2, and two in Class 3, effective upon the earlier to occur of (i) any resignation by James K. Murray, III (a current Class 2 director of the Company whose term of office expires upon the conclusion of the Annual Meeting) as a director of the Company, or (ii) the conclusion of the Annual Meeting. This action was taken to reflect the fact that, as of June 11, 1998, the ownership of shares of Common Stock in the Company by Health Plan Services Corporation ("HPSC") was less than the minimum number of shares required to be owned by HPSC in order for it to maintain is contractual right to name one person to be nominated to the Company's Board of Directors. Mr. Murray is currently serving as the nominee of HPSC on the Board of Directors. See "Compensation Committee Interlocks and Insider Participation" below for a discussion of such nomination rights.



     The remaining current Class 2 director, Michael J. Finn, has been nominated for re-election at the Annual Meeting for a three-year term. The Class 3 and Class 1 directors, named below, have one year and two years, respectively, remaining on their terms of office and will not be voted upon at the Annual Meeting.



     It is the intention of the persons named as proxies to vote the Proxies for election of Mr. Finn as the Class 2 director of the Company, unless stockholders direct otherwise in their Proxies. The Class 2 director will be elected to hold office until the 2001 Annual Meeting of Stockholders or until his earlier death, resignation or removal. Mr. Finn has consented to continue to serve as a director of the Company if re-elected. In the unanticipated event that Mr. Finn refuses or is unable to serve as a director, the Board of Directors, in its discretion, may designate a substitute nominee (in which case the persons named as proxies will vote all valid Proxies for the election of such substitute nominee), allow the vacancy to remain open until the Board locates a suitable candidate or by resolution reduces the authorized number of directors. The Board of Directors has no reason to believe that the nominee will be unable or will decline to serve as a director.


                        DIRECTOR AND NOMINEE INFORMATION


     Based upon information supplied by them, set forth below is certain information concerning the nominee for election as the Class 2 director and the directors in Classes 3 and 1 whose terms of office will continue after the Annual Meeting, including the name and age of each, their current principal occupations (which have continued for at least the past five years unless otherwise indicated), the names and principal businesses of the corporations or other organizations in which their occupations are carried on, the year each was elected to the Board of Directors of the Company, their positions with the Company and their directorships in other publicly held companies.



CLASS 2 NOMINEE FOR DIRECTOR (CURRENT TERMS EXPIRE 1998)


     Michael J. Finn (age 48) has been a Director of the Company since 1992. Mr. Finn is President and a Director of Brantley Capital Corporation, a publicly-traded closed-end investment company ("BCC"), and is President and a director of Brantley Capital Management, Ltd., investment advisor to BCC. Since 1995, Mr. Finn has also served as a general partner of the general partners of Brantley Venture Partners II, L.P. ("BVP II") and Brantley Venture Partners III, L.P. ("BVP III"), venture capital firms located in Cleveland, Ohio. From 1987 to 1995, Mr. Finn was Vice President of the Venture Capital Group of Sears Investment Management Co. in Chicago, Illinois. Mr. Finn is also a director of Rhomas Group, Inc., Silvon Software, and Pediatric Services of America, Inc. Mr. Finn has been an active investor in small businesses since 1976 and holds a Bachelor of Science degree in Urban Planning and Master of Science degrees in Land Economics and Finance from Michigan State University.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS 2 NOMINEE LISTED ABOVE. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES REPRESENTED AND ENTITLED TO VOTE IN THE ELECTION AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEE.


CLASS 3 DIRECTORS CONTINUING IN OFFICE (TERMS EXPIRE 1999)

     Mark A. Kaiser (age 40) joined the Company in 1991 and has served as Chairman of the Board, Chief Executive Officer and President of the Company. Mr. Kaiser has been a director of the Company since 1991. Prior to being recruited to Medirisk, Mr. Kaiser's experience included senior and executive management positions in sales and marketing for healthcare and technology companies. Before joining Medirisk, Mr. Kaiser was Vice President of Sales and Marketing for Charter Medical Corporation, the nation's largest chain of psychiatric hospitals. Mr. Kaiser was Senior Vice President of Marketing at TelecomUSA, where he worked from the early stages of the company until its acquisition by MCI Communications Corporation. Mr. Kaiser was involved in TelecomUSA's acquisition and consolidation of more than 50 companies, and he co-managed the consolidation of the TelecomUSA customer base onto standard MCI products. Mr. Kaiser holds Bachelor of Science degrees in Computer Science and Mathematics from Furman University.

     Robert P. Pinkas (age 43) has been a Director of the Company since 1991. Mr. Pinkas is currently Chairman of the Board, Chief Executive Officer, Treasurer and a director of BCC. Mr. Pinkas was the founding partner of Brantley Venture Partners, L.P., a venture capital fund started in 1987 ("BVP I"). Mr. Pinkas also led the formation of BVP II and BVP III. He serves as a general partner of the general partners of BVP I, BVP II, and BVP III and has worked with these and related investment partnerships since 1981. Mr. Pinkas currently serves as Chairman of the Board of Gliatech, Inc. as well as a director of Quad Systems Corporation, Pediatric Services of America, Inc. and Waterlink, Inc. Mr. Pinkas holds Bachelor of

Arts degree in Government and a Master of Science degree in History from Harvard University and a Juris Doctor degree from the University of Pennsylvania.

CLASS 1 DIRECTORS CONTINUING IN OFFICE (TERMS EXPIRE 2000)

     Keith O. Cowan (age 41) Keith O. Cowan has been a Director of the Company since 1997. Mr. Cowan has served as Vice President -- Corporate Development for BellSouth Corporation since May 1996. He is responsible for managing the merger and acquisition activities of BellSouth and its operating subsidiaries, including the identification of acquisition candidates, and the structuring and negotiation of transactions. Prior to joining BellSouth, Mr. Cowan was associated with Alston & Bird LLP, a law firm based in Atlanta, Georgia, for 14 years, becoming a partner in the firm in 1990. His experience included the representation of public and private clients in corporate and securities transactions. During his last five years at Alston & Bird, Mr. Cowan specialized in the healthcare and insurance industries. Alston & Bird is the Company's primary outside legal counsel. Mr. Cowan holds a Bachelor of Arts degree from the University of North Carolina and a Juris Doctor degree from the University of Virginia.

     William M. McClatchey, M.D., F.A.C.P., F.A.C.R. (age 49) has been a Director of the Company since 1997. Dr. McClatchey is a physician practicing in Atlanta, Georgia, specializing in primary care internal medicine and rheumatology. Dr. McClatchey has practiced medicine at the Piedmont Clinic in Atlanta since 1979. Dr. McClatchey was a member of the Board of Directors of BankSouth Corporation, N.A., and served as Chairman of its Community Development Committee. He is a member of the American College of Physicians, serving on its Committee on Medical Informatics from 1986 until 1992 and as Chairman of that committee from 1990 to 1992. Dr. McClatchey was a member of the Health Policy Advisory Committee of the Center for Strategic and International Studies in 1993 and served as Chairman of the Study Group on Preventive Health and Infrastructure in 1993. Dr. McClatchey is President and serves on the Board of Trustees of Georgia Health Decisions, Inc. a community-based not-for-profit organization working for comprehensive healthcare reform in Georgia. Dr. McClatchey is a member of the Georgia Coalition for Health, a 32-member group charged by Governor Zell Miller to devise a proposal to reform Georgia's Medicaid program. In addition, Dr. McClatchey is a member of the Board of Directors and Executive Committee of the Georgia Health Policy Center at Georgia State University and a member of the Information Systems Steering Committee for Promina Health System, Atlanta, Georgia.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has established standing Audit, Compensation and Nonmanagement Directors' Stock Option Plan Committees. The Company does not have a standing nominating committee.

     Audit Committee. The Audit Committee, presently composed of Messrs. Finn and Murray (Chairman) and Dr. McClatchey, is responsible for recommending independent auditors, reviewing the scope and results of the audit engagement with the independent auditors and establishing and monitoring the Company's financial policies and control procedures. The Audit Committee met twice during 1997.

     Compensation Committee. The Compensation Committee, presently composed of Messrs. Cowan and Pinkas (Chairman), is responsible for establishing salaries, bonuses and other compensation for the Company's executive officers and for administering the Company's Stock Incentive Plans (other than the Medirisk, Inc. Non-management Directors' Stock Option Plan). During 1997, the Compensation Committee did not formally meet, but took action by written consent on five occasions.

     Nonmanagement Directors' Stock Option Plan Committee. The Nonmanagement Directors' Stock Option Plan Committee, which is comprised of Messrs. Kaiser and Pinkas, is responsible for administering the Medirisk, Inc. Nonmanagement Directors' Stock Option Plan. The Nonmanagement Directors' Stock Option Plan Committee did not meet during 1997.

     The Board of Directors as a whole functions as the nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees submitted by holders of Common Stock if submitted to the Company on or before December 15, 1998. See "Stockholder Proposals for 1999 Annual Meeting of Stockholders."

     During 1997, the Board of Directors met five times. Each director, during the period he was a director, attended at least 75% of the meetings of the Board of Directors and at least 75% of the total number of all meetings of all of the committees on which he served.

DIRECTOR COMPENSATION

     Members of the Board of Directors who are not officers of the Company receive (i) an annual retainer of $5,000; (ii) a fee of $1,000 for each meeting of the Board of Directors that such member attends in person; (iii) a fee of $250 for each meeting of the Board of Directors that such member attends by telephone; and (iv) a fee of $250 for each meeting of a committee of the Board of Directors that such member attends in person or by telephone.

     The Company has also established the Medirisk, Inc. Nonmanagement Directors' Stock Option Plan (the "Directors' Plan"), which provides for the issuance of nonqualified stock options to directors of the Company who are not employed by the Company. Messrs. Cowan, Finn, Murray and Pinkas and Dr. McClatchey are eligible to participate in the Directors Plan. Pursuant to the Directors' Plan, in 1997 each eligible director received an initial grant of 10,000 options upon the completion of the Company's initial public offering at a price equal to $11.00, the initial public offering price, and a further grant of 5,000 options on December 31, 1997, at a price also equal to $11.00, which was the per share closing price on that date for shares of Common Stock on the Nasdaq National Market. The Directors' Plan provides that each eligible director who is first elected or appointed to serve as a director following the Company's initial public offering will be granted an option as of the first business day following his or her first day of service as a director to purchase 10,000 shares of Common Stock. An option granted under either of the foregoing circumstances is hereinafter referred to as an "Initial Option." Thereafter, each eligible director will be granted as of the last business day of each fiscal year an option to purchase 5,000 shares of Common Stock (an "Annual Option"), provided that the eligible director continues to serve as director as of the last business day of that fiscal year. In addition, each eligible director will be granted, as of the date of exercise of any Initial Option or Annual Option, an option to purchase a number of shares equal to the number, if any, of the shares of Common Stock tendered in payment of the exercise price as described below, provided that the optionee is a member of the Board of Directors as of the exercise date. No options will be granted to an eligible director who is otherwise precluded from receiving a grant of Common Stock. If the remaining number of shares reserved for issuance under the Directors' Plan is insufficient to grant options for the appropriate number of shares to all eligible directors as of any grant date, then no options will be granted as of that grant date.

     The exercise price of an option will be equal to the fair market value of a share of Common Stock on the date of grant. All options granted under the Directors' Plan will become exercisable in one-third increments over three years following the date of grant, provided, however, that in the event of a director's death or disability, any such option will become exercisable immediately in full upon the later of (i) the optionee's death or disability or
(ii) six months following the date of grant. The Directors' Plan is administered by the Nonmanagement Directors' Stock Option Plan Committee.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company are Mr. Kaiser (who is discussed above), Kenneth M. Goins, Jr., O.B. Rawls, IV, and Thomas C. Kuhn III.

     Kenneth M. Goins, Jr. (age 39) has served as Vice President, Finance and Administration and as Chief Financial Officer of the Company from joining Medirisk in April 1996 until December 1996 when he was also elected Executive Vice President. Prior to joining the Company, from 1985 until April 1996 Mr. Goins served in various capacities with First Data Corporation ("FDC") and its predecessors First Financial Management Corporation ("FFMC") and MicroBilt Corporation ("MBC"). From 1995 until April 1996, Mr. Goins was Vice President of Financial Planning and Analysis for FDC, a major financial information services company based in Atlanta. FDC acquired FFMC in October of 1995, where Mr. Goins served as Vice President of Financial Planning and Analysis from June 1994 until October 1995. During the last half of his tenure at FFMC and FDC, Mr. Goins also served as Chief Financial Officer for Unified Merchant Services ("UMS"), a credit card processing joint venture with NationsBank, N.A. ("NationsBank"). From 1985 until June 1994, when it was acquired by FFMC, Mr. Goins was an officer of MBC. He served at various times as the Executive Vice President, Chief Financial Officer and Controller of MBC, an Atlanta-based computer software services company, from 1985 through its initial public offering and until MBC was acquired by FFMC. While at MBC and FFMC, Mr. Goins was involved in a number of acquisitions in the information and software industries. Prior to his employment with MBC, Mr. Goins was employed in various capacities by Colonial Life and Accident Insurance Company, based in Columbia, South Carolina. Mr. Goins holds a Bachelor of Science degree in Business Administration from the University of South Carolina and is a Licensed Certified Public Accountant.

     O.B. Rawls, IV (age 48) has been Senior Vice President and Group General Manager of the Company since he joined the Company in December 1997. Prior to joining the Company, from April 1995 to December 1997 Mr. Rawls held several positions with FDC; his most recent being from June 1997 until December 1997 as General Manager International Partnership in which he negotiated and implemented an international merchant processing joint venture. From August 1995 until May 1997 Mr. Rawls also served as President of UMS. From 1983 until 1995, Mr. Rawls was an executive with NationsBank and its predecessor NCNB National Bank, his final position being Senior Vice President/Division Executive of Merchant Card Services for NationsBank from 1993 until 1995. Mr. Rawls holds a Bachelor of Science Degree from East Carolina University and an Executive Masters of Business Administration from Queens College.

     Thomas C. Kuhn III (age 35) has been Controller of the Company since he joined Medirisk in 1996. Mr. Kuhn was appointed Principal Accounting Officer of the Company in March 1998, after having been appointed Vice President -- Finance and Administration of the Company in August 1997. Prior to joining the Company, from 1992 to 1996 Mr. Kuhn served in various capacities with FDC and its predecessors FFMC and MBC. From May 1995 until joining the Company in May 1996, Mr. Kuhn was Vice President of Working Capital Management for FFMC as well as having additional financial planning and analysis responsibilities with FDC. From March 1992 until May of 1995, Mr. Kuhn served as Controller of MBC. Prior to his employment at MBC, Mr. Kuhn was in public accounting with Clayton, Miller and Company in Atlanta, Georgia, from August 1987 until March 1992, and with Arthur Young and Company in Atlanta, Georgia, from September of 1984 until August 1987. Mr. Kuhn holds a Bachelor of Science degree in Business Administration from the University of South Carolina and is a Licensed Certified Public Accountant.

                          COMPENSATION-RELATED MATTERS

SUMMARY COMPENSATION INFORMATION

     The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal year ended December 31, 1997 for the Chief Executive Officer of the Company and the Chief Financial Officer of the Company and for Paul A. Rodwick, former Chief Operating Officer and Executive Vice President of the Company, who resigned those positions in October 1997. The Chief Executive Officer and the Chief Financial Officer of the Company and Mr. Rodwick are referred to as the "Named Executive Officers." None of the other executive officers of the Company received total annual salary and bonus in excess of $100,000 in 1997.

                           SUMMARY COMPENSATION TABLE

                                                                       YEAR ENDED
                                                                   DECEMBER 31, 1997
                                                              ----------------------------
NAME AND PRINCIPAL POSITIONS                                   SALARY     BONUS     OTHER
----------------------------                                  --------   -------   -------
Mark A. Kaiser..............................................  $200,500   $95,000        --
  Chairman of the Board, Chief Executive
  Officer and President
Kenneth M. Goins, Jr........................................  $141,711   $50,000        --
  Chief Financial Officer and Executive
  Vice President
Paul A. Rodwick.............................................  $157,611        --   $43,848(1)
  Former Chief Operating Officer and                                                29,166(2)
  Executive Vice President

---------------

(1) Represents value realized on options exercised during 1997. See "Fiscal Year-End Option Exercises and Option Values."
(2) Represents amounts paid to Mr. Rodwick for consulting services provided to the Company following Mr. Rodwick's resignation.

                          OPTION GRANTS IN FISCAL 1997

     The following table presents certain summary information concerning options granted to the Named Executive Officers in the fiscal year ending December 31, 1997:

                                                                               POTENTIAL REALIZABLE
                                           PERCENT                               VALUE AT ASSUMED
                             NUMBER OF     OF TOTAL                            ANNUAL RATES OF STOCK
                               SHARES     OPTIONS TO                             APPRECIATION FOR
                             UNDERLYING   EMPLOYEES                                 OPTION TERM
                              OPTIONS         IN       EXERCISE   EXPIRATION   ---------------------
NAME                          GRANTED      1997(2)      PRICE        DATE         5%          10%
----                         ----------   ----------   --------   ----------   ---------   ---------
                               32,480(1)      11%      $ 7.500      6/02/07    $153,199    $388,236
Mark A. Kaiser.............
                               16,240(1)       6         7.625      3/21/07      81,183     202,618
Kenneth M. Goins, Jr.......
                               26,280(1)       9        10.500     11/07/07     173,537     439,777
                               64,960(1)      23         7.625      3/21/07     324,731     810,474
Paul A. Rodwick............

---------------

(1) All options become exercisable as to 20% of the subject shares on each anniversary of the date of grant.
(2) Does not include options issued under the Medirisk, Inc. Nonmanagement Directors' Stock Option Plan.

               FISCAL YEAR-END OPTION EXERCISES AND OPTION VALUES

     The following table presents certain information concerning options exercised by the Named Executive Officers in 1997 and the fiscal year-end value of unexercised stock options held by the Named Executive Officers.

                                                                                         VALUE OF UNEXERCISED
                                                           NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                                                          OPTIONS AT DECEMBER 31,            DECEMBER 31,
                                 SHARES       VALUE               1997(#)                     1997($)(2)
                               ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
NAME                           EXERCISE(#)    ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           -----------   --------   -----------   -------------   -----------   -------------
Mark A. Kaiser...............        --           --      123,424        68,858       $1,317,532      $470,505
Kenneth M. Goins, Jr.........        --           --        6,496        68,504           67,289       337,114
Paul A. Rodwick..............    12,992      $43,848           --            --               --            --

---------------

(1) Calculated by determining the difference between the fair market value of the securities underlying the option on the date of exercise and the exercise price of the options exercised by the Named Executive Officer.
(2) Calculated by determining the difference between the fair market value of the securities underlying the option at December 31, 1997 and the exercise price of the Named Executive Officers' options.

STOCK INCENTIVE PLANS

     Medirisk 1996 Stock Incentive Plan. The Board of Directors of the Company adopted and the stockholders of the Company approved the Medirisk, Inc. 1996 Stock Incentive Plan (the "1996 Incentive Plan"). Pursuant to the 1996 Incentive Plan, awards are permitted to be granted in the form of nonqualified stock options, incentive stock options, stock appreciation rights and shares of restricted stock. In addition, the 1996 Incentive Plan provides for several types of equity-based incentive compensation awards, namely performance units, performance shares, phantom stock, unrestricted bonus stock and dividend equivalent rights.

     The 1996 Incentive Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will determine the persons to whom, and the times at which, awards will be granted, the type of awards to be granted and all other related terms and conditions of the awards, subject to certain limitations set forth in the 1996 Incentive Plan. All officers and key employees of the Company and its affiliates are eligible to participate in the 1996 Incentive Plan.

     A total of 580,645 shares of Common Stock are reserved for issuance pursuant to the 1996 Incentive Plan. In the event of a Change in Control of the Company (as defined in the 1996 Incentive Plan), stock incentives will become fully vested without regard to the exercisability of the award or any other conditions or restrictions. In connection with the Company's initial public offering, the Company caused all then-existing outstanding options (which had not been issued under any plan) to be surrendered in exchange for options with identical terms issued under the 1996 Incentive Plan. As of March 24, 1998, there were options for 523,023 shares of Common Stock outstanding under the 1996 Incentive Plan.

     Medirisk Nonmanagement Directors' Stock Option Plan. The Medirisk, Inc. Nonmanagement Directors' Stock Option Plan provides for the issuance of nonqualified stock options to directors of the Company who are not employed by or otherwise affiliated with the Company ("eligible" directors). A total of 100,000 shares of Common Stock are reserved for issuance pursuant to the Directors' Plan. The effective date of the Directors' Plan (the "Effective Date") was January 28, 1997, the effective date of the Company's initial public offering. See "Director Compensation."

     New Plans. The Board of Directors has adopted, subject to stockholder approval, the Medirisk, Inc. 1998 Employee Stock Purchase Plan and the Medirisk, Inc. 1998 Long-Term Incentive Plan. Descriptions of such plans appear below under Proposal 2 - "Approval of the Medirisk, Inc. 1998 Employee Stock Purchase Plan" and Proposal 3 - "Approval of the Medirisk, Inc. 1998 Long-Term Incentive Plan."

EMPLOYMENT AGREEMENT

     Mark A. Kaiser is a party to an employment agreement dated as of May 31, 1996, with Medirisk pursuant to which he serves as Chairman of the Board of Directors and Chief Executive Officer of the Company (the "Employment Agreement"). The Employment Agreement is for an initial term of three years, commencing on May 31, 1996, with automatic one-year renewals thereafter, unless either party gives 60 days' advance notice of nonrenewal. The Employment Agreement provides for an initial annual base salary of $190,000, which may be increased annually at the discretion of the Compensation Committee of the Company, and an annual target bonus equal to 50% of his base salary for the applicable year, determined based upon Medirisk's performance with respect to goals established by the Compensation Committee. Mr. Kaiser is also entitled to participate in all of the Company's employee benefit plans. In addition, under the Employment Agreement Mr. Kaiser was granted options to purchase up to 32,480 shares of Common Stock at $0.64 per share in 1996 and an additional 32,480 shares of Common Stock at $7.50 per share in May 1997. The Employment Agreement provides that the Company shall grant Mr. Kaiser additional options to purchase 32,480 shares on each of the first and second anniversaries of the date of the agreement. These subsequent options will have an exercise price equal to the fair market value of the Common Stock on the date of grant. All of the options granted under the Employment Agreement vest ratably over five years from the date of grant or immediately upon the sale or other change of control involving the Company. The Employment Agreement contains a nondisclosure covenant, as well as covenants not to divert business or employees from the Company for one year following termination. In the event Mr. Kaiser terminates his employment for good reason, as defined in the Employment Agreement (which includes a voluntary termination by Mr. Kaiser one year after a change of control involving the Company), or if Medirisk terminates his employment other than for good cause, as defined in the Employment Agreement, Mr. Kaiser shall be entitled to continue to receive his base salary and all benefits until the later of May 31, 1999, or one year from the date of termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     James K. Murray, III, was a member of the Compensation Committee for a portion of 1997, during which period he was also an Executive Vice President of HPSC. Prior to Mr. Murray's joining the Board of Directors, the Company and HPSC entered into a Securities Purchase Agreement, (the "Securities Purchase Agreement") pursuant to which the Company issued to HPSC 280,623 shares of Series B Convertible Preferred Stock for $2.0 million and Senior Subordinated Notes in an original principal amount equal to $6.9 million at par. At that time, the Company and HPSC entered into a Registration Rights Agreement giving HPSC certain demand and piggyback registration rights, a Shareholders' Agreement and Warrant Agreement. Pursuant to the Securities Purchase Agreement, HPSC has the right to name one person to be nominated to the Company's Board of Directors so long as HPSC owns or has the contractual right to acquire at least 162,400 shares of Common Stock. In connection with the Company's initial public offering, during 1997 the Company repaid the HPSC Senior Subordinated Notes, and the Series B Convertible Preferred Stock was automatically converted into 182,292 shares of Common Stock.



     As of June 11, 1998, HPSC's ownership of Common Stock fell to less than 162,400 shares, and it no longer has any contractual right to acquire shares of Common Stock. Therefore, in order to reflect the fact that HPSC no longer has the right to name one nominee to the Company's Board of Directors, and in accordance with authority granted to the Board of Directors under the Bylaws of the Company, the Board of Directors has reduced the number of directors of the Company from six to five, effective upon the earlier to occur of (i) any resignation by Mr. Murray as a director of the Company, or (ii) the conclusion of the Annual Meeting.


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     Decisions and recommendations regarding the compensation of the Company's executives are made by the Compensation Committee which is composed entirely of directors who do not serve as officers or employees of the Company. Set forth below is a report of the members of the Compensation Committee during 1997 concerning the Company's compensation policies for 1997. The following report is not subject to incorporation by reference in any filings heretofore or hereafter made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

     Prior to the Company's initial public offering, the Compensation Committee was comprised of Messrs. Pinkas, Finn and Murray. From February 4, 1997 through December 31, 1997, the Committee was comprised of Messrs. Pinkas and Cowan.

     The Compensation Committee of the Board of Directors establishes compensation policies and programs for the Company's Chief Executive Officer and other senior management. The Compensation Committee establishes base compensation (subject to any employment agreements that are in place), approves increases in base compensation and determines bonus compensation (subject to any employment agreements that are in place) for the Company's Chairman of the Board and Chief Executive Officer and its Chief Financial Officer and has authority to approve the recommendations of senior management regarding annual base and bonus compensation for all other officers and senior employees of the Company. The Compensation Committee also has exclusive authority to approve stock option (and other stock incentive) grants to all executive officers and employees. The Compensation Committee considers both internal and external data in determining officers' compensation, including relevant industry executive compensation data.

COMPENSATION PHILOSOPHY

     The Company's compensation philosophy is for a substantial portion of the annual compensation of each executive officer to be contingent on the performance of the Company, as well as the individual contributions of each officer. As a result, much of each executive officer's compensation is "at risk," with annual bonus compensation (upon attaining 100% or more of target levels) accounting for not less than 20% of total cash compensation for senior management. The purpose of this philosophy is to align the executive's compensation closely with the Company's achievement of both annual and long-range objectives, thereby serving the interests of stockholders. The Company also seeks to provide competitive compensation packages when compared to companies of a similar size in similar industries, which assists the Company in attracting and retaining highly qualified executives.

COMPENSATION PROGRAM

     The Company's executive compensation program has three major components, all of which are intended to implement the Company's compensation philosophy:

          1. Base Salary. Base annual salary for the Chairman of the Board and Chief Executive Officer is established by employment contract and is reviewed annually. Base salary for other executive officers is established when the officer is employed and is reviewed annually. In establishing and reviewing base salaries, the Compensation Committee bases its decisions on competitive pay practices of comparable companies, the skills and performance of the individual executive, the needs and resources of the Company, and the expenses that would be incurred by the Company in recruiting a new executive to fill a vacated position.

          2. Cash Bonuses. The Company makes annual cash bonuses available to its senior management based upon the attainment of specified business and personal goals. Bonuses paid in 1997 were based on executives' performance in 1996, and the amounts of such bonuses were based on the Compensation Committee's subjective assessment of the Company's and the executive's performance in 1996.

          In 1997, the Compensation Committee adopted an incentive compensation program for the Company's executive officers (Messrs. Kaiser, Goins and Rodwick). The program was intended to provide cash incentive bonuses based on the Company's achievement of short-term goals that were consistent with the Company's long-term goals and to promote the Company's compensation philosophy that a substantial portion of executive compensation be at risk. It was the Compensation Committee's subjective assessment that an incentive bonus equal to 50% of base salary (the level established for Mr. Kaiser in his employment agreement) was an appropriate percentage for all executive officers to have at risk on an annual basis. The annual bonus under the incentive compensation program was to be based on the Company's performance measured by targeted earnings-per-share for 1997. If the actual performance for 1997 was less than the target, the bonus would be reduced, and if the actual performance for 1997 was greater than the target, the bonus would be increased. The Company met the earnings-per-share targets established in the 1997 incentive compensation program, and bonuses will be paid to Messrs. Kaiser and Goins in 1998 in accordance with the program. In light of his resignation, Mr. Rodwick will not receive any bonus under the 1997 incentive compensation program.

          The Compensation Committee has adopted a similar incentive compensation plan for Messrs. Kaiser, Goins and Rawls for the year 1998.

          3. Equity-Based Incentive Compensation. The Company provides equity-based incentives to key employees through the Medirisk, Inc. 1996 Stock 1996 Incentive Plan (the "1996 Incentive Plan"). The 1996 Incentive Plan is administered by the Compensation Committee. As a general practice, the Compensation Committee approves grants of stock options to key employees commensurate with their positions when they join the Company and considers additional discretionary grants on an annual basis based on performance.

     All options granted since the Company's initial public offering in January 1997 (including the options granted in 1997 to Messrs. Kaiser and Goins, as discussed below) have been granted with an exercise price equal to the fair market value of the Common Stock on the date of grant (with fair market value being equal to the closing price of a share of Common Stock as quoted on the Nasdaq National Market). The Compensation Committee believes that this pricing practice will generally continue in the future. Historically, all options have vested over five years from the date of grant to provide incentive to key employees to remain with the Company, and the Compensation Committee intends to continue this practice. The Compensation Committee has the authority to shorten this vesting period in its discretion. The purpose of the 1996 Incentive Plan is to provide the economic incentives of ownership, create management incentives to improve stockholder value and, through the use of vesting periods, to encourage executives to remain with the Company and focus on long-term results. The Company has not granted stock appreciation rights, restricted stock awards or long-term incentive bonuses, but the 1996 Incentive Plan permits grants of these types of incentives.

     The Company and Mark A. Kaiser, Chairman of the Board, Chief Executive Officer and President of the Company, entered into a three-year Employment Agreement effective on May 31, 1996. As required by that Employment Agreement, on June 2, 1997, the Company granted 32,480 options to Mr. Kaiser with an exercise price of $7.50 per share. The Employment Agreement also requires the Company to grant an additional 32,480 options on May 31, 1998. During 1997 the Compensation Committee also approved grants of a total of 42,520 options to Kenneth M. Goins, Jr., Executive Vice President and Chief Financial Officer of the Company, 16,240 of which have an exercise price of $7.625 per share, and the remaining 26,280 of which have an exercise price of $10.50 per share. All options granted to Messrs. Kaiser and Goins in 1997 vest over five years from the date of grant, subject to acceleration upon a change in control of the Company.

OTHER EXECUTIVE COMPENSATION

     The Company's executives also participate in the benefit programs that are available to all of the Company's employees, including a 401(k) savings plan (which permits matching contributions), medical, and life and disability insurance benefits. The Company does not maintain any other pension or retirement programs. The Company generally does not provide executive perquisites such as club memberships.

     The Securities and Exchange Commission requires all Compensation Committees to discuss how they intend to deal with the cap on deductibility of compensation over $1.0 million for executive officers. Given the Company's current compensation levels, the Compensation Committee does not believe it is necessary to consider this issue at this time. The Company intends to take necessary steps to ensure that its compensation policies maximize the deductibility of compensation paid to executives; however, the Compensation Committee may determine that nondeductible payments are appropriate in light of a particular executive's performance or particular circumstances.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Mr. Kaiser's 1997 compensation was derived from commitments under his Employment Agreement. The Compensation Committee approved a discretionary increase in Mr. Kaiser's base salary to $202,000 (a 6.3% increase over his prior base salary for 1996) in February 1997. In approving such increase, the Compensation Committee considered its experience with, and knowledge of, the compensation of chief executive officers of similar companies, as well as Mr. Kaiser's importance to the Company and its operations. At that time Mr. Kaiser also received bonus compensation of $95,000 (which represented 50% of his 1996 base salary) in recognition of his efforts in overseeing and completing the Company's initial public offering and the implementation of the Company's 1996 operating plan. Mr. Kaiser's target annual bonus of 50% of base salary is established in the Employment Agreement. The Employment Agreement also provides that the amount of bonus is determined upon the Company's performance with respect to goals established by the Compensation Committee. Pursuant to the Employment Agreement, the Company granted Mr. Kaiser 32,480 options in June 1997 as discussed above. When it approved the Employment Agreement, the Compensation Committee determined that these additional equity-based compensation awards were necessary for the retention of Mr. Kaiser and to provide added incentive to achieve the Company's short-term and long-term goals.

                                          Compensation Committee
                                          (During All or Part of 1997)

                                          Robert P. Pinkas, Chairman
                                          Keith O. Cowan
                                          Michael J. Finn
                                          James K. Murray, III

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following is a comparative performance graph which compares the percentage change of cumulative total stockholder return on the Company's Common Stock with (a) the performance of a broad equity market indicator and (b) the performance of a published industry index or peer group. The following graph compares the percentage change of cumulative total stockholder return on the Company's Common Stock with (a) the performance of the Nasdaq National Market (U.S.) ("Nasdaq") and (b) the performance of the H&Q Technology Index, the Company's peer group ("Technology"). The graph begins on February 3, 1997, the date on which the Company's Common Stock first began trading on the Nasdaq Stock Market, assumes the investment on such date of $100 in the Company's Common Stock, Nasdaq and Technology, and assumes that all dividends, if any, were reinvested at the time they were paid.

     The comparison in the graph below is based on historical data and is not intended to forecast the possible future performance of the Company's Common Stock.

                                                                      Nasdaq Stock
               Measurement Period                                        Market             H&Q
             (Fiscal Year Covered)                 Medirisk, Inc.        (U.S.)          Technology
02/03/97                                                       100               100               100
12/31/97                                                       107               115               107

                                   PROPOSAL 2

                         APPROVAL OF THE MEDIRISK, INC.
                       1998 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors on March 11, 1998 adopted, subject to stockholder approval at the Annual Meeting, the Medirisk, Inc. 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"). If approved by the stockholders at the Annual Meeting, the Employee Stock Purchase Plan will be effective as of its adoption by the stockholders.

     A summary of the Employee Stock Purchase Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Employee Stock Purchase Plan attached to this Proxy Statement as Exhibit "A."

GENERAL

     The purpose of the Employee Stock Purchase Plan is to encourage employees of the Company and any participating subsidiaries to acquire a proprietary interest, or to increase their existing proprietary interest, in the Company. The Board of Directors believes that employee ownership of the Company's Common Stock will serve as an incentive, encouraging employees to continue employment and to perform diligently their duties as employees.

     The Employee Stock Purchase Plan is proposed to be adopted with 200,000 shares available for purchase.

ELIGIBILITY


     Each employee of the Company and each employee of any designated subsidiary corporation of the Company that has adopted the Employee Stock Purchase Plan for the benefit of its employees (the Company and each such other corporation being referred to herein as a "Participating Company") is eligible to participate in the Employee Stock Purchase Plan, provided such employee: (i) is regularly scheduled to work at least twenty (20) hours each week and at least five (5) months in the calendar year, and (ii) immediately after the grant of an option to him under the Employee Stock Purchase Plan would own less than five percent of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. As of June 19, 1998, there were approximately 248 employees eligible to participate in the Employee Stock Purchase Plan.


     An eligible employee may elect to become a participant in the Employee Stock Purchase Plan by filing with the Compensation Committee of the Board of Directors of the Company an election form authorizing specified regular payroll deductions over the next succeeding purchase period. Unless an employee files a new election form or withdraws from the Employee Stock Purchase Plan, the election form continues from one purchase period to succeeding purchase periods as long as the Employee Stock Purchase Plan remains in effect. An employee may authorize payroll deductions in an amount not less than one (1%) percent but not more than ten (10%) percent of the employee's total compensation, including base pay or salary and any bonuses or commissions. Deductions may not be increased or decreased during a purchase period, but a participant may withdraw in full from the Employee Stock Purchase Plan at any time. A participant may not make cash contributions or payments to the Employee Stock Purchase Plan.

ADMINISTRATION

     The Compensation Committee of the Board of Directors will have the authority to interpret and construe all provisions of the Employee Stock Purchase Plan and will have general responsibility for the administration of the Plan, including the authority to appoint an administrator for the Plan (the "ESPP Administrator").

SHARES SUBJECT TO PLAN

     Shares subject to the Employee Stock Purchase Plan may be authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. The total number of shares of Common Stock for which options may be granted under the Employee Stock Purchase Plan is 200,000 shares, subject to adjustment in accordance with the Employee Stock Purchase Plan.

TERMS AND CONDITIONS OF PARTICIPATION

     Participant Accounts. The ESPP Administrator will establish a bookkeeping account for each participant and credit such participant's payroll deductions to his account. Any funds actually held in accounts will remain part of the general assets of the Company and may be used by the Company for any corporate purpose. No interest will accrue or be paid on any payroll deductions contributed to the Employee Stock Purchase Plan or credited to the account of any participant.

     Purchase Periods. Under the Employee Stock Purchase Plan, the purchase periods during which payroll deductions will be accumulated under the Employee Stock Purchase Plan are the three-month periods commencing on or about January 1, April 1, July 1 and October 1 of each calendar year. The first purchase period commencing after the effective date of the Employee Stock Purchase Plan will be the three-month period from October 1, 1998, through December 31, 1998.

     Grant of Options. On the first business day of each purchase period, the Company will grant to each participant in the Employee Stock Purchase Plan an option to purchase on the last day of such purchase period whole shares of Common Stock. The participant will be entitled to exercise such option to the extent of the participant's accumulated payroll deductions on the last day of such purchase period; provided, however, that the maximum number of shares of Common Stock that the participant will be eligible to purchase with respect to each of the first four purchase periods is 1,250 shares per period. If the participant's accumulated payroll deductions on the last day of each of the initial four purchase periods would enable the participant to purchase more than 1,250 shares with respect to such period, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 1,250 shares will be refunded to the participant, without interest. The Option Price for each purchase period will be the lesser of (i) 85% of the fair market value of the Common Stock on the first business day of the purchase period, or (ii) 85% of the fair market value of the Common Stock on the last business day of the purchase period.

     Exercise of Options. Each eligible employee who continues to be a participant in the Employee Stock Purchase Plan on the last business day of a purchase period will be deemed to have exercised his option on such date for such number of full shares of Common Stock as his accumulated payroll deductions on such date will pay for at the Option Price, subject to the 1,250-share limit of the option for each of the first four purchase periods. Only full shares of Common Stock may be purchased under the Employee Stock Purchase Plan. Unused payroll deductions remaining in an employee's account at the end of a purchase period (other than amounts refunded to the employee as set forth above) will be carried forward to the succeeding purchase period, without interest.

     Special Limitations. No option will be granted to a participant if such option, when combined with all other options granted under all of the Code, employee stock purchase plans of the Company maintained in accordance with
Section 423 of the Code, its parents and its subsidiary corporations, would permit such participant to purchase shares of Common Stock of the Company having a fair market value in excess of $25,000 per year.

     Withdrawals. An employee may withdraw from the Employee Stock Purchase Plan at any time prior to the last business day of each purchase period by delivering a withdrawal notice to the ESPP Administrator, in which event the Company will refund the entire balance of the employee's deductions not previously used to purchase stock under the Employee Stock Purchase Plan. To re-enter the Employee Stock Purchase Plan, an employee who has previously withdrawn must file a new authorization at least ten (10) days before the beginning date of the next purchase period. A participant who elects to withdraw from the Employee Stock Purchase Plan may not participate again until the beginning of the next purchase period.

     Adjustments. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, shares of Common Stock are exchanged for other securities of the Company, each optionee will be entitled to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock such optionee would otherwise have been entitled to purchase, and appropriate adjustments will be made in the exercise price per share to reflect such subdivision, combination or exchange. In the event of a stock dividend, each optionee upon exercising such an option will be entitled to receive the shares as to which he or she is exercising the option and the stock dividend on such shares. In any of the above events, appropriate adjustments will also be made to the number of shares available for purchase under the Employee Stock Purchase Plan. Any of the above adjustments will be made only to the extent that they will not require stockholder approval under Section 423(b)(2) of the Code. In the event of an acquisition of the Company or substantially all of its stock or assets, each optionee shall be entitled to receive at the end of the applicable purchase period, upon the exercise of such purchase right for each share Common Stock as to which such purchase right shall be exercised, as nearly as reasonably may be determined, the cash, securities, or property which a holder of one (1) share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors will take such steps in connection with such transactions as the Board deems necessary or appropriate to assure that the foregoing provision shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the cash, securities, or property which the holder of such purchase right may thereafter be entitled to receive. In lieu of the foregoing, the Compensation Committee may terminate the Employee Stock Purchase Plan in accordance with the terms thereof.

     Delivery of Common Stock; Stockholder Rights. As soon as practicable after the end of each purchase period, the Company will issue to each participant the shares of Common Stock of the Company, if any, purchased for such participant. During such time, if any, as the Company participates in a direct registration system, shares of Common Stock so issued shall be directly registered in the name of the participant. If the Company does not participate in a direct registration system, then until distribution of the shares from the Employee Stock Purchase Plan is requested by a participant, stock certificates evidencing the participant's shares of Common Stock acquired upon exercise of a Purchase Right shall be held by the ESPP Administrator as the nominee for the participant. These shares shall be credited to the participant's account. Certificates shall be held by the ESPP Administrator as nominee for participants solely as a matter of convenience. A participant shall have all ownership rights as to the shares credited to his or her account, and neither the ESPP Administrator nor the Company shall have any ownership or other rights of any kind with respect to any such certificates or the shares represented thereby.

     Restrictions on Transfer. An employee's rights under the Employee Stock Purchase Plan may not be transferred other than by will or the laws of descent and distribution. Any option granted under the Employee Stock Purchase Plan to an employee may be exercised, during the employee's lifetime, only by the employee.

     Termination of Employee's Rights. An employee's rights under the Employee Stock Purchase Plan will terminate when he ceases to be an employee because of retirement, voluntary or involuntary termination, resignation, lay-off, discharge, death, change of status or for any other reason, except that if an employee is on a leave of absence from work during the last three months of any purchase period, he will be deemed to be a participant in the Employee Stock Purchase Plan on the last day of that purchase period. A withdrawal notice will be considered as having been received from the employee on the day his employment ceases, and all payroll deductions not used to purchase stock will be refunded. If an employee's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the employee an the day the interruption occurs.

TERMINATION AND AMENDMENT

     The Employee Stock Purchase Plan has no pre-established expiration date and may be terminated at any time by the Compensation Committee, but such termination will not affect options then outstanding. The Employee Stock Purchase Plan will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Employee Stock Purchase Plan have been purchased. If at any time shares of stock reserved for the Employee Stock Purchase Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares will be apportioned among participants in proportion to their options and the Employee Stock Purchase Plan will terminate. Upon termination, all payroll deductions not used to purchase stock will be refunded. The Compensation Committee may from time to time amend the Employee Stock Purchase Plan provided that, without the approval of the stockholders, no amendment may
(i) increase the number of shares that may be issued or change the class of employees eligible to receive options under the Employee Stock Purchase Plan or
(ii) cause Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to become inapplicable to the Employee Stock Purchase Plan.

FEDERAL INCOME TAX EFFECTS

     The Employee Stock Purchase Plan is intended to qualify for the favorable federal income tax consequences of Code Section 423. Neither the grant nor the exercise of options granted under the Employee Stock Purchase Plan will have a tax impact on the participant or the Company. A participant receives a tax basis in the purchased stock equal to his own contributions. If a participant disposes of the stock acquired upon the exercise of his options after at least two years from the date of grant and one year from the date of exercise (the "required holding period"), then the participant will recognize as ordinary income the amount by which the lesser of
(i) the fair market value of the stock at the time of disposition, or (ii) the fair market value of the stock at the date of grant (i.e., at the beginning of the purchase period) exceeds the participant's tax basis in such stock. Any gain in addition to this amount will be treated as a capital gain. If a participant holds stock at the time of his death, the required holding period will automatically be deemed to have been satisfied and ordinary income must be realized by the participant in the amount by which the lesser of (i) the fair market value of the stock at the time of death, or (ii) the fair market value of the stock at the date of grant (i.e., at the beginning of the purchase period) exceeds the participant's tax basis in such stock. The Company will not be entitled to a deduction if the holding period requirements are satisfied.

     If a participant disposes of stock before the expiration of the required holding period, then the participant must recognize as ordinary income the excess of the fair market value of the stock on the date of exercise of the option over the participant's tax basis in such stock. Any additional gain will be treated as long-term or short-term capital gain or loss, as the case may be. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant (subject to the provisions of Section 162(m) of the Code).

     At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Employee Stock Purchase Plan is disposed of, the participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of such stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the participant.

RESTRICTIONS ON RESALE

     If an employee is not an "affiliate" of the Company, he may resell the Common Stock acquired under the Employee Stock Purchase Plan without compliance with the requirements of Rule 144 of the Exchange Act ("Rule 144"). Otherwise, resales of Common Stock acquired under the Employee Stock Purchase Plan may be sold only in compliance with all of the provisions of Rule 144, other than the one-year holding period requirement, or pursuant to a separate registration for the sale of such shares. In general, under Rule 144, an "affiliate" (which term includes executive officers and directors of the Company and persons whose shares are aggregated with such affiliate) is entitled to sell within any three-month period a number of shares (including shares received other than pursuant to the Employee Stock Purchase Plan) that does not exceed the greater of one percent of the then-outstanding shares of the Company's Common Stock or the average weekly trading volume in the Nasdaq National Market during the four calendar weeks preceding the sale.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     Directors who are not employees are not entitled to participate in the Employee Stock Purchase Plan. Participation in the Employee Stock Purchase Plan is entirely voluntary. Therefore, it is not presently possible to determine the benefits or amounts that will be received pursuant to the Employee Stock Purchase Plan by the following persons: (i) the Named Executive Officers, (ii) all current executive officers as a group, or (iii) all employees, including all current officers who are not executive officers, as a group.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting on this proposal will constitute approval of the Employee Stock Purchase Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE MEDIRISK, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN.

                                   PROPOSAL 3
                         APPROVAL OF THE MEDIRISK, INC.
                         1998 LONG-TERM INCENTIVE PLAN

     The Company currently maintains the Medirisk, Inc. 1996 Stock Incentive Plan, under which stock options, stock purchase rights and restricted stock may be awarded to employees, officers, consultants and directors of the Company. There are currently 11,080 shares remaining available for awards under the 1996 Incentive Plan. On March 11, 1998, the Board of Directors adopted the Medirisk, Inc. 1998 Long-Term Incentive Plan (the "Long-Term Incentive Plan"), subject to stockholder approval, at the Annual Meeting. If the stockholders approve the Incentive Plan, the Company will grant awards for the remaining shares available under the 1996 Incentive Plan. The Company has reserved 500,000 shares of its Common Stock for issuance in connection with options and awards under the Long-Term Incentive Plan. If approved by the stockholders at the Annual Meeting, the Long-Term Incentive Plan will be effective as of its adoption by the stockholders.

     A summary of the Long-Term Incentive Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Long-Term Incentive Plan attached to this Proxy Statement as Exhibit "B."

GENERAL


     The purpose of the Long-Term Incentive Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of employees, officers, consultants and directors to those of the stockholders, and by providing such persons with an incentive for outstanding performance. As of June 19, 1998, there were approximately 253 persons eligible to participate in the Long-Term Incentive Plan.


     The Long-Term Incentive Plan authorizes the granting of awards ("Awards") to employees, officers, consultants and directors of the Company or its affiliated companies in the following forms: (i) options to purchase shares of Common Stock ("Options"), which may be incentive stock options or nonqualified stock options, (ii) stock appreciation rights ("SARs"); (iii) performance units ("Performance Units"); (iv) restricted stock ("Restricted Stock"); (v) dividend equivalents ("Dividend Equivalents"); and (vi) other stock-based awards.

     Pursuant to Code Section 162(m), the Company may not deduct compensation in excess of $1 million paid to the Chief Executive Officer and the four next most highly compensated executive officers of the Company. The Long-Term Incentive Plan is designed to comply with Code Section 162(m) so that the grant of Options and SARs under the plan, and other Awards, such as Performance Units, that are conditioned on the performance goals described in the plan, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible by the Company.

     Subject to adjustment as provided in the Long-Term Incentive Plan, the aggregate number of shares of Common Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a SAR or Performance Unit) is 500,000, of which no more than 20% may be granted in the form of restricted stock awards. The maximum number of shares of Common Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Long-Term Incentive Plan to any one participant is 100,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by a participant (less any consideration paid by the participant for such Award) during any one calendar year under the Incentive Plan is $1,000,000.00.

ADMINISTRATION

     The Long-Term Incentive Plan will be administered by the Compensation Committee of the Board of Directors of the Company. The Compensation Committee has the power, authority and discretion to designate participants; determine the type or types of Awards to be granted to each participant and the terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Long-Term Incentive Plan; and make all other decisions and determinations that may be required under, or as the Compensation Committee deems necessary or advisable to administer, the Long-Term Incentive Plan.

AWARDS

     Stock Options. The Compensation Committee is authorized to grant Options, which may be incentive stock options ("ISOs") or nonqualified stock options ("NQSOs"), to participants. All Options will be evidenced by a written Award Agreement between the Company and the participant, which will include such provisions as may be specified by the Compensation Committee. The terms of any ISO must meet the requirements of Code Section 422.

     Stock Appreciation Rights. The Compensation Committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess, if any, of: the fair market value of one share of Common Stock on the date of exercise, over the grant price of the SAR as determined by the Compensation Committee, which will not be less than the fair market value of one share of Common Stock on the date of grant in the case of any SAR related to an ISO. All awards of SARs will be evidenced by an Award Agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Compensation Committee at the time of grant.

     Performance Units. The Compensation Committee may grant Performance Units to participants on such terms and conditions as may be selected by the Compensation Committee. The Compensation Committee will have the complete discretion to determine the number of Performance Units granted to each participant and to set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the participant.

     Restricted Stock Awards. The Compensation Committee may make awards of Restricted Stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Compensation Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends, if any, on the Restricted Stock).

     Dividend Equivalents. The Compensation Committee is authorized to grant Dividend Equivalents to participants subject to such terms and conditions as may be selected by the Compensation Committee. Dividend Equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Common Stock subject to an Award, as determined by the Compensation Committee. The Compensation Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock, or otherwise reinvested.

     Other Stock-Based Awards. The Compensation Committee may, subject to limitations under applicable law, grant to participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, as deemed by the Compensation Committee to be consistent with the purposes of the Long-Term Incentive Plan, including without limitation shares of Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, and Awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified affiliated companies of the Company. The Compensation Committee will determine the terms and conditions of any such Awards.

     Performance Goals. The Compensation Committee may determine that any Award will be determined solely on the basis of (a) the achievement by the Company or a parent or subsidiary of a specified target return, or target growth in return, on equity or on assets, (b) the Company's or a parent's or subsidiary's stock price, (c) the achievement by an individual or a business unit of the Company or a parent or subsidiary of a specified target, or target growth in, revenues, net income or earnings per share, or (d) any combination of the goals set forth in
(a) through (c) above. If an Award is made on such basis, the Compensation Committee must establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code
Section 162(m)), and the Compensation Committee may for any reason reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

     Limitations on Transfer; Beneficiaries. No unexercised or restricted Award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a qualifying domestic relations order; provided, however, that the Compensation Committee may (but need not) permit other transfers where the Compensation Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an ISO to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any Award upon the participant's death.

     Acceleration Upon Certain Events. Upon the participant's death or disability, all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding Awards will lapse. Any Options or SARs will thereafter continue or lapse in accordance with the other provisions of the Long-Term Incentive Plan and the Award Agreement. In the event of a Change in Control of the Company (as defined in the Long-Term Incentive Plan), all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully vested and all restrictions on all outstanding Awards will lapse. In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company, the Compensation Committee or the Board may in its sole discretion declare all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised to become fully vested, and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Compensation Committee or the Board may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event.

TERMINATION AND AMENDMENT

     With the approval of the Board, at any time and from time to time, the Compensation Committee may terminate, amend or modify the Long-Term Incentive Plan without shareholder approval; provided, however, that the Compensation Committee may condition any amendment on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the Long-Term Incentive Plan may adversely affect any Award previously granted under the Incentive Plan, without the written consent of the participant.

CERTAIN FEDERAL INCOME TAX EFFECTS

     Nonqualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a nondiscounted NQSO. However, the participant will realize ordinary income on the exercise of the NQSO in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction (subject to the provisions of Section 162(m) of the Code). A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (i) the exercise price, increased by any compensation reported upon the participant's exercise of the option, and (ii) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for the applicable long-term capital gain holding period.

     Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of an ISO or the exercise thereof by the participant. If the participant holds the shares of Common Stock for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate exercise price and the amount realized upon disposition of the shares of Common Stock will constitute a capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess (if any) of the fair market value of the Common Stock purchased at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the aggregate exercise price, and the Company will be entitled to a federal income tax deduction equal to such amount (subject to the provisions of Section 162(m) of the Code). Upon exercise of an ISO, the participant may be subject to alternative minimum tax on certain items of tax preference. If an ISO is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as an NQSO.

     SARs. Under present federal income tax regulations, a participant receiving a nondiscounted SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company.

     Performance Units. Under present federal income tax regulations, a participant receiving Performance Units will not recognize income and the Company will not be allowed a tax deduction at the time the Award is granted. When a participant receives payment of Performance Units, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant, and the Company will be entitled to a corresponding tax deduction at that time.

     Restricted Stock. Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a Restricted Stock Award will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock, and the Company will be entitled to a corresponding tax deduction at that time.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS


     As of June 19, 1998, no awards had been granted or approved for grant under the Long-Term Incentive Plan. Any future awards will be made at the discretion of the Committee. Therefore, it is not presently possible to determine with respect to (i) the Named Executive Officers, (ii) all current executive officers, as a group, (iii) all current directors who are not executive officers, as a group, or (iv) all employees, including all current officers who are not executive officers, as a group, either the benefits or amounts that will be received by such persons or groups pursuant to the Long-Term Incentive Plan or the benefits or amounts that would have been received by such persons or groups under the Long-Term Incentive Plan if it had been in effect during the last fiscal year.


ADDITIONAL INFORMATION


     The closing price of the Common Stock, as reported by the Nasdaq National Market on June 19, 1998, was $19.3125.


VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting on this proposal will constitute approval of the Incentive Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE MEDIRISK, INC. 1998 LONG-TERM INCENTIVE PLAN.

                                   PROPOSAL 4
APPROVAL, FOR PURPOSES OF THE LISTING REQUIREMENTS OF THE NASDAQ STOCK MARKET'S NATIONAL MARKET, OF THE ISSUANCE OF COMMON STOCK OR SERIES 1998-A PREFERRED STOCK BY THE COMPANY TO THE FORMER SHAREHOLDERS OF HEALTHDEMOGRAPHICS, A CORPORATION RECENTLY ACQUIRED BY THE COMPANY, TO THE EXTENT SUCH ISSUANCE COULD RESULT IN THE COMPANY ISSUING MORE THAN TWENTY PERCENT (20%) OF THE ISSUED AND OUTSTANDING COMMON STOCK OF THE COMPANY AS OF MARCH 31, 1998 IN CONNECTION WITH THE ACQUISITION OF HEALTHDEMOGRAPHICS (THE "HEALTHDEMOGRAPHICS ISSUANCE").

GENERAL

     On March 26, 1998 the Company, Healthdemographics, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), Healthdemographics, a California corporation ("Healthdemographics"), and certain shareholders of Healthdemographics entered into an Acquisition Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, the Company acquired Healthdemographics through the merger (the "Merger") of Healthdemographics with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of the Company. In consideration for acquiring all of the issued and outstanding stock of Healthdemographics in the Merger, the Company (i) issued 171,315 shares of its $0.001 par value Common Stock, (ii) paid approximately $2.7 million in cash, (iii) assumed Healthdemographics net liabilities, and (iv) agreed to pay certain additional consideration (the "Contingent Consideration") to the former shareholders of Healthdemographics, if Healthdemographics achieves certain operating income objectives. A copy of the Merger Agreement is attached to this Proxy Statement as Exhibit "C".

BACKGROUND OF THE MERGER

     Beginning in September 1997, the Company began preliminary research on Healthdemographics. Specifically, the Company studied the scope and strength of the market for Healthdemographics' products and the ability of Healthdemographics to compete with other companies providing similar decision-support software.

     On November 21, 1997, the Company sent a letter to P. Timothy Garton, President of Healthdemographics, to schedule a meeting between the Company and Healthdemographics. Representatives of the Company and Healthdemographics met in December 1997, and following exchanges of additional information, the Company and Healthdemographics entered into a Confidentiality Agreement dated December 31, 1997.

     In February 1998 representatives of the Company traveled to San Diego to perform due diligence on Healthdemographics. In February and March 1998, representatives of the Company continued to conduct due diligence and began preliminary negotiations of acquisition terms and documents with representatives of Healthdemographics. On March 11, 1998, the Board of Directors of the Company approved the acquisition subject to the resolution of a number of issues, including final transaction structure.

     In late March 1998, representatives of Healthdemographics met with representatives of the Company to resolve remaining issues, including the initial consideration and earn-out consideration to be paid, final transaction structure, employment issues and noncompetition agreements. The parties resolved these issues, and acquisition documents were executed on March 26, 1998.

     On March 31, 1998, after the satisfaction of various closing conditions and the filing of a Certificate of Merger with the Secretaries of State of California and Delaware, the Merger was completed. Following the close of the Nasdaq Stock Market on March 31, 1998, the Company issued a press release to announce the closing of the Merger.

REASONS FOR THE MERGER

     In reaching its decision to approve the Merger Agreement and the transactions contemplated thereby, the Board of Directors of the Company consulted with management of the Company and various advisors and independently considered a number of factors. In view of the variety of factors considered in its evaluation of the Merger, the Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination. Factors considered include the following:

          (i) The products offered by Healthdemographics will allow the Company to expand the Company's market performance products and customer base.

          (ii) By forecasting demand for healthcare services, Healthdemographics' products will allow the Company's customers to make more informed business decisions regarding strategic planning and marketing planning and analysis.

          (iii) The opportunities for economies of scale and operating efficiencies that should result from the Merger including the integration of information systems and support functions.

          (iv) The belief that the combination of Healthdemographics products and management team with the financial resources and experience of the Company will provide a significant opportunity for the expansion of Healthdemographics, products and customer base.

          (v) On the basis of the relative earnings of both companies and the exchange ratio, the Company believed the Merger would be accretive to its current stockholders in the near term, and would be more so in the future if certain synergies are achieved.

          (vi) By including in the Merger Agreement incentive for future growth through the payment of the Contingent Consideration, the Company has provided the Healthdemographics' management team incentive to continue to expand Healthdemographics' operating income.

CONSIDERATION ISSUED IN THE MERGER

     At the effective time of the Merger, each share of Healthdemographics capital stock was converted into (i) the right to receive its pro rata portion of the aggregate merger consideration in cash and stock, and (ii) the right to receive the Contingent Consideration. The aggregate initial consideration issued and delivered to shareholders of Healthdemographics was 171,315 shares of Common Stock and approximately $2.7 million in cash.

     The payment of the Contingent Consideration is contingent upon Healthdemographics achieving certain quarterly operating income targets. The parties negotiated these operating income targets at arm's length prior to entering into the Merger Agreement. The Contingent Consideration payable by the Company is a multiple of Healthdemographics' operating income over predetermined operating income targets. The predetermined targets were established based on the Company's projections concerning Healthdemographics' business and growth. The multiple to be applied to operating income in excess of these targets varies according to the amount, if any, by which actual operating income exceeds the predetermined targets. Payments of Contingent Consideration will be made 50% in cash and 50% in either Common Stock or Series 1998-A Preferred Stock. The Company's obligation to make the Contingent Consideration payments extends through the year 2000. There is no minimum Contingent Consideration guaranteed, and the former shareholders of Healthdemographics could receive no additional payments. In addition, there is no upper limit on the Contingent Consideration.

     As noted above, the Contingent Consideration will be payable in a combination of cash and Common Stock or Series 1998-A Preferred Stock. The Series 1998-A Preferred Stock will be issuable only if, at the time a payment of Contingent Consideration is due, the market price for Common Stock is less than $22.6094 per share. If the Series 1998-A Preferred Stock is issued, it will be issued at its liquidation preference of $10,000 per share.

DESCRIPTION OF SERIES 1998-A PREFERRED STOCK

     To satisfy the Company's obligation to make payments of Contingent Consideration in stock of the Company in order to preserve the tax treatment of the Merger, the Company's Board of Directors created a new series of Preferred Stock of the Company, par value $0.001, designated as the Series 1998-A Preferred Stock. The Board of Directors designated 5,000 of the previously undesignated shares of Preferred Stock as Series 1998-A Preferred Stock. The principal features of the Series 1998-A Preferred Stock, which will apply if it is issued and until its conversion, are summarized below. The following description of the Series 1998-A Preferred Stock is only a summary of certain provisions and is qualified in its entirety by reference to the copy of the Certificate of Designation for the Series 1998-A Preferred Stock attached as Exhibit "D" to this Proxy Statement (the "Certificate of Designation").

     Dividends: The holders of Series 1998-A Preferred Stock are entitled to receive cash dividends payable before any dividends are paid to holders of Common Stock or any other securities ranking junior to the Series 1998-A Preferred Stock at the rate of 5% per annum of the initial liquidation preference per share of the Series 1998-A Preferred Stock ($10,000). Dividends on the Series 1998-A Preferred Stock accrue from and after the date shares are issued and are payable annually on December 31 of each year. The Company may, in the discretion of the Board of Directors, declare and pay dividends or distributions, or make provision for the payment thereof, on Common Stock or any security ranking junior to the Series 1998-A Preferred Stock, but only if all accrued dividends on the Series 1998-A Preferred Stock have been paid in full prior to the date of any such declaration, payment or provision.

     Liquidation Rights: Upon any liquidation, dissolution and winding up of the Company, holders of Series 1998-A Preferred Stock will be entitled to receive, from the assets of the Company available for distribution to stockholders of the Company, an amount equal to $10,000 per share plus any accrued and unpaid dividends on the Series 1998-A Preferred Stock (the "Liquidation Preference") before any distribution is made to holders of Common Stock or any other class of stock ranking junior upon liquidation, dissolution and winding up to the Series 1998-A Preferred Stock.

     Voting Rights: Each share of Series 1998-A Preferred Stock is entitled to a number of votes equal to the number of shares of Common Stock into which such share of Series 1998-A Preferred Stock is then convertible. Except as otherwise provided by the Delaware General Corporation law, the holders of Series 1998-A Preferred Stock will vote together with the holders of Common Stock as a single class on all matters on which the holders of Common Stock are entitled to vote.

     Redemption: Beginning on the fifth anniversary of any issue date of shares of Series 1998-A Preferred Stock, the Company may, but is not required to, redeem all of the shares of Series 1998-A Preferred Stock that were issued on such issue date and that remain outstanding. Effective as of the twentieth anniversary of each issue date of shares of Series 1998-A Preferred Stock, the Company is required to redeem all of the shares of Series 1998-A Preferred Stock that were issued on such issue date and that remain outstanding. Upon any redemption of the Series 1998-A Preferred Stock, the Company will pay in cash the Liquidation Preference in effect on the date established for redemption, and dividends shall cease to accrue on that date. The Company will not establish any retirement or sinking fund for the redemption of the Series 1998-A Preferred Stock.

     Conversion: Each share of Series 1998-A Preferred Stock is subject to automatic conversion into Common Stock if, at any time, the Market Value (as defined in the Certificate of Designation) of Common Stock equals or exceeds $22.6094 (the "Conversion Price"). In such event, each share of Series 1998-A Preferred Stock will, automatically and without action on the part of the holder or the Company, be converted into a number of shares of Common Stock that results from dividing the Liquidation Preference in effect at the time by the Conversion Price. To protect against dilution, the Conversion Price is subject to adjustment if the Company effects a subdivision or combination of Common Stock (whether by stock split, stock dividend or otherwise). The Conversion Price and securities issuable upon conversion are also subject to adjustment if the company (i) conducts a capital reorganization of Common Stock, (ii) engages in a merger, consolidation or statutory share exchange in which the stockholders of the Company prior to such transaction own less than a majority of the voting stock of the resulting, surviving or exchanging corporation, or (iii) sells all or substantially all of its properties or assets or capital stock.

     Rank: The Series 1998-A Preferred Stock ranks prior to Common Stock with respect to the payment of dividends and distributions of assets upon the dissolution, liquidation and winding up of the Company. The Board of Directors may at any time and from time to time include additional shares in the designation of the Series 1998-A Preferred Stock, designate one or more series or classes of preferred stock with liquidation preferences, voting rights, dividend rights and other rights and privileges senior to the Series 1998-A Preferred Stock without the vote or consent of, or notice to, the holders of Series 1998-A Preferred Stock.

FRACTIONAL SHARES

     No certificates representing fractional shares of Common Stock were issued as a result of the Merger. Any fractional interest to which a former shareholder of Healthdemographics was entitled was satisfied through the payment of cash in an amount equal to such fractional part of a share of Common Stock multiplied by $22.6094.

EFFECT OF THE MERGER ON THE COMPANY'S SHAREHOLDERS

     Consummation of the Merger and the issuance of Common Stock in connection with the Merger did not result in any change in the rights of the holders of Common Stock under the provisions of the General Corporation Law of the State of Delaware or the Company's Certificate of Incorporation or Bylaws. Although the rights of the Common Stock were not modified as a result of the Merger, the Series 1998-A Preferred Stock that may be issued as Additional Consideration has rights and preferences superior to the rights of Common Stock.

CERTAIN FEDERAL TAX CONSEQUENCES

     The following discussion is a summary of certain of the federal income tax consequences of the Merger This discussion is not a complete description of all the consequences of the Merger. Each Healthdemographics shareholder's individual circumstances may affect the tax consequences of the Merger to him or her. For example, the discussion does not address the effect of the Merger to certain classes of taxpayers, including, without limitation, shareholders of Healthdemographics who held their stock other than as a capital asset, who received their stock upon the exercise of employee stock options or otherwise as compensation, and shareholders who were foreign persons, insurance companies, financial institutions or securities dealers. In addition, no information is provided herein with respect to the tax consequences of the Merger under applicable foreign, state or local laws. Accordingly, each shareholder of Healthdemographics is urged to consult his or her own tax advisor as to the specific federal income tax consequences to such shareholder, based on his or her own particular status and circumstances, and also as to any state, local, foreign or other tax consequences arising out of the Merger to him or her.

     The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), regulations and rulings as now in effect or proposed thereunder, current administrative rulings and practice, and judicial precedent, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences discussed herein. Furthermore, there can be no assurance that the Internal Revenue Service will not take a view contrary to those expressed herein. In the discussion below, all Section references are to the Code, and the term Company Stock refers to shares of stock of the Company issued in the Merger as consideration, whether at of the time the Merger became effective, or later as Contingent Consideration.

     Based on presently applicable federal income tax law, the Merger had the following federal income tax consequences:

          (i) The Merger qualified as a reorganization within the meaning of
     Section 368(a) of the Code and each of Company, Healthdemographics and Merger Sub was a party to the reorganization within the meaning of Section 368(b) of the Code.

          (ii) No gain or loss was recognized by Company, Healthdemographics or Merger Sub as a consequence of the Merger.

          (iii) No loss was or will be recognized by shareholders of Healthdemographics upon the exchange of Healthdemographics shares of stock for shares of Company Stock and any cash consideration received in the Merger. Subject to the opinion set forth in paragraph (iv) below, gain, if any, will be recognized by each shareholder of Healthdemographics in an amount equal to the excess of the fair market value of Company Stock received plus any cash consideration received over such shareholder's tax basis in the Healthdemographics shares exchanged therefor, but not in excess of the total cash received. The general rule is that any such gain will be treated as capital gain but if the exchange has the effect of a distribution of a dividend, then the amount of gain recognized, that is not in excess of the shareholder's ratable share of the undistributed earnings and profits of Healthdemographics, will be treated as a dividend, rather than capital gain. The determination of whether the exchange has the effect of the distribution of a dividend will be made on a shareholder by shareholder basis. The exchange will not have the effect of the distribution of a dividend, provided that one of the safe-harbors of
     Section 302(b) of the Code is met or the distribution otherwise is considered not to have the effect of a dividend. Most shareholders of Healthdemographics likely will meet the "substantially disproportionate" safe-harbor of Section 302(b)(2) of the Code, and thus have their gain treated as capital gain. The substantially disproportionate test will be met if after the transaction Healthdemographics shareholder will own less than fifty percent (50%) of all Company Stock and if his or her percentage ownership of Company Stock after the transaction is less than eighty percent (80%) of what his or her percentage ownership of Company Stock would have been if Company Stock instead of cash consideration had been received by the shareholder in connection with the Merger, in each case determined with application of Section 318 of the Code attributing stock ownership among family members and related entities.

          (iv) To the extent any portion of the Contingent Consideration is treated as interest, such amount will be treated as taxable ordinary income to shareholders of Healthdemographics.

          (v) A shareholder of Healthdemographics who receives cash in the Merger in lieu of a fractional share interest in Healthdemographics Stock, or because of the exercise of the right to dissent, would be treated as having received cash in redemption of the Company Stock that would have been received by such shareholder had Company Stock been issued instead of cash, subject to the provisions of Section 302 of the Code. The receipt of cash by such shareholder generally should result in capital gain or loss equal to the difference between the amount of cash received and the shareholder's basis in the shares of Healthdemographics stock, or fractional interest in a share of Healthdemographics stock.

          (vii) Except to the extent any Company Stock is treated as interest, the holding period of the Company Stock received by a shareholder of Healthdemographics includes the holding period of the Healthdemographics stock surrendered in exchange therefor, provided the Healthdemographics stock was held as a capital asset on the date of the exchange.

     Although not entirely clear, the basis of the Company Stock received by a shareholder of Healthdemographics in the Merger (other than Company Stock treated as interest) should, in the aggregate, be the same as the aggregate basis of the Healthdemographics Stock surrendered in exchange therefor (less the basis allocated to any fractional share of Company Stock settled by cash payment), decreased by any cash received, and increased by the amount treated as a dividend, the amount of the gain recognized by such shareholder with respect to the Merger, and any portion of the Contingent Consideration treated as interest. Until the final payment of the Company Common or Preferred Stock issued as Contingent Consideration has been made, such basis should be determined as though the maximum number of shares of Company Stock that the shareholder of Healthdemographics reasonably estimates she or he will receive had been issued (not including any shares of Company Stock treated as interest) under the Agreement to the shareholder as Contingent Consideration.

     The Merger Agreement provides that notwithstanding any provisions of the Merger Agreement, the aggregate consideration issued in the Merger will consist not less than fifty percent (50%) of Company Stock. The discussion above assumes that such fifty percent (50%) computation is based on the value of the

Company Stock at the time of its issuance as consideration in the merger. The tax consequences above may not obtain if this assumption is not valid.

NONCOMPETITION AGREEMENTS AND EMPLOYMENT AGREEMENTS

     The Company entered into Noncompetition Agreements with P. Timothy Garton and Michael D. Chermak. Pursuant to the terms of these Noncompetition Agreements, Messrs. Chermak and Garton agreed for a period of five years following the execution date of the Merger Agreement (i) not to compete with the Company in the development, implementation, marketing or sale of software, databases or other tools relating to the collection, maintenance or utilization of data concerning the supply of, and demand for, healthcare related products and services; (ii) not to hire, solicit or attempt to hire or solicit any employee of the Company on behalf of another company; (iii) enter into or attempt to enter into any business substantially similar to the business operated by Healthdemographics; and (iv) not to directly or indirectly divulge any of the Company's confidential information.

     The Company also entered into Employment Agreements with Mr. Chermak (the "Chermak Agreement") and Mr. Garton (the "Garton Agreement"). The Chermak Agreement provides that Mr. Chermak will serve as the Vice President and General Manager of Healthdemographics, Inc. until March 31, 2001. Under the Chermak Agreement, the Company will pay Mr. Chermak an annual base salary of $125,000 in accordance with the Company's current payroll practices. Any increase in Mr. Chermak's salary, as well as the payment of any bonuses and the grant of any stock options to Mr. Chermak, must be approved by the Board of Directors of the Company. In addition, Mr. Chermak will be entitled to certain fringe benefits as part of his employment, including reimbursement for reasonable and necessary business expenses, four weeks of paid vacation per year and participation in the Company's standard benefit programs. The Company may terminate Mr. Chermak's employment at any time prior to March 31, 2001 for cause or upon the disability of Mr. Chermak. If the Company terminates Mr. Chermak without cause prior to March 31, 2001, Mr. Chermak shall be entitled to receive his base salary for the remainder of the term of the agreement payable periodically in accordance with the Company's payroll procedures.

     The Garton Agreement provides that Mr. Garton will serve as the President of Healthdemographics, Inc. until March 31, 2001. Under the Garton Agreement, the Company will pay Mr. Garton an annual base salary of $125,000 payable in accordance with the Company's current payroll practices. Any increase in Mr. Garton's salary, as well as the payment of any bonuses and the grant of any stock options to Mr. Garton, must be approved by the Board of Directors of the Company. In addition, Mr. Garton will be entitled to certain fringe benefits as part of his employment, including reimbursement for reasonable and necessary business expenses, four weeks of paid vacation per year and participation in the Company's standard benefit programs. The Company may terminate Mr. Garton's employment at any time prior to March 31, 2001 for cause or upon the disability of Mr. Garton. If the Company terminates Mr. Garton without cause prior to March 31, 2001, Mr. Garton shall be entitled to receive his base salary for the remainder of the term of the agreement payable periodically in accordance with the Company's payroll procedures.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

     At the closing date, there was no material relationship between the Company and Healthdemographics or any of the Healthdemographics shareholders, or any of their respective affiliates, officers, directors or associates, except for a $300,000 working capital loan that the Company made to Healthdemographics during the acquisition discussions to fund current obligations of Healthdemographics. This working capital loan was extinguished with a portion of the proceeds of the Merger.

INDEMNIFICATION

     P. Timothy Garton and Michael D. Chermak, former shareholders, officers and directors of Healthdemographics, have agreed jointly and severally to indemnify and hold the Company and Merger Sub harmless against any losses and expenses, including reasonable attorney's fees, arising out of (i) the breach of any representation or warranty of Healthdemographics, and (ii) the nonfulfillment or breach of any covenant or agreement of Healthdemographics. In addition, each shareholder of Healthdemographics has agreed, severally and not jointly, to indemnify and hold harmless the Company and Merger Sub against any losses and expenses, including reasonable attorney's fees arising out of (i) the breach of any representation or warranty made by each shareholder, and (ii) the non-fulfillment of any covenant or agreement by the former shareholders of Healthdemographics. The Company and Merger Sub have agreed to indemnify and hold harmless the former shareholders of Healthdemographics against any losses and expenses, including reasonable attorney's fees, arising out of (i) the breach of any representation or warranty of the Company and Merger Sub, and (ii) the non-fulfillment of any covenant or agreement of the Company and Merger Sub. No initial claim for indemnification with respect to any alleged misrepresentation or breach of warranty may be made by any party after October 31, 2002, except that the Company may bring claims prior to the seventh anniversary of the closing date for breaches of certain agreed upon representations, warranties and covenants. In addition, no claim for indemnification with respect to any alleged misrepresentation or breach of warranty may be brought by the Company until the aggregate amount of any loss or claim for which indemnification is sought exceeds $100,000, and then indemnification may be asserted for amounts up to and in excess of $100,000. No former shareholders of Healthdemographics shall be required to satisfy an indemnification obligation in excess of 100% of the aggregate value of the consideration received by such shareholder, and the Company and Merger Sub shall not be required to satisfy an indemnification obligation in excess of 100% of the aggregate value of all consideration paid by the Company to the former shareholders of Healthdemographics. In order to satisfy the indemnification obligations of the former shareholders of Healthdemographics, the Company has the right to offset the amount of any indemnification obligations owed to the Company against the payment of the Contingent Consideration.

REGULATORY APPROVALS

     Neither the Company nor Healthdemographics was required to comply with any material federal or state regulatory requirements in connection with the Merger. As noted above, the Merger has been already consummated, and this approval is sought solely in connection with the potential Healthdemographics Issuance in payment of Contingent Consideration.

ACCOUNTING TREATMENT

     The Merger was accounted for using the purchase method of accounting. The Merger resulted in estimated purchased in-process research and development costs of approximately $5.3 million, estimated acquired products of approximately $500,000, and estimated excess of cost over net assets acquired of approximately $1.1 million. The Contingent Consideration paid, if any, will be added to the excess of cost over net assets acquired and amortized prospectively.

VOTE REQUIRED

     For companies listed on the Nasdaq Stock Market's National Market, the National Association of Securities Dealers, Inc. (the "NASD"), requires shareholder approval if the listed company issues more than 20% of the company's outstanding shares of common stock and voting power in connection with a transaction. At the effective time of the Merger, the Company did not issue more than 20% of its outstanding Common Stock or voting power. However, because the payment of the Contingent Consideration to the former shareholders of Healthdemographics may result in the issuance by the Company of more than 20% of the Company's outstanding Common Stock, the shareholders of the Company are being asked to approve the issuance by the Company of any additional shares of Common Stock in excess of 20% of the outstanding Common Stock of the Company as of March 31, 1998. The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting on this proposal will constitute approval of the Healthdemographics Issuance.

     FOR THE REASONS SET FORTH ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE HEALTHDEMOGRAPHICS ISSUANCE.

                      DOCUMENTS INCORPORATED BY REFERENCE

     The following documents filed by the Company with the Commission are incorporated herein by reference:

          (1) The Company's Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 1998, filed with the Commission on May 6, 1998;

          (2) The Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1997, filed with the Commission on March 30, 1998, as amended by Amendment No. 1 on Form 10-K/A, filed with the Commission April 29, 1998, and as amended by Amendment No. 2 on Form 10-K/A, filed with the Commission on May 20, 1998;

          (3) The Company's Current Report on Form 8-K regarding the Company's acquisition of Successful Solutions, Inc., filed with the Commission on May 29, 1998, as amended by Form 8-K/A filed with the Commission on June 5, 1998;

          (4) The Company's Current Report on Form 8-K regarding the Company's acquisition of Healthdemographics, filed with the Commission on April 13, 1998;

          (5) The Company's Current Report on Form 8-K regarding the Company's acquisition of CareData Reports, Inc., filed with the Commission on September 15, 1997, as amended by Form 8-K/A, filed with the Commission on November 14, 1997;

          (6) The Company's Current Report on Form 8-K regarding the Company's acquisition of CIVS, Inc., filed with the Commission on July 9, 1997, as amended by Form 8-K/A, filed with the Commission on September 5, 1997;

          (7) The description of the Common Stock contained in the Company's Form 8-A, filed with the Commission on January 17, 1997.

                                MATERIAL CHANGES

     Since December 31, 1997, in addition to the acquisition of Healthdemographics, the Company has experienced the following material changes:


RECENT ACQUISITIONS


     On May 28, 1998, the Company acquired by merger all of the capital stock of Successful Solutions, Inc., a Georgia corporation ("Successful Solutions"), for 190,000 shares of the Company's $0.001 par value per share common stock (the "Common Stock") and approximately $2.9 million in cash (the "Acquisition"). Contingent Consideration in stock and cash is payable if Successful Solutions achieves certain performance objectives. Medirisk expects to record a nonrecurring charge of approximately $4.0 million in the second quarter of 1998 relating to acquired in-process research and development costs and approximately $400,000 during 1998 for planned integration costs. The Company will account for the Acquisition as a purchase transaction. The Acquisition was made pursuant to an Acquisition Agreement and Plan of Merger dated as of May 28, 1998 by and among the Company, a newly formed merger subsidiary of the Company, Successful Solutions and the shareholders of Successful Solutions (the "Acquisition Agreement").

     To finance the cash portion of the purchase price, the Company used borrowings under its existing resolving credit facility with NationsBank. As a result of these borrowings, at May 28, 1998 the Company had $9.8 million in borrowings outstanding under its credit facility.

     The Company and Successful Solutions also entered into Employment Agreements with a senior executive of Successful Solutions. The purchase price and other terms of the Acquisition were determined as a result of arms' length negotiations between unrelated parties. At the closing date, there was no material relationship between the Company and Successful Solutions or any of the Successful Solutions shareholders, or any of their respective affiliates, officers, directors or associates.

     Successful Solutions, based in Vidalia, Georgia, provides decision-support tools, consulting services and training materials to hospitals and physician group practices to assist them in improving patient outcomes, achieving the efficient delivery of care and in establishing billing and coding practices that comply with industry requirements. Successful Solutions collects clinical and billing data from its customers and profiles the relative performance of individual physicians using its analytical tools and statistical algorithms. Successful Solutions implements on-site education through physician consultants and medical record specialists to influence physician behavior and promote the effective and efficient delivery of healthcare. Successful Solutions' analytical tools and services for bill coding and medical record documentation help its customers achieve optimal and appropriate reimbursement for services delivered, while improving the quality of data for future comparative analysis.


     On June 25, 1998, the Company acquired all of the capital stock of Sweetwater Health Enterprises, Inc., a Texas corporation ("Sweetwater"), for $6.2 million in cash. Medirisk expects to incur a nonrecurring charge of approximately $4.3 million in the second quarter relating to acquired in-process research and development costs and approximately $800,000 during 1998 for planned integration costs. The Company will account for the acquisition as a purchase transaction. The Sweetwater acquisition was made pursuant to a Stock Purchase Agreement dated as of June 25, 1998 by and among the Company and the shareholders of Sweetwater.



     The Company and Sweetwater also entered into Employment Agreements with the two senior executives of Sweetwater. The purchase price and other terms of the Sweetwater acquisition were determined as a result of arm's length negotiations between unrelated parties. At the closing date, there was no material relationship between the Company and Sweetwater or any of the Sweetwater shareholders, or any of their respective affiliates, officers, directors or associates.



     Sweetwater provides physician credentialing services, quality management software, and managed-care consulting to healthcare payers and providers. Sweetwater offers a comprehensive selection of physician credentialing services to hospitals and managed-care organizations to evaluate professional relationships with physicians and secure accreditation by industry associations. In addition, Sweetwater provides a suite of quality management software used by healthcare organizations to facilitate in-house credentialing and network management, as well as to track perceptions of care and individual physician performance. Additional offerings include managed-care consultation and interim management services for healthcare organizations throughout the country.


PUBLIC OFFERING

     On June 10, 1998, the Company's Registration Statement on Form S-3 with respect to an offering by the Company and certain selling stockholders of an aggregate of 2,500,000 shares of Common Stock (2,250,000 being offered by the Company and 250,000 by the selling stockholders) was declared effective. On June 16, 1998, the offering was consummated, and the Company received net proceeds of $41,118,750, $9.8 million of which was used to repay outstanding indebtedness under the Company's revolving credit facility with NationsBank.

                         BUSINESS OF HEALTHDEMOGRAPHICS

     Healthdemographics of San Diego, California, was founded in April 1993 to be a provider of databases and decision-support tools that allow customers to forecast the supply of and demand for healthcare services. Healthdemographics products are used by healthcare delivery organizations, insurers, equipment suppliers, consultants and other healthcare industry participants to make more informed business decisions regarding strategic planning and market planning and analysis.

PRODUCTS


     Healthdemographics principal products are the decision-support application Avenir(R) and the HealthPacs(TM) database. These products are described below:



          Avenir(R). Avenir is a Windows(R)-based decision-support application that integrates HealthPacs data sets with reporting, mapping and graphics software. Avenir allows hospitals, health plans and other healthcare industry participants to conduct detailed market analysis, forecasting and strategic planning.



          HealthPacs(TM). HealthPacs is a database that includes current year estimated and five-year forecasts of healthcare utilization, supply and demand in specific geographic markets across the United States. HealthPacs data sets include demographic information concerning 369 separate geographic areas, population-based models of the incidence or prevalence of diseases by category, estimates of the demand for healthcare services by treatment setting and estimates of the supply of local providers able to meet the identified demand.


CUSTOMERS

     Healthdemographics markets its products to healthcare providers, insurers, consulting firms, equipment suppliers, pharmaceutical firms, physician practices and various other participants in the healthcare industry. During 1997 and 1996, one customer accounted for approximately 15% and 6%, and another customer accounted for approximately 3% and 21% of total revenues, respectively.

EMPLOYEES

     On March 31, 1998, Healthdemographics had 26 full-time employees, two part-time employees and eight independent contractors. None of Healthdemographics' employees is covered by a collective bargaining agreement. Healthdemographics considers relations with its employees to be good.

PROPERTIES

     Healthdemographics headquarters occupy 5,800 square feet of space located at 4901 Morena Boulevard in San Diego, California under a lease expiring in June 2001. Healthdemographics also leases space in Nashville, Tennessee. Healthdemographics believes that such offices are adequate to meet its current requirements.

LEGAL PROCEEDINGS

     Healthdemographics is subject to claims and suits in the ordinary course of business. In the opinion of management of the Company, although the outcomes of these claims are uncertain, in the aggregate they are not likely to have a material adverse effect on the business, results of operations or financial condition of Healthdemographics or the Company.

                 SELECTED FINANCIAL DATA OF HEALTHDEMOGRAPHICS
                                 (IN THOUSANDS)

     The selected financial data presented below as of and for the years ended December 31, 1996 and 1997 have been derived from the audited financial statements of Healthdemographics. The financial statements and related notes as of December 31, 1996 and 1997 and for each of the years in the two-year period ended December 31, 1997, together with the report of KPMG Peat Marwick LLP, independent certified public accountants, are included in the Company's Current Report on Form 8-K with respect to the acquisition of Healthdemographics filed with the Securities and Exchange Commission on April 13, 1998 (the "Form 8-K"). The selected financial data presented below as of and for the years ended December 31, 1993, 1994 and 1995 and as of March 31, 1998 and for the three month periods ended March 31, 1997 and 1998 have been derived from the unaudited financial statements of Healthdemographics which have been provided by management of Healthdemographics. The selected financial data of Healthdemographics should be read in conjunction with "Healthdemographics Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and related notes included in the Form 8-K.

                                                                                              THREE MONTHS
                                                            YEAR ENDED DECEMBER 31,          ENDED MARCH 31,
                                                      -----------------------------------   -----------------
                                                      1993   1994   1995    1996    1997    1997     1998(1)
                                                      ----   ----   -----   -----   -----   -----   ---------
STATEMENTS OF OPERATIONS DATA:
Revenue.............................................  $217   $300   $ 829   $ 411   $ 905   $ 218    $   467
Salaries, wages and benefits........................    62    110     407     257     971     213        638
Other operating expenses............................   156    164     766     367     752      97        450
Depreciation and amortization.......................     2      6      11       4      18      12         15
Acquired in-process research and development costs
  and integration costs(2)..........................    --     --      --      --      --      --      5,250
                                                      ----   ----   -----   -----   -----   -----    -------
Operating income (loss).............................    (3)    20    (355)   (217)   (836)   (104)    (5,886)
Interest expense, net...............................    --     --      (6)     (8)    (26)    (10)        (2)
Provision for income taxes..........................    --     --      --      --      --      --         --
                                                      ----   ----   -----   -----   -----   -----    -------
Income (loss) before extraordinary item.............    (3)    20    (361)   (225)   (862)   (114)    (5,888)
Extraordinary item -- loss on early extinguishment
  of debt(3)........................................    --     --      --      --      --      --       (136)
                                                      ----   ----   -----   -----   -----   -----    -------
Net income (loss)...................................  $ (3)  $ 20   $(361)  $(225)  $(862)  $(114)   $(6,024)
                                                      ====   ====   =====   =====   =====   =====    =======
                                                            YEAR ENDED DECEMBER 31,
                                                      -----------------------------------           MARCH 31,
                                                      1993   1994   1995    1996    1997             1998(4)
                                                      ----   ----   -----   -----   -----           ---------
BALANCE SHEET DATA:
Working capital (deficit)...........................  $(24)  $ 12   $ (84)  $(383)  $(598)           $  (899)
Total assets........................................    66     98     258     105     215              1,799
Long-term debt and capital lease obligations
  excluding current portion.........................    --     --      --     125     246              5,945
Stockholders' equity (deficit)......................   (10)    51    (260)   (482)   (762)            (5,167)

---------------

(1) The amounts shown for the three months ended March 31, 1998 include all activity for the quarter both prior to and after the acquisition effective date.
(2) In connection with the acquisition of Healthdemographics by Medirisk in 1998, Medirisk acquired the ongoing research and development activities of the entity. At the effective date of the acquisition, Medirisk recorded a nonrecurring charge resulting from expensing the acquired in-process research and development costs. Such charge is presented herein as though "pushed down" to Healthdemographics.
(3) In connection with the acquisition of Healthdemographics by Medirisk in 1998, Healthdemographics incurred a one-time, nonrecurring, noncash charge of approximately $136,000 with respect to accelerated amortization of discounts on certain notes payable.
(4) Amounts shown are presented as though "pushed down" to Healthdemographics and reflect all purchase price allocations recorded on the effective date of the acquisition. Stockholders deficit reflects the net deficit from the effective date of this acquisition through March 31, 1998.

           HEALTHDEMOGRAPHICS MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

     Healthdemographics was incorporated in 1993 and provides databases and decision-support applications to forecast the supply of and demand for healthcare services. Healthcare delivery organizations, insurers, equipment suppliers, consultants and other healthcare industry participants use the information and software provided by Healthdemographics to make more informed business decisions regarding strategic planning and market planning and analysis.

     Healthdemographics has recognized revenue on the sale of data upon shipment of the data. Revenue arising from the right to use Healthdemographics' software and data is derived primarily pursuant to single-and multi-year contracts that provide for the payment of nonrefundable annual fees. Revenue from these licenses and data sales is recognized annually upon shipment of the software. Revenue from customer services, which include a six-month software and data update and telephone support services, is recognized ratably over the service contract period. All other revenue, including consulting fees and other miscellaneous services, is recognized upon the performance of the applicable services.

     The following table sets forth, for the periods indicated, the percentage of revenue represented by the respective items.

                                                              YEAR ENDED           THREE MONTHS
                                                             DECEMBER 31,        ENDED MARCH 31,
                                                         --------------------    ----------------
                                                         1995    1996    1997    1997      1998
                                                         ----    ----    ----    -----    -------
STATEMENTS OF OPERATIONS DATA:
Revenue................................................  100%    100%    100%     100%       100%
Salaries, wages and benefits...........................   49      63     107       98        137
Other operating expenses...............................   93      89      83       44         96
Depreciation and amortization..........................    1       1       2        6          3
Acquired in-process research and development costs and
  integration costs(1).................................   --      --      --       --      1,124
                                                         ---     ---     ---      ---     ------
Operating income (loss)................................  (43)    (53)    (92)     (48)    (1,260)
Interest expense, net..................................   (1)     (2)     (3)      (4)        (1)
Provision for income taxes.............................   --      --      --       --         --
Extraordinary item -- loss on early extinguishment of
  debt(2)..............................................   --      --      --       --        (29)
                                                         ---     ---     ---      ---     ------
Net income (loss)......................................  (44)%   (55)%   (95)%    (52)%   (1,290)%
                                                         ===     ===     ===      ===     ======

---------------

(1) In connection with the acquisition of Healthdemographics by Medirisk in 1998, Medirisk acquired the ongoing research and development activities of the entity. At the effective date of the acquisition, Medirisk recorded a nonrecurring charge resulting from expensing the acquired in-process research and development costs. Such charge is presented herein as though "pushed down" to Healthdemographics.
(2) In connection with the acquisition of Healthdemographics by Medirisk in 1998, Healthdemographics incurred a one-time, nonrecurring, noncash charge of approximately $136,000 with respect to accelerated amortization of discounts on certain notes payable.

QUARTER ENDED MARCH 31, 1998 COMPARED TO QUARTER ENDED MARCH 31, 1997

     Revenue. Revenue for the three months ended March 31, 1998 was $467,000, an increase of $249,000 or 114% over the same period in the prior year. The increase was primarily the result of Healthdemographics' release of its Avenir product in April of 1997.

     Salaries, wages and benefits. Salaries, wages and benefits for the three months ended March 31, 1998 were $638,000, an increase of $425,000 or 200% over the same period in the prior year. The increase was due to the increase in headcount, an increase in average salary and an increase in management bonuses of $125,000. Salaries, wages and benefits as a percentage of revenue increased to 137% from 98% in the same period in the prior year.

     Other operating expenses. Other operating expenses for the three months ended March 31, 1998 were $450,000, an increase of $353,000 or 364% over the same period in the prior year. This increase is primarily related to vendor royalties and travel costs associated with the sale of the Avenir product. Other operating expenses increased as a percentage of revenue to 96% as compared to 44% in the same period in the prior year.

     Depreciation and amortization. Depreciation and amortization for the three months ended March 31, 1998 was $15,000, an increase of $3,000 or 25% over the same period in the prior year. The increase was primarily the result of the amortization of intangible assets recorded as a result of the acquisition by Medirisk in 1998. Depreciation and amortization decreased as a percentage of revenue to 3% as compared to 6% in the same period in the prior year.

     Acquired in-process research and development costs. In connection with the acquisition of Healthdemographics by Medirisk in 1998, Medirisk acquired the ongoing research and development activities of the entity. At the effective date of the acquisition, Healthdemographics recorded a nonrecurring charge resulting from expensing the acquired in-process research and development costs. This charge was $5.3 million, or 1,124% of revenue for the three months ended March 31, 1998.

     Interest income (expense), net. Net interest expense for the three months ended March 31, 1998 was $2,000, compared to $10,000 for the same period in the prior year.

     Extraordinary item. In connection with the acquisition of Healthdemographics by Medirisk in 1998, Healthdemographics incurred a one-time nonrecurring, noncash charge of approximately $136,000 with respect to accelerated amortization of discounts on certain notes payable.

YEAR ENDED DECEMBER 31, 1997 COMPARED TO YEAR ENDED DECEMBER 31, 1996

     Revenue. Revenue in 1997 was $905,000, an increase of $494,000 or 120% over 1996. The increase was primarily the result of the Healthdemographics' release of its Avenir product in April of 1997.

     Salaries, wages and benefits. Salaries, wages and benefits in 1997 were $971,000, an increase of $714,000 or 278% over 1996. The increase was primarily the result of an increase in the number of employees from five to 23 and an increase of 78% in average salaries resulting from the additional personnel supporting the Avenir product. Salaries, wages and benefits as a percentage of revenue increased during 1997 to 107% from 63% in 1996.

     Other operating expenses. Other operating expenses 1997 were $752,000, an increase of $385,000 or 105% over 1996. This increase is primarily related to increase in vendor royalties, travel costs, advertising and support costs associated with the sale of the Avenir product. Other operating expenses decreased as a percentage of revenue during 1997 to 83% as compared to 89% in 1996.

     Depreciation and amortization. Depreciation and amortization in 1997 was $18,000, an increase of $14,000 or 350% over 1996. The increase was primarily the result of the depreciation associated with purchases of property, plant, and equipment in 1997. Depreciation and amortization increased as a percentage of revenue during 1997 to 2% as compared to 1% in 1996.

     Interest income (expense), net. Net interest expense in 1997 was $26,000, an increase of $18,000 over 1996. The increase was a result of the increase in debt during 1997.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Company's Board of Directors has selected KPMG Peat Marwick LLP to conduct the audit of the annual financial statements of the Company and its consolidated subsidiaries for 1998. KPMG Peat Marwick LLP has no financial interest in the Company and does not have any connection with the Company except in its professional capacity as an independent auditor.

     The Audit Committee approves all material nonaudit services to be provided by KPMG Peat Marwick LLP and believes that these services have no effect on audit independence. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to questions.

                             STOCKHOLDER PROPOSALS
                    FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders, including nominations for the Board of Directors, intended to be presented to the annual meeting of stockholders to be held in 1999 should be submitted by certified mail, return receipt requested, and must be received by the Company at its principal executive offices in Atlanta, Georgia on or before December 15, 1998, to be eligible for inclusion in the Company's Proxy Statement and Proxy relating to that meeting. Any stockholder proposal must be in writing and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Company's books, of the stockholder submitting the proposal; (iii) the class and number of shares that are owned by such stockholder; (iv) the dates on which the stockholder acquired the shares; (v) documentary support for any claim of beneficial ownership; (vi) any material interest of the stockholder in the proposal; and (vii) any other information required by the rules and regulations of the SEC.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNER REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, as well as persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the Nasdaq National Market initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% stockholders are required by the rules of the Securities and Exchange Commission to furnish the Company with copies of all reports they file under Section 16(a). To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations from its executive officers and directors that no other reports were required, all Section 16(a) filing requirements applicable to the Company's executive officers, directors and greater than 10% beneficial owners were complied with by such persons during the fiscal year ended December 31, 1997, except that: (i) Mr. Finn failed to file a timely Form 4 Report with respect to his purchase of 1,500 shares of Common Stock in January 1997; (ii) Mr. Goins failed to file timely Form 4 Reports with respect to a purchase for the benefit of his minor son of 100 shares of Common Stock in January 1997 and a purchase for the benefit of his minor daughter of 100 shares of Common Stock in January 1997; (iii) Dr. McClatchey failed to file timely Form 4 Reports with respect to the following transactions: (a) a direct purchase of 10,000 shares of Common Stock in January 1997, (b) a purchase in January 1997 of 10,000 shares of Common Stock by a trust for the benefit of Dr. McClatchey's wife, of which Dr. McClatchey was then a trustee, (c) two purchases in November 1997 each of 2,000 shares of Common Stock by a trust for the benefit of Dr. McClatchey's adult son, of which Dr. McClatchey is trustee, (d) a purchase in November 1997 of 2,000 shares of Common Stock by a trust for the benefit of Dr. McClatchey's minor daughter, of which Dr. McClatchey is trustee, and (e) the termination in December 1997 of a trust for the benefit of Dr. McClatchey's wife, of which Dr. McClatchey had been trustee, and the resulting disposition of 10,000 shares of Common Stock to Dr. McClatchey's wife; and (iv) Mr. Pinkas failed to file timely a Form 4 Report with respect to his purchase of 5,000 shares of Common Stock in January 1997.

EXPENSES OF SOLICITATION

     The Company will bear all costs of soliciting proxies. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Company, personally, by telephone or by facsimile. the Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

MISCELLANEOUS

     Management is not aware of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated by proxies will vote in accordance with their best judgment on such matters.


AVAILABILITY OF ANNUAL REPORT ON FORM 10-K/A



     ACCOMPANYING THIS PROXY STATEMENT IS A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K/A AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FISCAL 1997 (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO). STOCKHOLDERS WHO WOULD LIKE ADDITIONAL COPIES OF THE FORM 10-K/A OR ANY EXHIBIT OR SCHEDULE THERETO SHOULD DIRECT THEIR REQUESTS IN WRITING TO: MEDIRISK, INC., TWO PIEDMONT CENTER, SUITE 400, 3565 PIEDMONT ROAD, N.E., ATLANTA, GEORGIA 30305, ATTENTION:
KENNETH M. GOINS, JR., EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER.


                                          By Order of the Board of Directors

                                          Barry W. Burt
                                          Secretary

                                                                       EXHIBIT A

                1998 MEDIRISK, INC. EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I

                                   BACKGROUND

     1.1 ESTABLISHMENT OF THE PLAN. Medirisk, Inc. (the "Corporation") hereby establishes a stock purchase plan, effective 1 July 1998, to be known as the "Medirisk, Inc. 1998 Employee Stock Purchase Plan" (the "Plan"), as set forth in this document. The Plan is intended to be a qualified employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder.

     1.2 APPLICABILITY OF THE PLAN. The provisions of this Plan are applicable only to certain individuals who, on or after 1 July 1998, are employees of the Corporation and its subsidiaries participating in the Plan.

     1.3 PURPOSE. The purpose of the Plan is to enhance the proprietary interest among the employees of the Corporation and its participating subsidiaries through ownership of Common Stock of the Corporation.

                                   ARTICLE II

                                  DEFINITIONS

     Whenever capitalized in this document, the following terms shall have the respective meanings set forth below.

     2.1 ADMINISTRATOR. "Administrator" shall mean the person or persons (who may be officers or employees of the Corporation) selected by the Committee to operate the Plan, perform day-to-day administration of the Plan, and maintain records of the Plan.

     2.2 BOARD.  "Board" shall mean the Board of Directors of the Corporation.

     2.3 CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

     2.4 COMMITTEE. "Committee" shall mean a committee which consists of members of the Board and which has been designated by the Board to have the general responsibility for the administration of the Plan. Unless otherwise designated by the Board, the Compensation Committee of the Board of Directors of the Corporation shall serve as the Committee administering the Plan. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its sole and absolute discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations necessary or advisable for administering the Plan. The Committee's determinations on the foregoing matters shall be conclusive and binding upon all persons.

     2.5 COMMON STOCK. "Common Stock" shall mean the Common Stock, $0.001 par value per share, of the Corporation.

     2.6 COMPENSATION. "Compensation" shall mean, for any Participant, for any period, the Participant's total compensation, as required to be reported in Form W-2, for the respective period, subject to appropriate adjustments that would exclude items such as noncash compensation and reimbursement of moving, travel, trade or business expenses.

     2.7 CORPORATION. "Corporation" shall mean Medirisk, Inc., a Delaware corporation.

     2.8 DIRECT REGISTRATION SYSTEM. "Direct Registration System" shall mean a direct registration system approved by the Securities and Exchange Commission and by the National Association of Securities Dealers, Inc., or any securities exchange on which the Common Stock is then listed, whereby shares of Common Stock may be registered in the holder's name in book-entry form on the books of the Corporation.

     2.9 EFFECTIVE DATE.  "Effective Date" shall mean 1 July 1998.

     2.10 EMPLOYEE.  "Employee" shall mean an employee of an Employer.

     2.11 EMPLOYER. "Employer" shall mean the Corporation and any Subsidiary designated by the Committee as an employer participating in the Plan.

     2.12 FAIR MARKET VALUE. "Fair Market Value" of a share of Common Stock, as of any applicable date, shall mean (i) if the Common Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

     2.13 OFFERING DATE. "Offering Date" shall mean the first day of each Offering Period.

     2.14 OFFERING PERIOD. "Offering Period" shall mean the three-month periods beginning the first day of January, April, July and October, respectively, of each year during which offers to purchase Common Stock are outstanding under the Plan; provided, however, that the first offering period shall be the three-month period from 1 October 1998 to 31 December 1998. No payroll deductions shall be taken until the effective date of a Registration Statement under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan.

     2.15 PARTICIPANT. "Participant" shall mean any Employee who has elected to participate in the Plan under Section 3.3 and who has an account balance under the Plan.

     2.16 PLAN. "Plan" shall mean this Medirisk, Inc. 1998 Employee Stock Purchase Plan, as amended and in effect from time to time.

     2.17 PURCHASE DATE. "Purchase Date" shall mean the last day of each Offering Period.

     2.18 PURCHASE PRICE. "Purchase Price" shall mean the purchase price of Common Stock determined under Section 5.1.

     2.19 PURCHASE RIGHT.   "Purchase Right" shall mean a right to purchase
Common Stock under the Plan.

     2.20 REQUEST FORM. "Request Form" shall mean an Employee's authorization either in writing on a form approved by the Administrator or through electronic communication approved by the Administrator which specifies the Employee's payroll deduction in accordance with Section 6.2, and contains such other terms and provisions as may be required by the Administrator.

     2.21 SUBSIDIARY. "Subsidiary" shall mean any present or future corporation which is a "subsidiary corporation" of the Corporation as defined in Code
Section 424.

     Except when otherwise indicated by the context, the definition of any term herein in the singular may also include the plural.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

     3.1 ELIGIBILITY. Each Employee who is an Employee regularly scheduled to work at least twenty (20) hours each week and at least five (5) months each calendar year shall be eligible to participate in the Plan as of the later of:

          (a) the Offering Date immediately following the Employee's last date of hire by an Employer; or

          (b) the Effective Date.

Notwithstanding the foregoing, no Employee shall be granted a Purchase Right for an Offering Period if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing five (5%) percent or more of the total combined voting power or value of all classes of stock of the Corporation or any Subsidiary. For purposes of this Section, the attribution rules of Code Section 424(d) shall apply in determining stock ownership of any Employee.

     3.2 LEAVE OF ABSENCE. For purposes of Section 3.1, an individual on a leave of absence from an Employer shall be deemed to be an Employee for the first one hundred eighty (180) days of such leave. Such individual's employment with the Employer shall be deemed to terminate at the close of business on the 180th day of the leave, unless the individual has returned to regular employment with an Employer before the close of business on such 180th day. Termination of any individual's leave of absence by an Employer, other than on account of a return to employment with an Employer, shall be deemed to terminate an individual's employment with the Employer for all purposes of the Plan.

     3.3 INITIAL PARTICIPATION. An Employee eligible to participate in the Plan under Section 3.1 may submit a Request Form to the Administrator for an Offering Period. The Request Form shall authorize a regular payroll deduction from the Employee's Compensation for the Offering Period, subject to the limits and procedures described in Section 6.1. A Participant's Request Form authorizing a regular payroll deduction shall remain effective from Offering Period to Offering Period until amended or canceled under Section 6.3.

                                   ARTICLE IV

                                STOCK AVAILABLE

     4.1 IN GENERAL. Subject to the adjustments in Sections 4.2 and 4.3, an aggregate of two hundred thousand (200,000) shares of Common Stock shall be available for purchase by Participants pursuant to the provisions of the Plan. These shares may be authorized and unissued shares or may be shares issued and subsequently acquired by the Corporation. If a Purchase Right under the Plan expires or terminates for any reason without having been exercised in whole or part, the shares subject to such Purchase Right that are not purchased shall again be available for subsequent Purchase Right grants under the Plan. If the total number of shares of Common Stock for which Purchase Rights are exercised on any Purchase Date exceeds the maximum number of shares then available under the Plan, the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of the cash credited to Participants' accounts shall be distributed to the Participants as soon as practicable.

     4.2 ADJUSTMENT IN EVENT OF CHANGES IN CAPITALIZATION. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Corporation's capitalization or other distribution with respect to holders of the Corporation's Common Stock other than normal cash dividends, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Purchase Rights or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 4.1, so that the proportionate interest of the Participants shall be maintained as before the occurrence of such event. This adjustment in outstanding Purchase Rights shall be made without change in the total price applicable to the unexercised portion of such Purchase Rights and with a corresponding adjustment in the Purchase Price per share; provided, however, that in no event shall any adjustment be made that would cause any Purchase Right to fail to qualify as an option pursuant to an employee stock purchase plan within the meaning of Section 423 of the Code.

     4.3 DISSOLUTION, LIQUIDATION, OR MERGER. Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger, or consolidation of the Corporation with one or more corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Corporation to another corporation, the holder of each Purchase Right then outstanding under the Plan shall be entitled to receive at the next Purchase Date upon the exercise of such Purchase Right for each share as to which such Purchase Right shall be exercised, as nearly as reasonably may be determined, the cash, securities, or property which a holder of one (1) share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board shall take such steps in connection with these transactions as the Board deems necessary or appropriate to assure that the provisions of this Section shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the cash, securities, or property which the holder of the Purchase Right may thereafter be entitled to receive. In lieu of the foregoing, the Committee may terminate the Plan in accordance with
Section 8.2.

                                   ARTICLE V

                           PURCHASE RIGHT PROVISIONS

     5.1 PURCHASE PRICE. The Purchase Price of a share of Common Stock purchased for a Participant pursuant to each exercise of a Purchase Right shall be the lesser of:

          (a) Eighty-five (85%) percent of the Fair Market Value of a share of Common Stock on the Offering Date (or if such date is not a regular business day, then on the first business day following the Offering Date); or

          (b) Eighty-five (85%) percent of the Fair Market Value of a share of Common Stock on the Purchase Date (or if such date is not a regular business day, then on the first business day preceding the Purchase Date).

     5.2 CALENDAR YEAR $25,000 LIMIT. Notwithstanding anything else contained herein, no Employee may be granted a Purchase Right which permits such Employee rights to purchase Common Stock under this Plan and any other qualified employee stock purchase plan (within the meaning of Code Section 423) of the Corporation and its Subsidiaries to accrue at a rate which exceeds $25,000 of the Fair Market Value of such Common Stock for each calendar year in which a Purchase Right is outstanding at any time. For purposes of this Section, Fair Market Value shall be determined as of the Offering Date.

     5.3 LIMITS FOR FIRST FOUR OFFERING PERIODS. Notwithstanding anything else contained herein, the maximum number of shares of Common Stock that a participant shall be eligible to purchase with respect to each of the first four
(4) Offering Periods under the Plan is 1,250 shares per Offering Period.

                                   ARTICLE VI

                            PURCHASING COMMON STOCK

     6.1 PARTICIPANT'S ACCOUNT. The Administrator shall establish a book account in the name of each Participant. As discussed in Section 6.2 below, a Participant's payroll deductions shall be credited to the Participant's account, without interest, until such cash is withdrawn, distributed, or used to purchase Common Stock as described below.

     During such time, if any, as the Corporation participates in a Direct Registration System, shares of Common Stock acquired upon exercise of a Purchase Right shall be directly registered in the name of the Participant. If the Corporation does not participate in a Direct Registration System, then until distribution is requested by a Participant pursuant to Article VII, stock certificates evidencing the Participant's shares of Common Stock acquired upon exercise of a Purchase Right shall be held by the Administrator as the nominee for the Participant. These shares shall be credited to the Participant's account. Certificates shall be held by the Administrator as nominee for Participants solely as a matter of convenience. A Participant shall have all ownership rights as to the shares credited to his or her account, and neither the Administrator nor the Corporation shall have any ownership or other rights of any kind with respect to any such certificates or the shares represented thereby.

     All cash received or held by the Corporation under the Plan may be used by the Corporation for any corporate purpose. The Corporation shall not be obligated to segregate any assets held under the Plan.

     6.2 PAYROLL DEDUCTIONS; DIVIDENDS. (a) Payroll Deductions. By submitting a Request Form at any time during an Offering Period (or in the case of the first Offering Period, on or after 1 August 1998 for payroll deductions beginning on or after 1 October 1998) in accordance with rules adopted by the Committee, an Employee eligible to participate in the Plan under
Section 3.1 may authorize a payroll deduction to purchase Common Stock under the Plan for the Offering Period. The payroll deduction shall be effective on the first pay period commencing at least thirty (30) days after receipt of the Request Form by the Administrator. The payroll deduction shall be in any whole percentage up to a maximum of ten percent (10%) of such Employee's Compensation payable each pay period, and at any other time an element of Compensation is payable. A Participant's payroll deduction shall not be less than one (1%) percent of such Employee's Compensation payable each payroll period.

     (b) Dividends. Dividends paid on Common Stock which are credited to a Participant's account as of the dividend payment date shall be paid to the Participant as soon as practicable.

     6.3 DEDUCTION CHANGES AND DISCONTINUANCE. A Participant may increase, decrease or completely discontinue his or her payroll deductions by filing a new Request Form with the Administrator. This increase, decrease or discontinuance shall be effective on the first pay period commencing at least thirty (30) days after receipt of the Request Form by the Administrator. A Participant who discontinues his or her payroll deductions may not resume participation in the Plan until the following Offering Period.

     Any amount held in the Participant's account after the effective date of the discontinuance of his or her payroll deductions will either be refunded or used to purchase Common Stock in accordance with Section 7.1.

     6.4 LEAVE OF ABSENCE; TRANSFER TO INELIGIBLE STATUS. If a Participant either begins a leave of absence, is transferred to employment with a Subsidiary not participating in the Plan, or remains employed with an Employer but is no longer eligible to participate in the Plan, the Participant shall cease to be eligible for payroll deductions to his or her account pursuant to Section 6.2. The cash standing to the credit of the Participant's account shall become subject to the provisions of Section 7.1.

     If the Participant returns from the leave of absence before being deemed to have ceased employment with the Employer under Section 3.2, or again becomes eligible to participate in the Plan, the Request Form, if any, in effect immediately before the leave of absence or disqualifying change in employment status shall be deemed void and the Participant must again complete a new Request Form to resume participation in the Plan.

     6.5 AUTOMATIC EXERCISE. Unless the cash credited to a Participant's account is withdrawn or distributed as provided in Article VII, his or her Purchase Right shall be deemed to have been exercised automatically on each Purchase Date, for the purchase of the number of full shares of Common Stock which the cash credited to his or her account at that time will purchase at the Purchase Price. The cash balance, if any, remaining in the Participant's account at the end of an Offering Period shall be carried over to the next Offering Period, without interest. The amount of cash that may be used to purchase shares of Common Stock may not exceed the Compensation restrictions set forth in
Section 6.2.

     If the cash credited to a Participant's account on the Purchase Date exceeds the applicable Compensation restrictions of Section 6.2 or exceeds the amount necessary to purchase the maximum number of shares of Common Stock available during the Offering Period, such excess cash shall be refunded to the Participant. The excess cash may not be used to purchase shares of Common Stock under the Plan nor retained in the Participant's account for a future Offering Period.

     Each Participant shall receive a statement on at least an annual basis indicating the number of shares credited to his or her account under the Plan.

     6.6 LISTING, REGISTRATION, AND QUALIFICATION OF SHARES. The granting of Purchase Rights for, and the sale and delivery of, Common Stock under the Plan shall be subject to the effecting by the Corporation of any listing, registration, or qualification of the shares subject to that Purchase Right upon any securities exchange or under any federal or state law, or the obtaining of the consent or approval of any governmental regulatory body deemed necessary or desirable for the issuance or purchase of the shares covered.

                                  ARTICLE VII

                           WITHDRAWALS; DISTRIBUTIONS

     7.1 DISCONTINUANCE OF DEDUCTIONS; LEAVE OF ABSENCE; TRANSFER TO INELIGIBLE STATUS. In the event of a Participant's complete discontinuance of payroll deductions under Section 6.3 or a Participant's leave of absence or transfer to an ineligible status under Section 6.4, the cash balance then standing to the credit of the Participant's account shall be:

          (a) returned to the Participant, in cash, without interest, as soon as practicable, upon the Participant's written request received by the Administrator at least thirty (30) days before the next Purchase Date; or

          (b) held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of Section 6.5.

     7.2 IN-SERVICE WITHDRAWALS. During such time, if any, as the Corporation participates in a Direct Registration System, shares of Common Stock acquired upon exercise of a Purchase Right shall be directly registered in the name of the Participant and the Participant may withdraw certificates in accordance with the applicable terms and conditions of such Direct Registration System. If the Corporation does not participate in a Direct Registration System, (i) a Participant may, while an Employee of the Corporation or any Subsidiary, withdraw certificates for some or all of the shares of Common Stock credited to his or her account at any time, upon thirty (30) days' written notice to the Administrator, and (ii) each Participant shall be permitted only one withdrawal under this Section each calendar quarter. If a Participant requests a distribution of only a portion of the shares of Common Stock credited to his or her account, the Administrator will distribute the oldest securities held in the Participant's Account first, using a first in-first out methodology.

     7.3 TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH. If a Participant terminates employment with the Corporation and the Subsidiaries for reasons other than death, the cash balance in the Participant's account shall be returned to the Participant in cash, without interest, as soon as practicable. Certificates for the shares of Common Stock credited to his or her account shall be distributed to the Participant as soon as practicable, unless the Corporation then participates in a Direct Registration System, in which case, the Participant shall be entitled to evidence of ownership of such shares in such form as the terms and conditions of such Direct Registration System permit.

     7.4 DEATH. In the event a Participant dies, the cash balance in his or her account shall be distributed to the Participant's beneficiary, in cash, without interest, as soon as practicable. Certificates for the shares of Common Stock credited to the Participant's account shall be distributed to the beneficiary as soon as practicable, unless the Corporation then participates in a Direct Registration System, in which case, the beneficiary shall be entitled to evidence of ownership of such shares in such form as the terms and conditions of such Direct Registration System permit.

     In the event of the Participant's death, the Participant's beneficiary shall be the person or entity identified on the Participant's employee data record maintained by the Corporation or on such other form as determined by the Administrator. This designation of beneficiary may be changed by the Participant in accordance with procedures established by the Administrator.

     7.5 REGISTRATION. Whether represented in certificate form or by direct registration pursuant to a Direct Registration System, shares of Common Stock acquired upon exercise of a Purchase Right shall be directly registered in the name of the Participant or, if the Participant so indicates on the Request Form,
(a) in the Participant's name jointly with a member of the Participant's family, with the right of survivorship, (b) in the name of a custodian for the Participant (in the event the Participant is under a legal disability to have stock issued in the Participant's name), or (c) in a manner giving effect to the status of such shares as community property. No other names may be included in the Common Stock registration. The Corporation shall pay all issue or transfer taxes with respect to the issuance or transfer of shares of such Common Stock, as well as all fees and expenses necessarily incurred by the Corporation in connection with such issuance or transfer.

                                  ARTICLE VIII

                           AMENDMENT AND TERMINATION

     8.1 AMENDMENT. The Committee shall have the right to amend or modify the Plan, in full or in part, at any time and from time to time; provided, however, that no amendment or modification shall:

          (a) affect any right or obligation with respect to any grant previously made, unless required by law, or

          (b) unless previously approved by the stockholders of the Corporation, where such approval is necessary to satisfy federal securities laws, the Code, or rules of any stock exchange on which the Corporation's Common Stock is listed:

             (1) in any manner materially affect the eligibility requirements set forth in Sections 3.1 and 3.2, or change the definition of Employer as set forth in Section 2.11,

             (2) increase the number of shares of Common Stock subject to any options issued to Participants (except as provided in Sections 4.2 and 4.3), or

             (3) materially increase the benefits to Participants under the Plan.

     8.2 TERMINATION. The Committee may terminate the Plan at any time in its sole and absolute discretion. The Plan shall be terminated by the Committee if at any time the number of shares of Common Stock authorized for purposes of the Plan is not sufficient to meet all purchase requirements, except as specified in
Section 4.1.

     Upon termination of the Plan, the Administrator shall give notice thereof to Participants and shall terminate all payroll deductions. Cash balances then credited to Participants' accounts shall be distributed as soon as practicable, without interest.

                                   ARTICLE IX

                                 MISCELLANEOUS

     9.1 STOCKHOLDER APPROVAL. The Plan shall be approved and ratified by the stockholders of the Corporation, not later than twelve (12) months after adoption of the Plan by the Board of Directors of the Corporation, pursuant to Treasury regulation Section 1.423-2(c). If for any reason such approval is not given by such date, the Plan shall be null and void, all payroll deductions to the Plan shall cease, the cash balances and Common Stock credited to Participants' accounts shall be promptly distributed to them, and any Common Stock certificates issued and delivered to Participants prior to such date shall remain the property of the Participants.

     9.2 EMPLOYMENT RIGHTS. Neither the establishment of the Plan, nor the grant of any Purchase Rights thereunder, nor the exercise thereof shall be deemed to give to any Employee the right to be retained in the employ of the Corporation or any Subsidiary or to interfere with the right of the Corporation or any Subsidiary to discharge any Employee or otherwise modify the employment relationship at any time.

     9.3 TAX WITHHOLDING. The Administrator may make appropriate provisions for withholding of federal, state, and local income taxes, and any other taxes, from a Participant's Compensation to the extent the Administrator deems such withholding to be legally required.

     9.4 RIGHTS NOT TRANSFERABLE. Rights and Purchase Rights granted under this Plan are not transferable by the Participant other than by will or by the laws of descent and distribution and are exercisable only by the Participant during his or her lifetime.

     9.5 NO REPURCHASE OF STOCK BY CORPORATION. The Corporation is under no obligation to repurchase from any Participant any shares of Common Stock acquired under the Plan.

     9.6 GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware except to the extent such laws are preempted by the laws of the United States.

     9.7 STOCKHOLDER APPROVAL; REGISTRATION. The Plan was adopted by the Board of Directors of the Corporation on 11 March 1997 to be effective as of 1 July 1998, provided that no Offering Period may begin until a Registration Statement under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan, has become effective. The Plan is subject to approval by the stockholders of the Corporation within twelve (12) months of approval by the Board of Directors.

                                                                       EXHIBIT B


                  1998 MEDIRISK, INC. LONG-TERM INCENTIVE PLAN


     Unless otherwise herein defined, all proper terms as used herein shall have the meanings given thereto in Article III hereof.

                                   ARTICLE I

                                    PURPOSE

     The purpose of this Medirisk, Inc. 1998 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Medirisk, Inc. (the "Corporation"), by linking the personal interests of its employees, officers and directors to those of Corporation stockholders and by providing its employees, officers and directors with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Corporation's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers and directors

                                   ARTICLE II

                                 EFFECTIVE DATE

     The Plan shall be effective as of the date upon which it shall be approved by the Board. However, the Plan shall be submitted to the stockholders of the Corporation for approval within twelve (12) months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the stockholders, and if the stockholders fail to approve the Plan within twelve months of the Board's approval hereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Nonqualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code
Section 162(m). Any such Awards shall be contingent upon the stockholders having approved the Plan.

                                  ARTICLE III

                                  DEFINITIONS

     When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article or in
Article I unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c) "Board" means the Board of Directors of the Corporation.

          (d) "Change-in-Control" means and includes each of the following:

             (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifty (50%) percent or more of the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change-in-Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of twenty-five (25%) percent or more of the Outstanding Corporation Voting Securities, (ii) any acquisition directly from the Corporation, (iii) any acquisition by the Corporation, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

             (2) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

             (3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" means the committee of the Board described in Article IV.

          (g) "Corporation" means Medirisk, Inc., a Delaware corporation.

          (h) "Covered Employee" means a covered employee as defined in Code
     Section 162(m)(3), provided that no employee shall be a Covered Employee until the deduction limitations of Code Section 162(m) are applicable to the Corporation and any reliance period under Code Section 162(m) has expired, as described in Section 16.14 hereof.

          (i) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

          (j) "Dividend Equivalent" means a right granted to a Participant under
     Article XI.

          (k) "Effective Date" has the meaning assigned such term in Article II.

          (l) "Fair Market Value," on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

          (m) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (n) "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

          (o) "Option" means a right granted to a Participant under Article VII of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

          (p) "Other Stock-Based Award" means a right, granted to a Participant under Article XII, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (q) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Corporation. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

          (r) "Participant" means a person who, as an employee, officer or director of the Corporation or any Parent or Subsidiary, has been granted an Award under the Plan.

          (s) "Performance Share" means a right granted to a Participant under
     Article IX, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (t) "Plan" means this Medirisk, Inc. 1998 Long-Term Incentive Plan, as amended from time to time.

          (u) "Restricted Stock Award" means Stock granted to a Participant under Article X that is subject to certain restrictions and to risk of forfeiture.

          (v) "Retirement" means a Participant's termination of employment with the Corporation, Parent or Subsidiary after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Corporation, or, in the event of the inapplicability thereof with respect to the person in question, as determined by the Committee in its reasonable judgment.

          (w) "Stock" means the $0.001 par value common stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article XIV.

          (x) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article VIII to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article VIII.

          (y) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

          (z) "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (aa) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE IV

                                 ADMINISTRATION

     4.1 COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board or, at the discretion of the Board from time to time, by the full Board or another committee of the Board so created and/or designated by the Board as having such authority. The Committee shall consist of two or more members of the Board who are (i) "outside directors" as that term is used in
Section 162(m) of the Code and the regulations promulgated thereunder, to the extent that Section 162(m) is applicable to the Corporation as described in
Section 16.14 hereof, and (ii) "nonemployee directors" as such term is defined in Rule 16b-3 promulgated under Section 16 of the 1934 Act or any successor provision. During any time that the full Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

     4.2 ACTION BY THE COMMITTEE. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Parent or Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

     4.3 AUTHORITY OF COMMITTEE. The Committee has the exclusive power, authority and discretion to:

          (a) Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

          (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (h) Decide all other matters that must be determined in connection with an Award;

          (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

          (k) Amend the Plan or any Award Agreement as provided herein.

     4.4 DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE V

                           SHARES SUBJECT TO THE PLAN

     5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article XIV, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be five hundred thousand (500,000), of which not more than twenty (20%) percent may be granted as Restricted Stock Awards.

     5.2 LAPSED AWARDS. To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

     5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered Employee shall be on e hundred thousand (100,000). The maximum fair market value of any Awards (other than Options and SARs) that may be received by a Covered Employee (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be One Million and No/100 ($1,000,000.00) Dollars.

                                   ARTICLE VI

                                  ELIGIBILITY

     Awards may be granted only to individuals who are employees, officers or directors of the Corporation or a Parent or Subsidiary.

                                  ARTICLE VII

                                 STOCK OPTIONS

     7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee.

          (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable at an earlier date.

          (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided, however, that if shares of Stock are used to pay the exercise price of an Option, such shares must have been held by the Participant for at least six
     (6) months. Without limiting the power and discretion conferred on the Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Corporation to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Committee.

          (d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Corporation and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

     7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

          (a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten (10) years from the date of its grant.

          (c) Lapse of Option. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (3), (4) and (5) below, it will automatically become a Nonqualified Stock Option:

             (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

             (2) The Incentive Stock Option shall lapse ten (10) years after it is granted, unless an earlier time is set in the Award Agreement.

             (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Corporation for cause or by the Participant without the consent of the Corporation, the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

             (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

             (5) If the Participant dies while employed, or during the three-month period described in paragraph (3)or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one (1) year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 13.6.

     Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article XIII, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

     (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed One Hundred Thousand and No/100 ($100,000.00) Dollars.

     (e) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred ten (110%) percent of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five (5) years after the date of grant.

     (f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth (10th) anniversary of the Effective Date.

     (g) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

     (h) Directors. The Committee may not grant an Incentive Stock Option to a nonemployee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Corporation or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

                                  ARTICLE VIII

                           STOCK APPRECIATION RIGHTS

     The Committee is authorized to grant SARs to Participants on the following terms and conditions:

          (a) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

             (1) The Fair Market Value of one (1) share of Stock on the date of exercise; over

             (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one (1) share of Stock on the date of grant in the case of any SAR related to an Incentive Stock Option.

          (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE IX

                               PERFORMANCE SHARES

     9.1 GRANT OF PERFORMANCE SHARES. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

     9.2 RIGHT TO PAYMENT. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

     9.3 OTHER TERMS. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE X

                            RESTRICTED STOCK AWARDS

     10.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4 CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE XI

                              DIVIDEND EQUIVALENTS

     The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                  ARTICLE XII

                            OTHER STOCK-BASED AWARDS

     The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                  ARTICLE XIII

                        PROVISIONS APPLICABLE TO AWARDS

     13.1 STAND-ALONE, TANDEM AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     13.2 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Article XIV), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     13.3 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten (10) years from the date of its grant (or, if Section 7.2(e) applies, five (5) years from the date of its grant).

     13.4 FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Corporation or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     13.5 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation,
(ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

     13.6 BENEFICIARIES. Notwithstanding Section 13.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     13.7 STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     13.8 ACCELERATION UPON DEATH OR DISABILITY. Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability during his employment or service as a director, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Nonqualified Stock Options.

     13.9 ACCELERATION UPON A CHANGE-IN-CONTROL. Except as otherwise provided in the Award Agreement, upon the occurrence of a Change-in-Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however, that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change-in-Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Nonqualified Stock Options.

     13.10 ACCELERATION UPON CERTAIN EVENTS NOT CONSTITUTING A CHANGE-IN-CONTROL. In the event of the occurrence of any circumstance, transaction or event not constituting a Change-in-Control (as defined in Article
III) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective Change-in-Control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Nonqualified Stock Options.

     13.11 ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 13.9 or 13.10 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.11.

     13.12 EFFECT OF ACCELERATION.  If an Award is accelerated under Section
13.9 or 13.10, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

     13.13 PERFORMANCE GOALS. The Committee may determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Corporation or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Corporation's, Parent's or Subsidiary's stock price, (c) the achievement by a business unit of the Corporation, Parent or Subsidiary of a specified target, or target growth in, net income or earnings per share, or (d) any combination of the goals set forth in (a) through (c) above. Furthermore, the Committee reserves the right for any reason to reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder). Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     13.14 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Corporation to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Corporation, or transfers from one Parent or Subsidiary to another Parent or Subsidiary.

     13.15 LOAN PROVISIONS. With the consent of the Committee, the Corporation may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option granted under this Plan and/or with respect to the payment of the purchase price, if any, of any Award granted hereunder and/or with respect to the payment by the Participant of any or all federal and/or state income taxes due on account of the granting or exercise of any Award hereunder. The Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be made with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

                                  ARTICLE XIV

                          CHANGES IN CAPITAL STRUCTURE

     In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Corporation or of another corporation, whether through reorganization, recapitalization, reclassification, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

                                   ARTICLE XV

                    AMENDMENT, MODIFICATION AND TERMINATION

     15.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Corporation if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

     15.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                  ARTICLE XVI

                               GENERAL PROVISIONS

     16.1 NO RIGHTS TO AWARDS. No Participant or employee, officer or director shall have any claim to be granted any Award under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants and employees, officers or directors uniformly.

     16.2 NO STOCKHOLDER RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Award.

     16.3 WITHHOLDING. The Corporation or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     16.4 NO RIGHT TO EMPLOYMENT OR DIRECTORSHIP. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Corporation or any Parent or Subsidiary to terminate any Participant's employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Corporation or any Parent or Subsidiary.

     16.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Parent or Subsidiary.

     16.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Parent or Subsidiary unless provided otherwise in such other plan.

     16.7 EXPENSES. The expenses of administering the Plan shall be borne by the Corporation and its Parents or Subsidiaries.

     16.8 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     16.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     16.10 FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     16.11 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Corporation to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     16.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

     16.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine, provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

     16.14 CODE SECTION 162(M). The deduction limits of Code Section 162(m) and the regulations thereunder shall not apply to compensation payable under the Plan until the expiration of the reliance period described in Treasury Regulation 1.162-27(f) or any successor regulation.

                                                                       EXHIBIT C

                    ACQUISITION AGREEMENT AND PLAN OF MERGER

     THIS ACQUISITION AGREEMENT AND PLAN OF MERGER (this "Agreement"), is made this 26th day of March 1998, by and among Medirisk, Inc., a Delaware corporation ("Medirisk"), HEALTHDEMOGRAPHICS, INC., a Delaware corporation and wholly-owned subsidiary of Medirisk ("Merger Sub"), HEALTHDEMOGRAPHICS, a California corporation (the "Company"), and those shareholders of the Company executing and delivering this Agreement (all of the shareholders of the Company being collectively referred to as the "Shareholders," and each individually as a "Shareholder").

                             W I T N E S S E T H :

     WHEREAS, the parties desire to enter into this Agreement pursuant to which the Company will merge with and into Merger Sub, such that Medirisk will indirectly acquire all of the outstanding capital stock of the Company from the Shareholders, upon the terms and subject to the conditions set forth herein (the "Merger"); and

     WHEREAS, the respective Boards of Directors of Medirisk, Merger Sub and the Company have approved the transactions contemplated by this Agreement; and

     WHEREAS, P. Timothy Garton ("Garton") and Michael D. Chermak ("Chermak") are each Shareholders and are employees, officers and/or directors of the Company, and will receive appreciable benefits from the Merger as contemplated hereby (collectively, the "Responsible Shareholders"); and

     WHEREAS, Shareholders Richard D. Propper, David Smith and Interim Advantage Fund, together with the Responsible Shareholders, are hereinafter collectively referred to as the "Signing Shareholders";

     NOW, THEREFORE, in consideration of the premises and the mutual promises, representations, warranties and covenants hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I

                      MERGER OF THE COMPANY AND MERGER SUB

     1.1 MERGER. Subject to the terms and conditions of this Agreement, at the Merger Effective Time (as defined in Section 1.2), the Company shall be merged with and into Merger Sub in accordance with the provisions of the business corporation act under the California General Corporation Law (the "CGCL") and Delaware General Corporation Law (the "DGCL"). Merger Sub shall be the surviving corporation resulting from the Merger and shall thereafter conduct the business and operations of the Company as a wholly-owned subsidiary of Medirisk. The Merger shall be consummated pursuant to the terms of this Agreement.

     1.2 FILING OF MERGER CERTIFICATES. Subject to the provisions of this Agreement, the parties shall file Articles or a Certificate of Merger, as appropriate (the "California Merger Certificate") executed in accordance with the relevant provisions of the CGCL and a Certificate of Merger executed in accordance with the relevant provisions of the DGCL (the "Delaware Merger Certificate") and shall make all other filings or recordings required under each such act as soon as practicable on or after the Closing Date. The Merger shall become effective on the date and at the time the Delaware Merger Certificate becomes effective with the Secretary of State of Delaware (the "Merger Effective Time"). Notwithstanding the foregoing, the parties intend that this Agreement and the transactions contemplated hereby shall be effective for accounting purposes on and as of the date and time specified in Section 7.1(b) of this Agreement; provided, however, that neither the Company nor any of the shareholders of the Company shall have any liability as a result of Medirisk's or Merger Sub's inability to utilize for any purpose the date and time specified in Section 7.1(b) as the Accounting Effective Date.

     1.3 ARTICLES AND BYLAWS. The Articles of Incorporation and Bylaws of Merger Sub in effect immediately prior to the Merger Effective Time shall be the Articles of Incorporation and Bylaws of the surviving corporation until otherwise amended or repealed; the directors of Merger Sub immediately prior to the Merger Effective Time shall serve as the directors of the surviving corporation from and after the Merger Effective Time; and the officers of Merger Sub in office immediately prior to the Merger Effective Time shall serve as the officers of the surviving corporation from and after the Merger Effective Time.

     1.4 DISSENTING SHAREHOLDERS. Any holder of shares of common stock of the Company ("Company Stock") who perfects any available dissenters' rights or appraisal rights in accordance with and as contemplated by the CGCL ("Dissenters' Rights") shall be entitled to receive the value of such shares in cash from the surviving corporation after the Merger Effective Time as determined pursuant to the CGCL; provided, however, that no such payment shall be made to any dissenting shareholder unless and until such dissenting shareholder has complied with the applicable provisions of the CGCL and has surrendered to the surviving corporation the certificate or certificates representing the shares for which payment is being made. In the event that a dissenting shareholder of the Company fails to perfect, or effectively withdraws or loses, its Dissenters' Rights, the surviving corporation shall deliver the consideration to which such holder of shares of Company Stock is entitled (without interest) upon surrender of certificates representing such shares held by such holder.

     1.5 MERGER CONSIDERATION. Subject to the provisions of this Section, and in consideration for the transactions contemplated hereby, at the Merger Effective Time, by virtue of the Merger and without any action on the part of the parties hereto or the shareholders of any of the parties hereto, the shares of the constituent corporations of the Merger shall be converted as follows:

          (a) Each share of common stock of Merger Sub issued and outstanding at the Merger Effective Time shall remain issued and outstanding after the Merger Effective Time.

          (b) Each share of Company Stock issued and outstanding at the Merger Effective Time (excluding shares held by Shareholders who perfect their Dissenters' Rights) shall cease to be outstanding and shall be converted into and exchanged for the right to receive:

             (i) An amount equal to (A) $2,299,500 divided by (B) the number of Effective Company Shares (as hereinafter defined);

             (ii) A number of unregistered shares of common stock of Medirisk ("Medirisk Common Stock") equal to (A) $4,270,500 divided by (B) the Closing Market Value (as defined below), with the quotient of (A) divided by (B) then being divided by (C) the number of Effective Company Shares; and

             (iii) The right to receive Additional Consideration (as hereinafter defined).

          (c) Certain Definitions:

             (i) "Additional Consideration" means the additional consideration payable to the Shareholders for the Company Stock as calculated and upon the terms set forth in SCHEDULE 1.5(C)(I) attached hereto.

             (ii) "Cash Initial Consideration" means the cash consideration payable pursuant to Section 1.5(b)(i).

             (iii) "Closing Market Value" means the average closing price of Medirisk Common Stock on the Nasdaq National Market over the twenty (20) trading days immediately preceding the Closing Date (as defined in Section 7.1 hereof).

             (iv) "Effective Company Shares" means the shares of Company Stock deemed to be issued and outstanding at the Merger Effective Time as set forth on SCHEDULE 2.2A (the "Effective Company Shares")

             (v) "Initial Merger Consideration" means the total consideration payable pursuant to Sections 1.5(b)(i) and 1.5(b)(ii).

           (vi) "Merger Consideration" means the total consideration payable pursuant to Section 1.5(b).

             (vii) "Stock Initial Consideration" means the Medirisk Common Stock to be issued to the Shareholders pursuant to Sections 1.5(b)(ii).

          (d) Notwithstanding the foregoing, each holder of shares of Company Stock who would otherwise be entitled to receive a fraction of a share of Medirisk Common Stock shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Medirisk Common Stock multiplied by the Closing Market Value.

     1.6 TAX EFFECT. Medirisk, the Company and the Signing Shareholders intend the Merger be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (a "Reorganization" and the "Code," respectively). In connection with that intention, the persons indicated below make the following representations and warranties.

     (a) The Company represents and warrants to Medirisk and Merger Sub that, except as otherwise disclosed in the Schedules to this Agreement, the Company has not taken or agreed to take any action, nor does the Company have any Knowledge of any fact or circumstance that is reasonably likely to prevent the Merger from qualifying as a Reorganization. The Company agrees to use reasonable efforts to cause the Merger to qualify, and not to take action which would cause the Merger not to qualify, as a Reorganization. As used in this Agreement, when any statement is made to the "Knowledge" of a person, it means to the actual knowledge of such person without any duty on the part of such person to independently investigate or confirm the accuracy of such statement.

     (b) Medirisk and the Merger Sub represent and warrant to the Company and the Shareholders of the Company that, except as otherwise disclosed in the Schedules to this Agreement, neither Medirisk nor the Merger Sub has taken or agreed to take any action, nor do either of Medirisk or the Merger Sub have any Knowledge of any fact or circumstance that is reasonably likely, to prevent the Merger from qualifying as a Reorganization. Medirisk and the Merger Sub agree to use reasonable efforts to cause the Merger to qualify, and not to take action which would cause the Merger not to qualify, as a Reorganization; provided, however, that nothing in this Section 1.6 shall affect the Shareholders' right to receive the Additional Consideration as described in this Agreement.

     (c) Medirisk, the Merger Sub, the Company and the Signing Shareholders understand that (i) neither Medirisk, the Merger Sub, the Company, nor any of the Shareholders makes any representation or warranty that the Merger will be regarded as a Reorganization, (ii) the Closing is not subject to a condition that an Internal Revenue Service ruling or tax opinion be obtained as to the federal income tax consequences of this Agreement or the Merger, and (iii) Medirisk, the Merger Sub, the Company and the Shareholders will rely solely upon their respective advisors for advice concerning the tax consequences of the Merger.

     (d) The Company represents that, in the Merger, Merger Sub will acquire assets representing at least ninety percent (90%) of the fair market value of the net assets and at least seventy percent (70%) of the fair market value of the gross assets held by the Company immediately prior to the Merger. For this purpose, all redemptions and distributions (except for regular, normal dividends) made by the Company immediately preceding the Merger and all amounts paid out of the assets of the Company as Reorganization expenses will be considered as assets held by the Company immediately prior to the Merger. In addition, assets disposed of in contemplation of the Merger will be considered as assets held by the Company immediately prior to the Merger.

     (e) The Company warrants that the liabilities of the Company to be assumed by Merger Sub or Medirisk in the Merger (and the liabilities to which the assets to be transferred are subject) were incurred or will be incurred by the Company in the ordinary course of its business.

     (f) Medirisk and Merger Sub warrant that there is not now, nor will there be at the time of the Merger Effective Time, any intercorporate indebtedness existing between the Company and Medirisk or between Company and Merger Sub that was issued, acquired, or will be settled at a discount.

     (g) The Company represents that the Shareholders will pay, or reimburse the Company as provided in Section 10.5 below, direct costs and expenses incurred by the Shareholders, or by the Company on their behalf, in connection with the Merger. Medirisk, Merger Sub, and the Company will pay their respective expenses, if any, incurred in connection with the Merger.

     (h) Each of Medirisk, Merger Sub and the Company represents that it is not an Investment Company. As used in this Section 1.6(h), "Investment Company" means a regulated investment company, a real estate investment trust, or a corporation 50 percent or more of the value of whose total assets are stock and securities and 80 percent or more of the value of whose total assets are assets held for investment. In making the 50-percent and 80-percent determinations under the preceding sentence, stock and securities in any subsidiary corporation shall be disregarded and the parent corporation shall be deemed to own its ratable share of the subsidiary's assets, and a corporation shall be considered a subsidiary if the parent owns 50 percent or more of the combined voting power of all classes of stock entitled to vote, or 50 percent or more of the total value of shares of all classes of stock outstanding.

     (i) The Company and the Signing Shareholders represent that the Company is not under the jurisdiction of a court in a case under Title 11 of the United States Code, a receivership, foreclosure, or similar proceeding in a federal or state court.

     (j) The Company and the Signing Shareholders represent that the fair market value of the assets to be transferred from the Company to Merger Sub as a result of the Merger will equal or exceed the sum of the liabilities of the Company to be assumed by Merger Sub or Medirisk (plus the amount of liabilities to which the assets to be transferred are subject).

     (k) Medirisk represents the payment of cash to the Shareholders in lieu of fractional shares of Medirisk Stock will not be a separately bargained for consideration, but will be undertaken solely for the purpose of avoiding the expense and inconvenience of issuing and transferring fractional shares, and the total cash consideration that will be paid to the Company's Shareholders in lieu of fractional shares of Medirisk Stock will represent less than one (1%) percent of the total consideration issued in the Merger.

     (l) Garton and Chermak severally represent that none of the compensation to be received by him for services as an employee of the Company represents separate consideration for, or is allocable to, any of his shares of Company Stock. Medirisk represents that any compensation to be paid to a Shareholder-employee who continues as an employee of Medirisk or Merger Sub subsequent to the Merger will be for services rendered and will be not greater in amounts than amounts that would be paid to third parties bargaining at arms length for similar services.

     (m) The Company represents that it has no plan or intention to make prior to the Merger Effective Time, and except as set forth in SCHEDULE 1.6(M), it has not made, any distributions other than regular, normal dividends to Shareholders in the three (3) year period prior to the Merger.

     (n) The Company represents that except as set forth in SCHEDULE 1.6(N), it has not reacquired or redeemed any of its stock within the last three years.

     (o) The Company represents that at all times during the five-year period ending on the Merger Effective Time, the fair market value of all of the Company's United States real property interests was and will have been less than fifty (50%) percent of the total fair market value of (A) its United States real property interests, (B) its interests in real property located outside the United States, and (C) its other assets used or held for use in a trade or business. For purposes of the preceding sentence, (X) United States real property interests include all interests (other than an interest solely as a creditor) in real property and associated personal property (such as movable walls and furnishings) located in the United States or the Virgin Islands and interests in any corporation (other than a controlled corporation) owning any United States real property interest, (Y) the Company is treated as owning its proportionate share (based on the relative fair market value of its ownership interest to all ownership interests) of the assets owned by any controlled corporation or any partnership, trust, or estate in which the Company is a partner or beneficiary, and (Z) any such entity in turn is treated as owning its proportionate share of the assets owned by any controlled corporation or any partnership, trust, or estate in which the entity is a partner or beneficiary. As used in this paragraph, "controlled corporation" means any corporation at least fifty percent (50%) of the fair market value of the stock of which is owned by the Company, in the case of a first-tier subsidiary of the Company, or by a controlled corporation, in the case of a lower-tier subsidiary.

     (p) The Company represents that the Company is not a party to, and holds no assets subject to, a "safe harbor lease" under former Section 168(f)(8) of the Code and the Regulations thereunder.

     (q) The Agreement together with the other agreements to be executed and delivered in connection with the Closing of the transactions contemplated herein represent the entire understanding of Company, Medirisk, and Merger Sub with respect to the Merger.

     (r) Medirisk and Merger Sub represent that none of (i) Medirisk, (ii) any member of Medirisk's affiliated group as defined in Section 1504 of the Code without regard to Section 1504(b) of the Code, (iii) any corporation in which at least fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote or at least fifty percent (50%) of the value of all classes of stock is owned directly or indirectly by Medirisk or (iv) any entity that is treated as a partnership for federal income tax purposes and has as an owner a corporation described in (I), (ii), or (iii) of this paragraph has the intent at the time of the Closing to acquire or redeem (directly or indirectly) any Medirisk shares issued in connection with the transactions described herein.

     (s) Medirisk and Merger Sub represent and warrant to the Company that following the Merger, Merger Sub will not issue additional shares of Merger Sub stock that would result in Medirisk losing control of Merger Sub within the meaning of Section 368(c) of the Code.

     (t) Medirisk represents and warrants to the Company that Medirisk has no plan or intention to reacquire any of Medirisk's stock issued in the Merger.

     (u) Medirisk represents and warrants to the Company that Medirisk has no plan or intention to: liquidate Merger Sub, merge Merger Sub with and into another corporation; sell or otherwise dispose of the stock of Merger Sub; or cause Merger Sub to sell or otherwise dispose of any of the assets of the Company acquired in the Merger, except for dispositions made in the ordinary course of business or transfers described in Section 368(a)(2)(C) of the Code.

     (v) Medirisk and Merger Sub represent and warrant to the Company that, following the Merger, Merger Sub will continue the historic business of the Company or use a significant portion of the Company's business assets in a business.

     (w) Medirisk represents and warrants to the Company that, prior to the Merger, Medirisk will be in control of Merger Sub within the meaning of Section 368(c) of the Code.

                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Medirisk as follows:

     2.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California with the full power and authority to carry on its business in the places and as it is now being conducted and to own and lease the properties and assets it now owns or leases. Except as set forth on SCHEDULE 2.1, the Company is duly qualified to transact business and in good standing in the other states listed on SCHEDULE 2.1, which are the only additional jurisdictions in which operations of the Company's business or the assets of the Company require such qualification

     2.2 AUTHORITY AND STATUS. The Company has the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement without the necessity of any act or consent not previously obtained of any other person whomsoever. This Agreement and each and every agreement, document and instrument to be executed, delivered and performed in connection with this Agreement (the "Transaction Documents") by the Company constitutes or will, when executed and delivered, constitute the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable equitable principles (whether applied with action at law or in equity) or by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     2.3 CAPITALIZATION; OWNERSHIP OF COMPANY STOCK. The authorized capital stock of the Company consists of 5,000,000 shares of no par value common stock, and 2,500,000 shares of no par value preferred stock. The Company has 4,871,719 shares of common stock which are issued and outstanding. The Company does not have any shares of preferred stock issued or outstanding. All of the issued and outstanding shares or Company Stock are duly and validly issued and outstanding, are fully paid and nonassessable, and were issued pursuant to a valid exemption from registration under the Securities Act of 1933, as amended, and all applicable state securities laws. Except as set forth on SCHEDULE 2.3, there are no outstanding warrants, options, rights, calls or other commitments of any nature relating to the common stock or any other capital stock of the Company, and there are no outstanding securities of the Company convertible into or exchangeable for shares of common stock or any other capital stock of the Company.

     2.4 SUBSIDIARIES, INVESTMENTS AND PREDECESSORS.  Except as set forth on
SCHEDULE 2.4, the Company has not owned and does not currently own, directly or indirectly, of record, beneficially or equitably any capital stock or other equity, ownership or proprietary interest in any corporation, partnership, limited liability company, association, trust, joint venture or other entity. Set forth on SCHEDULE 2.4 is a listing for the last five years of all predecessor companies of the Company, including the names of any and all entities from which the Company previously acquired material assets, and any other entity of which the Company has been a subsidiary or division. Except as listed on SCHEDULE 2.4, the Company has not sold or disposed of, by way of asset sale, stock sale, spin-off, split-up or otherwise, any material assets or business of the Company.

     2.5 LIABILITIES AND OBLIGATIONS OF THE COMPANY.  (a) Attached as SCHEDULE
2.5 are true, correct and complete copies of the Company's audited balance sheets as of 31 December 1996 and 1997 and the related statements of operations and cash flows for the fiscal years ending on 31 December 1996 and 1997 (the "Financial Statements"). Also attached as SCHEDULE 2.5 are true, correct and complete copies of the Company's unaudited balance sheet as of 28 February 1998 and the related unaudited statement of operations for the two-month period then ended (the "Interim Financial Statements"). Except as specifically described in
SCHEDULE 2.5, the Financial Statements and the Interim Financial Statements are complete to the extent required by generally accepted accounting principles, have been prepared in accordance with generally accepted accounting principles (except that the Interim Financial Statements do not contain cash flows, any notes thereto and are subject to normal recurring year-end adjustments, which if made on the date hereof would not, individually or in the aggregate, have a material adverse effect on the Company). Subject to the foregoing sentence, the Financial Statements and the Interim Financial Statements fairly present in accordance with generally accepted accounting principles the Company's financial condition of the Company and the results of its operations and changes in financial position as of the dates and for the periods reflected therein.

     (b) Effective following Closing, the Company will have no indebtedness for borrowed money after giving effect to the payments reflected on Section (ix) of
SCHEDULE 2.11(A). Except as described in SCHEDULE 2.5, the Company has no liability or obligation related to its assets or business (whether accrued, absolute, contingent or otherwise), except for (i) the liabilities and obligations of the Company that are disclosed or reserved against in the Interim Financial Statements, to the extent and in the amounts so disclosed or reserved against, (ii) liabilities that were incurred or accrued in the ordinary course of the Company's business since the date of the Interim Financial Statements,
(iii) the liabilities and obligations of the Company under the Material

Agreements (as that term is defined in Section 2.11), and (iv) those nonmaterial liabilities and obligations of the Company under contracts and agreements of the Company that are not Material Agreements.

     2.6 AGREEMENT DOES NOT VIOLATE OTHER INSTRUMENTS.  Except as set forth on
SCHEDULE 2.6, the execution and delivery of the Transaction Documents by the Company does not, and the consummation of the transactions contemplated hereby will not, (a) violate or conflict with any provision of the Articles of Incorporation, as amended, or Bylaws, as amended, of the Company; (b) require any consent or approval not previously obtained under, conflict with, result in the breach, termination or acceleration of, or violate or constitute an occurrence of default under any provision of any mortgage, deed of trust, conveyance to secure debt, note, loan, lien, lease, agreement or instrument to which the Company is a party or by which any of the Company's properties are bound; (c) constitute a violation of any law, regulation, order, writ, judgment, injunction, or decree applicable to the Company or by which any of the Company's properties are bound; (d) result in the creation of any lien upon any of the assets or business of the Company; or (e) have any impact on Medirisk's right after the Closing to conduct the business of the Company as being conducted by the Company prior to the Closing.

     2.7 LITIGATION. Except as set forth on SCHEDULE 2.7, there is no suit, action, proceeding, claim or investigation pending or, to the knowledge of the Company, threatened against, or affecting, the Company; and to the knowledge of the Company, there exists no basis or grounds for any such suit, action, proceedings, claim or investigation. SCHEDULE 2.7 also contains a brief description of any suit, action, proceeding, claim or investigation involving the Company settled or otherwise concluded since 1 January 1993.

     2.8 PERMITS. Except as set forth on Schedule 2.8, the Company holds, and lists, all licenses, permits and other authorizations from all appropriate federal, state or other public authorities necessary for the conduct of the Company's business and the use of its assets, all of which are listed on
Schedule 2.8. The Company is conducting and has conducted its business so as to comply with all applicable statutes, rules, ordinances, regulations, orders, injunctions, decrees or any other requirement of any governmental body, agency or authority binding on it, or relating to its property or business or its advertising, sales or pricing practices ("Applicable Law") except where the failure to comply with such Applicable Law would not have a material adverse affect on the Company, its properties, operations or financial condition.

     2.9 TITLE TO ASSETS. Attached as SCHEDULE 2.9 is a list and summary description of all real property owned or leased by the Company and of all items of personal property with a fair market value in excess of $5,000.00 owned or leased by the Company (such list identifying the properties owned by the Company and all of the leases or agreements under which the Company is lessee of or holds or operates any property). Except as set forth on SCHEDULE 2.9, the Company has good and valid title to all of its property and assets, other than leased property, free and clear of any liens, claims, charges, options, rights of tenants or other encumbrances, except as disclosed or reserved in the Financial Statements or the Interim Financial Statements and except for liens for current taxes not yet due and payable.

     2.10 COMPUTER SOFTWARE, INTELLECTUAL PROPERTY. (a) Attached SCHEDULE 2.10(A) sets forth a complete and correct list and summary description of all trademarks, trade names, service marks, service names, brand names, copyrights and patents, registrations thereof and applications therefor, applicable to or used by the Company in the conduct of its business, together with a complete list of all licenses granted by or to the Company with respect to any of the above. All such trademarks, trade names, service marks, service names, brand names, copyrights and patents reflected on SCHEDULE 2.10(A) as owned by the Company are owned by the Company free and clear of all liens, claims, security interests and encumbrances of any nature whatsoever. All such trademarks, trade names, service marks, service names, brand names, copyrights and patents reflected on SCHEDULE 2.10(A) as licensed, leased or otherwise used (but not owned) by the Company are used by the Company pursuant to terms of binding agreements under which the Company has the right to use such trademarks, trade names, service marks, service names, brand names, copyrights and patents as currently used in the Company's business without payment of any royalty or other fee, except as set forth on SCHEDULE 2.10(A). The Company is not currently in receipt of any notice of violation of, and the Company is not violating the rights of others in any trademark, trade name, service mark, copyright, patent, trade secret, know-how or other intangible asset.

     (b) Attached SCHEDULE 2.10(B) contains a complete and accurate list of the computer software, databases and other intellectual property that is owned by the Company (the "Owned Software"). Except as set forth on SCHEDULE 2.10(B), the Company has exclusive rights and title to the Owned Software, free and clear of all liens, claims, security interests and encumbrances of any nature whatsoever, including claims or rights of employees, agents, consultants, customers, licensees or other parties involved in the development, creation, marketing, maintenance, enhancement or licensing of such Owned Software. Except as set forth on SCHEDULE 2.10(B), the Owned Software is not dependent on any Licensed Software (as defined below) in order to operate fully in the manner in which it is intended, except for operating systems and third party applications that are stated in the Owned Software documentation and are readily commercially available. No Owned Software has been published or disclosed to any other parties, except as set forth on SCHEDULE 2.10(B) and except pursuant to contracts requiring such other parties to keep such Owned Software confidential. To the knowledge of the Company, no such other party has breached any such obligation of confidentiality.

     (c) Attached SCHEDULE 2.10(C) contains a complete and accurate list of all computer software, databases and other intellectual property that is used by the Company and for which the Company is the licensee or lessee or otherwise has legal rights of use (other than commercially available over-the-counter "shrinkwrap" software) (the "Licensed Software"). SCHEDULE 2.10(C) also sets forth a list of all license fees, rents, royalties or other charges that the Company is required or obligated to pay with respect to Licensed Software. Prior to the date of this Agreement, the Company has delivered to Medirisk true and complete copies of all agreements under which the Company has the right to use Licensed Software. Except as described on SCHEDULE 2.10(C), the Company has the right and license to use, sublicense, modify and copy the Licensed Software, free and clear of any limitations or encumbrances other than the payment of license or royalty fees set forth on SCHEDULE 2.10(C). The Company is in full compliance with all provisions of any license, lease or other similar agreement pursuant to which the Company has rights to use the Licensed Software. Except as disclosed on SCHEDULE 2.10(C), none of the Licensed Software has been incorporated into or made a part of any Owned Software or any other Licensed Software. The Company has not published or disclosed any Licensed Software to any other party except, in the case of Licensed Software that the Company leases or markets to others, in accordance with and as permitted by any license, lease or similar agreement relating to the Licensed Software and except pursuant to contracts requiring such other parties to keep the Licensed Software confidential. To the knowledge of the Company, no party to whom the Company has disclosed Licensed Software has breached such obligation of confidentiality.

     (d) The Owned Software and the Licensed Software constitute all software used in relation to the business of the Company (the "Company Software"). Attached SCHEDULE 2.10(D) sets forth a list of all contract programmers, independent contractors, nonemployee agents and persons or other entities (other than employees) who have performed computer programming services for the Company in connection with any of the Owned Software and identifies all contracts and agreements to which the Company is a party pursuant to which such services were performed. The transactions contemplated by this Agreement will not cause a breach or default under any license or similar agreement relating to the Company Software or impair Medirisk's ability to use the Company Software in the same manner as such Company Software is currently used by the Company. The Company is not infringing any intellectual property rights of any other person or entity with respect to the Company Software, and, to the knowledge of the Company, no other person or entity is infringing any intellectual property rights of the Company with respect to the Company Software.

     (e) The Company and, to the knowledge of the Company, all other parties to any licensing or similar arrangements under which the Company is the licensor or has otherwise granted the right to use the Company Software are in full compliance with such licensing or similar arrangements and are not in breach of their obligations with respect thereto. The Company is not a party to any license, installation agreement, maintenance agreement, data processing agreement, services agreement or other agreement pursuant to which it is committed to perform software installation, modifications, enhancements or services without payment or for payments which, in the aggregate, are less than the reasonably anticipated cost to perform such installation, modifications, enhancements or services. The Company has complied in all material respects with its obligations to its customers and licensees in respect of the Company Software.

     (f) Except as set forth on SCHEDULE 2.10(F), the Company has granted no marketing rights in the Company Software to any third party, and all marketing rights granted by any third party to the Company have been granted exclusively to the Company. SCHEDULE 2.10(F) lists and separately identifies all agreements pursuant to which the Company has granted or been granted rights to market software, databases and other intellectual property owned by third parties.

     2.11 CONTRACTS. (a) Attached as SCHEDULE 2.11(A) is a true and correct list of all contracts, agreements and other instruments to which the Company is a party under which the aggregate liability of, or benefit to, the Company could reasonably be expected to exceed $5,000.00, including without limitation contracts, agreements and other instruments concerning the following matters (collectively the "Material Agreements"):

          (i) the lease (as lessee or lessor) or license (as licensee or licensor) of any real or personal property (tangible or intangible);

          (ii) the employment, termination, severance or engagement of or with respect to any officer, director, employee, consultant or agent;

          (iii) any arrangement between or among the Company, its affiliates, the Shareholders, any director, officer or employee thereof and/or related persons, including without limitation loans, guarantees and credit arrangements;

          (iv) any arrangement limiting the freedom of the Company to compete in any manner in any line of business or requiring the Company to share profits;

          (v) any arrangement that could reasonably be anticipated to have a material adverse effect on the Company, financial or otherwise;

          (vi) any arrangement not in the ordinary course of business;

          (vii) any power of attorney, whether limited or general, granted by or to the Company;

          (viii) any other arrangement that requires performance for a period of more than ten (10) days or that requires payments in excess of $5,000.00;

          (ix) any loan agreement, contract or other arrangement relating to the borrowing of money by the Company and the amount outstanding thereunder or the guarantee by the Company of any third party obligation;

          (x) any agreement or arrangement involving intellectual property rights (other than contracts entered into in the ordinary course of business with customers and "shrink-wrap" software licenses);

          (xi) any contract or arrangement relating to the provision of data processing, network communication or other technical services to or by the Company or any affiliate thereof; and

          (xii) any contract or arrangement relating to the provision, purchase or sale of goods or services, other than contracts entered into in the ordinary course of business and involving payments not in excess of $5,000.00.

     (b) Except as set forth on SCHEDULE 2.11(B), (a) the Material Agreements are valid and effective in accordance with their terms, and (b) there is not under any Material Agreement (i) any existing or claimed default by the Company or (ii) to the knowledge of the Company, any existing or claimed default by any other party. There is no actual or, to the knowledge of the Company, threatened termination, cancellation or limitation of any Material Agreements. To the knowledge of the Company, there is no pending or threatened bankruptcy, insolvency or similar proceeding with respect to any other party to any of the Material Agreements.

     2.12 TAXES. (a) The Company has timely and accurately filed all federal, state, foreign and local tax and information returns and reports required to be filed by it and has timely paid, or will prior to Closing timely pay, all taxes, including, without limitation, any and all income, sales, use, withholding, excise and other taxes (collectively "Taxes") due and owing for all periods prior to Closing. No liens have been filed and no claims are being asserted or, to the Knowledge of each of the Shareholders and the Company, contemplated with respect to any Taxes. No restrictions on assessment or collection of Taxes have been waived with respect to the Company, and the Company has not consented to the extension of any statute of limitations with respect to the Company relating to Taxes, except for waivers or consents that are no longer in effect. The Company has received no notice of assessment or proposed assessment of any Taxes claimed to be owed by it or any other person or entity on its behalf. No returns, reports or forms filed by or on behalf of the Company with respect to Taxes are currently being audited or examined, and the Company has not received any notice of any such audit or examination.

     (b) The Company has withheld or collected from each payment made to each of its employees the amount of all Taxes required to be withheld or collected therefrom, and the Company has, to the extent due, paid the same to the proper tax depositories or collecting authorities.

     (c) All ad valorem property taxes for years prior to 1997 imposed on the Company with respect to, or which may become a lien on, its assets have been paid in full.

     2.13 EMPLOYEE BENEFIT PLANS. Attached as SCHEDULE 2.13 is a list of every pension, retirement, profit-sharing, deferred compensation, severance pay, vacation, bonus or other incentive plan, any other written or unwritten employee program, arrangement that involves the expenditure of more than $1,000.00 per year, agreement or understanding that involves the expenditure of more than $1,000.00 per year, any medical, vision, dental or other health plan, any life insurance plan or any other employee benefit plan or fringe benefit plan, including without limitation any "employee benefit plan," as that term is defined in Section 3(3) of the Employee Retirement Security Act of 1974, as amended ("ERISA"), currently or previously adopted, maintained, sponsored or contributed to by the Company for the benefit of employees, retirees, dependents, spouses, directors or other beneficiaries and under which employees, retirees, dependents, spouses, directors or other beneficiaries are eligible to participate (collectively, the "Benefit Plans"). All of the Benefit Plans (and any related trusts subject to ERISA) comply with and have been administered in compliance with the provisions of ERISA, all provisions of the Code, all applicable state or federal securities laws and all other applicable laws, rules and regulations. No event has occurred that will or could reasonably be expected to give rise to a disqualification of any such plan under Sections 401(a) or 501(a) of the Code or to a tax under Section 511 of the Code. Neither the Company nor any administrator or fiduciary of any such Benefit Plan (or agent or delegate of any of the foregoing) has engaged in any transaction or acted or failed to act in any manner that could reasonably be expected to subject the Company to any direct or indirect liability for a breach of any fiduciary or co-fiduciary duty under ERISA. No "party in interest" (as defined in Section 3(14) of ERISA) or "disqualified person" (as defined in Section 4975(e)(2) of the Code) of any Benefit Plan has engaged in any "prohibited transaction" (within the meaning of Section 4975(c) of the Code or Section 406 of ERISA and not exempt under Section 408 of ERISA).

     2.14 CUSTOMERS. Attached as SCHEDULE 2.14 is a true and correct list of all of the customers doing in excess of $2,500.00 of business with the Company during 1996 and 1997 and to date in 1998 setting forth as to each such customer its name, address, telephone number and principal person of contact. The Company has not received any notice, nor does it have any reason to believe, that any such customer has taken or contemplates taking steps that could disrupt the business relationship of the Company with such customer.

     2.15 OFFICERS, DIRECTORS AND BANK ACCOUNTS. SCHEDULE 2.15(A) lists the names of all directors and officers of the Company. SCHEDULE 2.15(B) lists the name and location of each bank or other institution in which the Company has any deposit account or safe deposit box, all account numbers and names of all persons authorized to draw thereon or to have access thereto.

     2.16 INTERESTED TRANSACTIONS. Except as set forth on SCHEDULE 2.16, the Company is not a party to any contract, agreement or other instrument or transaction with any of the following persons, or in which any of the following persons have any direct or indirect interest (other than as a shareholder or employee of the Company);

          (a) Any director or officer of the Company or any of the Shareholders;

          (b) Any of the spouses, parents, siblings, children, aunts, uncles, nieces, nephews, in-laws or grandparents of any of the persons described in clause (a); or

          (c) Any corporation, trust, partnership or other entity in which any of the persons described in clauses (a) or (b) has a beneficial interest (other than in a corporation whose shares are publicly traded and in which such persons own beneficially in the aggregate no more than two percent of the equity interest).

     2.17 ABSENCE OF CERTAIN CHANGES. Since 31 December 1997, and except as set forth on SCHEDULE 2.17: (a) the Company has operated its business in the ordinary course; (b) there has not been any change in the business, financial condition or results of operations of the Company that has had or is reasonably likely to have a material adverse effect on the Company or its assets or business; (c) there has not been any damage, destruction or loss (whether or not covered by insurance) to the Company's assets that has had or is reasonably likely to have a material adverse effect on the Company or its assets or business; (d) except as disclosed in SCHEDULE 2.17(D), no customer has canceled, discontinued or given written or oral notice of its intention to cancel, discontinue or substantially reduce its business with the Company; and (e) except as disclosed in SCHEDULE 2.17(E), the Company is not in default and, to the knowledge of the Company, no customer is in default, under the Company's contracts with any customer, and each such contract is in full force and effect on the date of this Agreement, and such customer contracts contain no material changes from the standard form of agreement used by the Company (including, without limitation, any deviation from the standard warranties or limitation of the Company's liability).

     2.18 BOOKS AND RECORDS. All books, records and other information (financial and otherwise), if any, provided by the Company or any Shareholder to Medirisk are true and correct and accurately reflect the existence of the Company's assets and the results of operations of the Company's business for the periods of time stated therein, and such books, records and financial information reflect revenues and income from the Company's business and not from other sources, except as expressly disclosed to Medirisk.

     2.19 ACCOUNTS RECEIVABLE AND PAYABLE. The accounts receivable outstanding as of the date of the Interim Financial Statements are, and the accounts receivable of the Company outstanding as of the Closing Date will be, (i) valid and genuine accounts receivable arising only out of bona fide sales and delivery of goods, performance of services and other business transactions in the ordinary course of the Company's business consistent with past practice; (ii) subject to no asserted defenses, counterclaims or rights of setoff, and (iii) except as set forth on SCHEDULE 2.19, collectible within sixty (60) days after billing at the full recorded amount thereof less the recorded allowance for doubtful accounts reflected on the Interim Financial Statements. Except as set forth on SCHEDULE 2.19, no accounts payable of the Company are, as of the date of this Agreement, over thirty (30) days old.

     2.20 EMPLOYMENT AND LABOR MATTERS. (a) SCHEDULE 2.20(A) sets forth (i) the number of all full-time and part-time employees of the Company; (ii) the number of independent contractors utilized by the Company and (iii) the name and compensation paid to each independent contractor, employee of or consultant to the Company who received salary, bonuses or other compensation for either of the Company's two most recently ended fiscal years in excess of $25,000.00.

     (b) To the knowledge of the Company, the Company is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours, occupational safety and health, including laws concerning unfair labor practices within the meaning of Section 8 of the National Labor Relations Act, and the employment of non-residents under the Immigration Reform and Control Act of 1986.

     (c) Except as disclosed on SCHEDULE 2.20(C):

          (i) There are no charges, governmental audits, investigations, administrative proceedings or complaints concerning the Company's employment practices pending or, to the knowledge of the Company, threatened before any federal, state or local agency or court, and, to the knowledge of the Company, no basis for any such matter exists;

          (ii) The Company is not a party to any union or collective bargaining agreement, and, to the knowledge of the Company, no union attempts to organize the employees of the Company have been made, and no such attempts are now threatened; and

          (iii) The Company has not experienced any organized slowdown, work interruption, strike, or work stoppage by its employees.

     2.21 INSURANCE. Except as described on SCHEDULE 2.21, all of the assets and business of the Company are insured in such amounts and against such losses, casualties or risks as are customary for similar properties and businesses, and
SCHEDULE 2.21 contains a list of all policies of insurance currently in force with respect to the Company and its assets and business.

     2.22 ENVIRONMENTAL MATTERS. To the knowledge of the Company and except as set forth in SCHEDULE 2.22, there is no present or past Environmental Condition in any way relating to the business, properties or assets of the Company. "Environmental Condition" means (a) the introduction into the environment of any pollution, including without limitation any contaminant, irritant or pollutant or other toxic or hazardous substance, in violation of any federal, state or local law, ordinance or governmental rule or regulations, as a result of any spill, discharge, leak, emission, escape, injection, dumping or release of any kind whatsoever of any substance or exposure of any type in any workplaces or to any medium, including without limitation air, land, surface waters or ground waters, or from any generation, transportation, treatment, discharge, storage or disposal of waste materials, raw materials, hazardous materials, biomedical waste including blood, toxic materials or products of any kind or from the storage, use or handling of any hazardous or toxic materials or other substances, as a result of which the Company has or may become liable to any person or by any reason of which any of the Assets of the Company may suffer or be subjected to any lien, encumbrance or restriction of any nature, or (b) any noncompliance with any federal, state or local environmental law, rule, regulation or order as a result of or in connection with any of the foregoing.

     2.23 COMPANY PRODUCTS AND SERVICES. The Company's products and services conform in all material respects with any specification, documentation, performance standard, representation or statement made or provided with respect thereto by or on behalf of the Company, and there has not been during the last three (3) years any claim made against the Company by any customer of the Company or by any other person alleging that any product or service of the Company (including each version thereof that has been licensed or otherwise made available by the Company to any person) does not conform in all material respects with any specification, documentation, performance standard, representation or statement made or provided by or on behalf of the Company, and, to the knowledge of each of the Company and the Shareholders, there is not a reasonable basis for any such claim. No material product liability or warranty claims have been communicated in writing to or threatened in writing against the Company. To the knowledge of the Company, the Company's products and services, as of the date hereof, during and after the calendar year 2000 A.D., include design, function and performance capabilities such that the Company's products and services shall not abnormally end and/or have invalid and/or incorrect results from and/or performance or functional degradation because of the then-current date. To the knowledge of the Company, the design and function of the Company's products and services ensure year 2000 A.D. functionality and include, but are not limited to, date data century recognition, calculations that accommodate same century and multi-century formulas and date values, and date data interface values that reflect the century. The Company makes no representations or warranties with respect to whether or not the products or services of any supplier (including licensors of software) to the Company are Year 2000 compliant or that the performance of such products, or the provision of such services, will not be interrupted by Year 2000 issues.

     2.24 SCHEDULES. All Schedules attached hereto are true, correct and complete as of the date of this Agreement. Matters disclosed on each Schedule shall be deemed disclosed only for purposes of the matters to be disclosed in such Schedule and shall not be deemed to be disclosed for any other purpose unless specifically provided therein.

                                  ARTICLE IIA

     2.1A CAPACITY AND AUTHORITY. Each Responsible Shareholder represents, severally and not jointly and severally, that such Shareholder has the capacity and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement without the necessity of any act or consent of any other person not previously obtained. This Agreement and each and every agreement, document and instrument to be executed, delivered and performed in connection with this Agreement by such Shareholder constitutes or will, when executed and delivered, constitute the valid and legally binding obligations of such Shareholder, enforceable against such Shareholder in accordance with their respective terms, except as enforceability may be limited by applicable equitable principles (whether applied with action at law or in equity) or by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     2.2A CAPITALIZATION; OWNERSHIP OF COMPANY STOCK. Each Shareholder represents, by execution and delivery of this Agreement and/or execution and delivery of a letter of transmittal or similar instrument referred to in Section
7.2 (a) hereof, that such Shareholder is the legal and beneficial owner of the number of shares of Company Stock reflected opposite his, her or its name on
SCHEDULE 2.2A, free and clear of all liens, claims, charges, encumbrances, security interests, pledges or other claims.

                                  ARTICLE III

           REPRESENTATIONS AND WARRANTIES OF MEDIRISK AND MERGER SUB

     Medirisk and Merger Sub, jointly and severally, represent and warrant to the Shareholders as follows:

     3.1 ORGANIZATION AND STANDING. Medirisk and Merger Sub are each corporations duly organized, validly existing and in good standing under the laws of the State of Delaware with the full power and authority to carry on their respective businesses in the places and as they are now being conducted.

     3.2 AUTHORITY AND STATUS. Each of Medirisk and Merger Sub has the capacity and authority to execute and deliver this Agreement, to perform under it and to consummate the transactions contemplated by this Agreement without the necessity of any act or consent of any other person whomsoever. This Agreement and each and every agreement, document and instrument to be executed, delivered and performed by Medirisk or Merger Sub in connection with this Agreement constitute or will, when executed and delivered, constitute the valid and legally binding obligations of Medirisk or Merger Sub, enforceable against Medirisk or Merger Sub in accordance with their respective terms, except as enforceability may be limited by applicable equitable principles (whether applied with action at law or in equity) or by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     3.3 AGREEMENT DOES NOT VIOLATE OTHER INSTRUMENTS.  Except as set forth on
Schedule 3.3, the execution and delivery of the Transaction Documents by Medirisk and Merger Sub do not, and the consummation of the transactions contemplated hereby will not, (a) violate or conflict with any provision of the Certificate of Incorporation, as amended, or Bylaws, as amended, of Medirisk or Merger Sub; (b) require any consent or approval under, conflict with, result in the breach, termination or acceleration of, or violate or constitute an occurrence of default under any provision of any mortgage, deed of trust, conveyance to secure debt, note, loan, lien, lease, agreement or instrument to which Medirisk or Merger Sub is a party or by which the Company, any Shareholder or any of their respective properties are bound; or (c) constitute a violation of any law, regulation, order, writ, judgment, injunction, or decree applicable to Medirisk or Merger Sub or any of Medirisk's or Merger Sub's properties.

     3.4 SEC FILINGS. True, correct and complete copies of the following documents have been made available to the Shareholders: (i) Medirisk's Annual Report on Form 10-K for the fiscal year ended 31 December 1996, as filed with the Securities and Exchange Commission (the "SEC"); and (ii) Medirisk's Quarterly Reports on Form 10-Q for the three-month period[s] ended 31 March 1997, 30 June 1997 and 30 September 1997, respectively, as filed with the SEC (collectively the "SEC Reports"). Since 30 September 1997, there has been no material adverse change in the condition (financial or otherwise), assets, liabilities, business or operations of Medirisk that is unique to the business of Medirisk and its consolidated subsidiaries and that is required to be disclosed by applicable law or by the rules of the Nasdaq National Market. None of the SEC Reports contains a misstatement of material fact or omits to state a material fact necessary to be stated therein in order that the statements made therein are not misleading.

                                   ARTICLE IV

                           COVENANTS AND UNDERTAKINGS

     4.1 COVENANT NOT TO COMPETE. At Closing, Garton and Chermak will each enter into a Covenant Not to Compete with Medirisk and Merger Sub substantially in the form of attached Exhibit 4.1 (the "Covenants Not to Compete").

     4.2 EMPLOYMENT AGREEMENT AND CONSULTING AGREEMENT. At Closing, Garton and Chermak shall each enter into an Employment Agreement with Merger Sub in substantially the form attached hereto as EXHIBIT 4.2 (each an "Employment Agreement").

     4.3 INVESTMENT LETTER. At Closing, each Shareholder receiving Medirisk Common Stock under Section 1.5 will execute and deliver to Medirisk an investment letter with respect to the Medirisk Common Stock to be delivered to such Shareholder at Closing substantially in the form of attached EXHIBIT 4.3 (the "Investment Letter").

     4.4 SHAREHOLDER CONSENT. Each Shareholder shall execute and deliver a Shareholder Consent and Power of Attorney substantially in the form of attached
EXHIBIT 4.4 (the "Shareholder Consent") appointing Michael D. Chermak to act as his, her or its attorney-in-fact for purposes of this Agreement and the obligations and covenants of such Shareholder hereunder. In such capacity Michael D. Chermak (and any successor of Michael D. Chermak in such capacity as provided in the Shareholder Consent) is referred to in this Agreement as the "Shareholders' Representative."

     4.5 CONSENTS AND APPROVALS. The Company agrees to use its best efforts to obtain the waiver, consent and approval of all persons whose waiver, consent or approval is required in order to consummate the transactions contemplated by this Agreement, or is required by any agreement, lease, instrument, arrangement, judgment, decree, order or license to which the Company is a party or subject that would prohibit, or require the waiver, consent or approval of any person to such transactions, or under which the consummation of such transactions would constitute (or with notice or lapse of time would constitute) an event of default.

     4.6 CONDUCT OF THE BUSINESS PRIOR TO CLOSING. Except with the written consent of Medirisk and except as may be required to effect the transactions contemplated by this Agreement, between the date of this Agreement and the earlier of (i) the Merger Effective Time and (ii) the termination of this Agreement, the Company will (a) not make any distributions of its assets to any persons except as expressly contemplated by the Schedules hereto; (b) conduct its operations in the ordinary course of business; (c) keep and maintain its properties and facilities in good condition, repair and working order, reasonable wear and tear excepted, and fully insured for liability and property damages; (d) use its reasonable best efforts to preserve intact its business;
(e) use its reasonable best efforts to retain the service of its employees, agents and consultants involved with or employed by the Company on terms and conditions not less favorable than those existing prior to the execution of this Agreement; (f) cooperate with Medirisk's representatives (without disclosure of this Agreement or the contemplated sale to the Company's customers or suppliers without the consent of Medirisk) in reviewing facts and establishing and implementing procedures necessary to effect the Merger as contemplated by this Agreement; (g) conduct its activities in a manner consistent with this Agreement; (h) not enter into, assume or make any contract, loan, license, designation, loan commitment, purchase, sale or disposition of assets of the Company outside the ordinary course of business;
(i) except for mailing invoices in the ordinary course of business, not contact any customer regarding collection of any account receivable and not discount any account receivable; (j) not declare any dividend or comparable distribution of assets; and (k) promptly advise Medirisk in writing of any material adverse change in the Company's financial condition or business affairs.

     4.7 TERMINATION OF EMPLOYMENT AGREEMENTS. Chermak and Garton severally agree that any employment or management agreement to which he is a party with the Company will be terminated effective at the Closing without any further action by such individual, the Company or Medirisk, and no party to any such agreement will have any liability or obligation thereunder of any nature or kind from and after the Closing Date.

     4.8 RESIGNATIONS. At the Closing, the Company will deliver to Medirisk resignations, effective on or before the Closing Date of each officer and each director resigning from all director and/or officer positions held by such person with the Company.

                                   ARTICLE V

         CONDITIONS PRECEDENT TO OBLIGATIONS OF MEDIRISK AND MERGER SUB

     The obligations of Medirisk and Merger Sub to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions:

     5.1 REPRESENTATIONS TRUE AND COVENANTS PERFORMED AT CLOSING. The representations and warranties made by the Company in this Agreement or any document or instrument delivered to Medirisk or Merger Sub or its representatives hereunder shall be true and correct on the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date. The Company shall have duly performed all of the agreements, covenants, acts and undertakings to be performed by it on or prior to the Closing Date.

     5.2 NO INJUNCTION, ETC. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transactions contemplated hereby, or which is related to or arises out of the business of the Company, if such action, proceeding, investigation, regulation or legislation, in the judgment of Medirisk, would make it inadvisable to consummate such transactions or would have a material adverse effect on the Company or its assets or business.

     5.3 NO MATERIAL ADVERSE CHANGE. There shall not have been any material adverse change in the business, assets, liabilities or condition, financial or otherwise, of the Company between the date of the Interim Financial Statements and the Closing Date.

     5.4 CONSENTS. The Shareholders shall have delivered to Medirisk the written consents of third parties and all governmental consents and approvals, if any, referred to in Section 4.5 hereof, which consents shall be in form, scope and substance reasonably satisfactory to Medirisk and its counsel.

     75.5 GOOD STANDING CERTIFICATE. Medirisk shall have received a Certificate of Existence or Good Standing from the States of California and Tennessee, and from each other state in which the Company is qualified to transact business as a foreign corporation, with respect to the Company as of the most recent practical date prior to the Closing Date.

     5.6 DUE DILIGENCE. Medirisk shall in all respects be satisfied in its discretion with the results of its due diligence investigation of the Company and its assets and business.

     5.7 OPINION OF COUNSEL. Medirisk shall have received an opinion of counsel to the Company substantially in the form of attached EXHIBIT 5.7.

                                   ARTICLE VI

                          CONDITIONS PRECEDENT TO THE
                    OBLIGATIONS OF THE SHAREHOLDERS TO CLOSE

     The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions:

     6.1 REPRESENTATIONS TRUE AND COVENANTS PERFORMED AT CLOSING. The representations and warranties made by Medirisk and Merger Sub in this Agreement or any document or instrument delivered to the Shareholders or their representatives hereunder shall be true and correct on the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date. Medirisk and Merger Sub shall have duly performed all of the agreements, covenants, acts and undertakings to be performed by it on or prior to the Closing Date.

     6.2 NO INJUNCTION, ETC. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, or which is related to, or arises out of, this Agreement or the consummation of the transactions contemplated hereby.

     6.3 OPINION OF COUNSEL. The Shareholders shall have received an opinion of counsel to Medirisk substantially in the form of attached EXHIBIT 6.3.

                                  ARTICLE VII

                                    CLOSING

     7.1 TIME AND PLACE OF CLOSING. (a) The closing (the "Closing") of the transactions contemplated by this Agreement will be held on 26 March 1998 or such other date as the parties may agree. The Closing shall commence at 10:00 a.m. at the offices of Medirisk, Inc., Two Piedmont Center, Suite 400, 3565 Piedmont Road, N.E., Atlanta, Georgia 30305-1502 or at such other time or place upon which the parties agree. The date on which Closing occurs shall be referred to as the "Closing Date."

     (b) The parties hereto agree that should the Closing occur, the effective time and date of the Merger solely for accounting purposes shall be 12:01 a.m. Eastern Time on 23 March 1998 (the "Accounting Effective Date"). By way of explanation, the parties intend, in light of the de facto control of the Company's business exerted by Medirisk from and after 23 March 1998, that all revenue generated after 23 March 1998 shall be for the benefit of Medirisk. The parties acknowledge that while for accounting purposes the effective date of the Merger shall be 23 March 1998, no obligations that accrue under contracts or agreements prior to the Merger Effective Time and no accrued liabilities of the Company shall be assumed, directly or indirectly, by Medirisk except unless and until the Merger Effective Time, that no employees or other agents of the Company shall directly or indirectly become employees or other agents of Medirisk for any period prior to the Merger Effective Time, and that all covenants, representations and warranties in the certificates to be provided by the Shareholders pursuant to Section 5.1 shall be made and dated as of the Closing Date. Notwithstanding the foregoing, neither the Company nor the Shareholders shall have any liability nor bear any cost arising from or associated with Medirisk's inability to account, for any purpose, for the transaction contemplated hereby on the basis set forth in this Section 7.1(b).

     7.2 TRANSACTIONS AT CLOSING. (a) The following deliveries shall be made at the Closing:

          (i) The Company shall deliver or cause to be delivered to Medirisk Certificates of Good Standing of the Company, as of the most recent practicable date, as contemplated by Section 5.5;

          (ii) As contemplated by Section 4.1, Medirisk, Merger Sub and each of Garton and Chermak shall execute and deliver to each other the Covenants Not to Compete;

          (iii) As contemplated by Section 4.2, Merger Sub and each of Garton and Chermak shall execute and deliver to each other their Employment Agreements;

          (iv) As contemplated by Section 4.3, each of the Shareholders receiving Medirisk Common Stock shall execute and deliver to Medirisk an Investment Letter;

          (v) As contemplated by Section 4.4, each of the Shareholders shall execute and deliver to Medirisk a Shareholder Consent;

          (vi) Each of the Shareholders (who actually have been issued share certificates in Company Stock) shall deliver to Medirisk certificates for the Company Stock formerly representing their shares of Company Stock, duly endorsed for transfer or accompanied by blank stock powers or equivalent letter of transmittal;

          (vii) Counsel for the Company shall have delivered to Medirisk the form of opinion attached hereto as Exhibit 5.7; and

          (viii) Counsel for Medirisk shall have delivered to the Shareholders' Representative, on behalf of the Shareholders, the form of opinion attached hereto as Exhibit 6.3.

     (b) At Closing (or as soon as practicable thereafter once all the items referred to in Section 7.2(a) have been delivered) Medirisk shall:

          (i) Cause Merger Sub to disburse the Cash Initial Consideration as set forth in SCHEDULE 1.5(C) (that portion thereof deliverable to the Shareholders' Representative on behalf of the Shareholders who have tendered their certificates representing Company Stock to be allocated among such Shareholders as set forth on SCHEDULE 1.5(C) under the heading "Allocation of Cash and Medirisk Common Stock Deliverable to
     Shareholders").

          (ii) Medirisk shall cause Merger Sub to deliver Medirisk Common Stock to the Shareholders' Representative for allocation to the Shareholders as set forth on SCHEDULE 1.5(C) under the heading "Allocation of Cash and Medirisk Common Stock Deliverable to Shareholders."

                                  ARTICLE VIII

         SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION

     The parties shall have the mutual rights of indemnification set forth on
Schedule 8.

                                   ARTICLE IX

                                  TERMINATION

     9.1 METHOD OF TERMINATION. This Agreement and the transactions contemplated by it may be terminated at any time prior to the Closing Date:

          (a) By the mutual consent of the Shareholders' Representative and Medirisk;

          (b) By the Shareholders' Representative after 31 March 1998 if Medirisk or Merger Sub shall (i) fail to perform in any material respect its agreements contained herein required to be performed by it on or prior to the Closing Date, or (ii) materially breach any of its representations, warranties or covenants contained herein;

          (c) By Medirisk after 31 March 1998, if any Shareholder shall (i) fail to perform in any material respect his, her or its agreements contained herein required to be performed by him, her or it on or prior to the Closing Date, or (ii) materially breach any of his, her or its representations, warranties or covenants contained herein;

          (d) By the Shareholders' Representative or Medirisk at any time after 30 April 1998 if the Closing shall not have occurred for any reason on or prior to 30 April 1998.

          (e) By either Medirisk or the Shareholders' Representative if there shall be any order, writ, injunction or decree of any court or governmental or regulatory agency binding on Medirisk, Merger Sub, the Company or any Shareholder, which prohibits or restrains Medirisk, Merger Sub, the Company and/or any Shareholder from consummating the Merger hereunder, provided that Medirisk and the Shareholders shall have used their reasonable best efforts to have any such order, writ, injunction or decree lifted and the same shall not have been lifted within ten (10) days after entry, by any such court or governmental or regulatory agency.

     9.2 NOTICE OF TERMINATION. Notice of termination of this Agreement, as provided for in this Article IX, shall be given by the parties so terminating to the other parties hereto in accordance with Section 10.1 of this Agreement.

     9.3 EFFECT OF TERMINATION.  If this Agreement is terminated pursuant to
Section 9.1 hereof, this Agreement shall become void and of no further force and effect, and each party shall pay the costs and expenses incurred by it in connection with this Agreement; and, provided the Agreement was not terminated pursuant to subparagraph (b) or (c) of Section 9.1, no party (or any of its officers, directors, employees, agents, representatives or shareholders) shall be liable to any other party for any costs, expenses, damages (direct or indirect) or loss of anticipated profits. If, however, this Agreement is terminated pursuant to subparagraphs (b) or (c) of Section 9.1, this Section 9.3 shall not relieve a breaching or defaulting party from any liability to the other party.

     9.4 RISK OF LOSS. The Company and the Shareholders shall bear all risk of condemnation, destruction, loss or damage due to fire or other casualty from the date of this Agreement through the Closing. If the condemnation, destruction, loss or damage is such that the business of the Company is interrupted or curtailed or the assets of the Company are materially affected, then Medirisk shall have the right to terminate this Agreement. If the condemnation, destruction, loss or damage is such that the business is neither interrupted nor curtailed or the assets are not materially affected, or if the business of the Company is curtailed or interrupted or the assets are materially affected and Medirisk nevertheless forgoes the right to terminate this Agreement, then the Merger Consideration shall be adjusted at Closing to reflect such condemnation, destruction, loss or damage to the extent that insurance proceeds are not sufficient to cover such destruction, loss or damage. If Medirisk, on the one hand, and the Shareholders, on the other, are unable to agree upon the amount of such adjustment, then the dispute shall be resolved jointly by the independent accounting firms then employed by the Company and Medirisk, and if said accounting firms do not agree, they shall appoint a Designated Accountant (in the manner prescribed in SCHEDULE 1.5(B)) to make such determination, whose determination of the dispute shall be final and binding. For purposes of this
Section 9.4 the fees and expenses of the Designated Accountant shall be borne one-half by Medirisk and one-half by Shareholders.

                                   ARTICLE X

                               GENERAL PROVISIONS

     10.1 NOTICES. (a) All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by hand, facsimile or mailed by nationally recognized overnight delivery service or by registered or certified mail, return receipt requested, first class postage prepaid, addressed as follows:

        If to any Shareholder:

                Michael D. Chermak, Shareholders' Representative
                Suite 701
                4901 Morena Boulevard
                San Diego, California 92117

                Facsimile: (619) 581-3495

                With a copy (which shall not constitute notice) to:

                Norman C. Davis, Esq.
                Suite 400
                2010 Main Street
                Irvine, California 92614

                Facsimile: (714) 832-9405

        If to Medirisk:

                Medirisk, Inc.
                Two Piedmont Center, Suite 400
                3565 Piedmont Road
                Atlanta, Georgia 30305-1502

                Attention: Legal Department

                Facsimile: (404) 364-6703

     (b) If delivered personally or by facsimile, the date on which a notice, request, instruction or document is delivered shall be the date on which such delivery is made and, if delivered by mail, the date on which such notice, request, instruction or document is received shall be the date of delivery.

     (c) Any party hereto may change its address specified for notices herein by designating a new address by notice in accordance with this Section 10.1.

     10.2 BROKERS. Medirisk and Merger Sub represent and warrant to the Shareholders, and the Shareholders jointly and severally represent and warrant to Medirisk and Merger Sub, that, except as disclosed in SCHEDULE 10.2, no broker or finder has acted for it or them or any entity controlling, controlled by or under common control with it or them in connection with this Agreement.

     10.3 FURTHER ASSURANCES. Each party covenants that at any time, and from time to time, after the Closing, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     10.4 WAIVER. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived by any other party to whom such compliance is owed. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

     10.5 EXPENSES. All expenses incurred by the parties hereto in connection with or related to the authorization, preparation and execution of this Agreement and the Closing of the transactions contemplated hereby, including, without limitation of the generality of the foregoing, all fees and expenses of agents, representatives, counsel and accountants employed by any such party, shall be borne solely and entirely by the party which has incurred the same. The Shareholders agree that the Company shall not pay any expenses in connection with or related to the authorization, preparation and execution of this Agreement or the Closing of the transactions contemplated hereby (all such expenses to be paid by the Shareholders from the Cash Initial Consideration according to their proportionate interests in the Company) and that, if the Company pays any such expenses, Shareholders shall promptly reimburse the Company for any amount so paid.

     10.6 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, executors, administrators, successors and assigns.

     10.7 HEADINGS. The section and other headings in this Agreement are inserted solely as a matter of convenience and for reference, and are not a part of this Agreement.

     10.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto and supersedes and cancels any prior agreements, representations, warranties, or communications, whether oral or written, among the parties hereto relating to the transactions contemplated hereby or the subject matter herein. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an agreement in writing signed by the party against whom or which the enforcement of such change, waiver, discharge or termination is sought.

     10.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

     10.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.11 PRONOUNS. All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the context requires.

     IN WITNESS WHEREOF, each party hereto has executed or caused this Agreement to be executed on its behalf, all on the day and year first above written.

                                          MEDIRISK, INC.

                                          By:
                                            ------------------------------------
                                                   Kenneth M. Goins, Jr.
                                                 Executive Vice President &
                                                  Chief Financial Officer

                                          Merger Sub:

                                          HEALTHDEMOGRAPHICS, INC.

                                          By:
                                            ------------------------------------
                                                   Kenneth M. Goins, Jr.
                                                 Executive Vice President &
                                                  Chief Financial Officer

                                          Company:

                                          HEALTHDEMOGRAPHICS

                                          By:
                                            ------------------------------------
                                                     P. Timothy Garton
                                                  Chief Executive Officer

                                          Responsible Shareholders:

                                          --------------------------------------
                                                    Michael D. Chermak

                                          --------------------------------------
                                                    P. Timothy Garton

                                          Signing Shareholders:

                                          (The following Shareholders join in
                                          this Agreement solely for purposes of
                                          those representation specifically made
                                          by the Signing Shareholders in Section
                                          1.6 of this Agreement):

                                          --------------------------------------
                                                    Richard D. Propper

                                          --------------------------------------
                                          David Smith, both individually and as
                                          Manager of Interim Advantage Fund, LLC

                                                                       EXHIBIT D

                         CERTIFICATE OF DESIGNATION OF
                         SERIES 1998-A PREFERRED STOCK
                                       OF
                                 MEDIRISK, INC.

     Pursuant to the authority in its Certificate of Incorporation and Section 151 of the Delaware General Corporation Law, as amended (the "DGCL"), Medirisk, Inc., a Delaware corporation (the "Corporation"), hereby adopts the following designation of the Series 1998-A Preferred Stock and certifies:

          FIRST: The name of the Corporation is Medirisk, Inc.

          SECOND: The following designation of preferred stock is hereby added to the Certificate of Incorporation of the Corporation in accordance with
     Section 151 of the DGCL by the addition of a provision stating the number, designation, powers, relative, participating, optional and other special rights of a series of preferred stock of the Corporation, as fixed by the Board of Directors of the Corporation under authority contained in Article IV of the Corporation's Certificate of Incorporation.

          To effect the foregoing, the following provisions designating a series of preferred stock, to be known as the Series 1998-A Preferred Stock, as set forth in Exhibit "A" attached hereto, are hereby added to Article IV of the Corporation's Certificate of Incorporation.

          THIRD: The foregoing designation as set forth in Article Second of this Certificate of Designation was authorized and adopted by the Board of Directors of the Corporation by unanimous written consent effective as of the 26th day of March 1998.

          FOURTH: The designation has been duly adopted in accordance with the provisions of Section 151 of the DGCL.

     IN WITNESS WHEREOF, Medirisk, Inc. has caused this Certificate of Designation to be executed by its duly authorized officer and declares and certifies that this is the act and deed of the Corporation and that the facts herein stated are true this 26th day of March 1998.

                                          MEDIRISK, INC.

                                          By:

                                            ------------------------------------
                                                       Barry W. Burt
                                                         Secretary

                                  EXHIBIT "A"
                                       TO
                         CERTIFICATE OF DESIGNATION OF
                    SERIES 1998-A REDEEMABLE PREFERRED STOCK

     1. DESIGNATION. There is hereby designated a series of preferred stock to be known as the "Series 1998-A Redeemable Preferred Stock" consisting of Five Thousand (5,000) shares of the undesignated preferred stock of the Corporation (the "Series 1998-A Preferred Stock"), which series shall have the following rights, terms and privileges:

     2. DIVIDENDS. (a) The holders of record of the then outstanding Series 1998-A Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors of the Corporation, out of the funds legally available therefor, cumulative dividends at the annual rate of five percent (5%) per share. Such dividends shall accrue on each share of Series 1998-A Preferred Stock from and after the date on which each such share is issued by the Corporation (the "Issue Date"), shall accrue from day to day, shall be declared and paid annually on December 31 of each year, and shall be payable in cash.

     (b) Subject to the provisions of this Section 2, the Corporation may, in the Board's discretion, declare and pay dividends or distributions, or make provision for the payment thereof, on any equity security of the Corporation, but only if all accrued dividends and distributions on the Series 1998-A Preferred Stock shall have been paid and made in full prior to the date of any such declaration, payment, provision or distribution.

     3. LIQUIDATION RIGHTS. (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities and obligations of the Corporation and payment of the liquidation preference with shares to any shares of preferred stock of the Corporation ranking senior to Series 1998-A Preferred Stock upon dissolution, each holder of Series 1998-A Preferred Stock then outstanding shall be entitled to be paid out of the net assets of the Corporation available for distribution to the stockholders of the Corporation prior and in preference to any payment or declaration and setting apart for payment of any amount in respect of the Common Stock of the Corporation (the "Common Stock"), an amount equal to the sum of the following:
(i) Ten Thousand Dollars ($10,000.00) per share of Series 1998-A Preferred Stock held by such holder, and (ii) an amount equal to all accrued and unpaid dividends thereon, whether or not declared, to and including the date full payment shall be tendered to the holders of the Series 1998-A Preferred Stock with respect to such liquidation, dissolution or winding up (clauses (i) and (ii), collectively the "Series 1998-A Liquidation Preference"); if upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed to the holders of the Series 1998-A Preferred Stock shall be insufficient to permit the payment to such holders of the full aggregate amount of the Series 1998-A Liquidation Preference, then all of the net assets of the Corporation available for distribution to its shareholders shall be distributed ratably among the holders of the Series 1998-A Preferred Stock in proportion to the then applicable Series 1998-A Liquidation Preference.

     (b) Upon the completion of the distribution required by Section 3(a) above, if assets of the Corporation remain to be distributed, the holders of Common Stock of the Corporation and any shares ranking on liquidation junior to the Series 1998-A Preferred Stock shall be entitled to the remaining assets of the Corporation.

     (c) Written notice of any such liquidation, dissolution or winding up, stating a payment date, the place where such payment shall be made, shall be given to the holders of the Series 1998-A Preferred Stock not later than ten
(10) business days prior to such payment date.

     (d) Whenever the distribution provided for in this Section 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Corporation's Board of Directors.

     4. VOTING RIGHTS. Except as otherwise expressly provided herein or as required by law, the holders of Series 1998-A Preferred Stock shall be entitled to vote on all matters upon which holders of Common Stock have the right to vote and, with respect to such vote, shall be entitled to notice of any meeting of the

Corporation's stockholders in accordance with the bylaws of the Corporation, and shall be entitled to a number of votes per share of Series 1998-A Preferred Stock equal to the number of shares of Common Stock into which a share of Series 1998-A Preferred Stock is then convertible as provided in Section 6 below. Except as otherwise expressly provided herein, or to the extent class or series voting is otherwise required by law, the holders of Series 1998-A Preferred Stock and Common Stock shall vote together as a single class and not as separate classes. Notwithstanding any provision of the Certificate of Incorporation or the Delaware General Corporation Law, as amended, to the contrary, the Board of Directors may at any time and from time to time include additional shares in the designation of Series 1998-A Preferred Stock, designate one or more series or classes of preferred stock with liquidation preferences, voting rights, dividend rights and other rights and privileges senior to the Series 1998-A Preferred Stock without the vote or consent of, or notice to, the holders of the Series 1998-A Preferred Stock.

     5. REDEMPTION RIGHTS. (a) Effective upon the fifth anniversary of any Issue Date, the Corporation may redeem for cash all, but not less than all, of the shares of Series 1998-A Preferred Stock issued on such Issue Date that are then outstanding by giving notice to the holders thereof of such redemption. Dividends shall cease to accrue on any share of Series 1998-A Preferred Stock for which notice of redemption has been given by the Corporation as of the date fixed in such notice for redemption, and such shares to be redeemed shall cease to be outstanding as of such date and shall represent only the right to receive the Redemption Price therefor, without interest. With such notice of redemption the Corporation shall include a letter of transmittal or other instructions regarding the surrender of certificates representing Series 1998-A Preferred Stock and the receipt of payment therefor. The redemption price for any shares redeemed pursuant to this Section 5(b) shall be the Series 1998-A Liquidation Preference (the "Redemption Price"), and the Redemption Price shall be paid by the Corporation to the holder of Series 1998-A Preferred Stock upon surrender to the Corporation of the certificate(s) representing the Series 1998-A Preferred Stock being redeemed duly endorsed for transfer or accompanied by blank stock powers.

     (b) Effective upon the twentieth anniversary of each Issue Date, the Corporation shall redeem for cash all, but not less than all, of the shares of Series 1998-A Preferred Stock issued on such Issue Date that are then outstanding by giving notice to the holders thereof of such redemption. Dividends shall cease to accrue on any share of Series 1998-A Preferred Stock for which notice of redemption has been given by the Corporation as of the date fixed in such notice for redemption, and such shares to be redeemed shall cease to be outstanding as of such date upon payment of, or provision for payment of, the redemption price therefor, and shall represent only the right to receive the Redemption Price therefor, without interest. With such notice of redemption the Corporation shall include a letter of transmittal or other instructions regarding the surrender of certificates representing Series 1998-A Preferred Stock and the receipt of payment therefor. The redemption price for any shares redeemed pursuant to this Section 5(b) shall be the Redemption Price, and the Redemption Price shall be paid by the Corporation to the holder of Series 1998-A Preferred Stock upon surrender to the Corporation of the certificate(s) representing the Series 1998-A Preferred Stock being redeemed duly endorsed for transfer or accompanied by blank stock powers.

     6. MANDATORY CONVERSION. (a) If, while any shares of Series 1998-A Preferred Stock are outstanding, the Market Value (as defined below) equals or exceeds the Series 1998-A Conversion Price (as defined below), then each share of Series 1998-A Preferred Stock shall automatically and without any action on the part of the holder thereof or the Corporation be converted into a number of shares of Common Stock that results from dividing the Series 1998-A Liquidation Preference by the Series 1998-A Conversion Price in effect at the time of conversion of such Series 1998-A Preferred Stock.

     (b) For purposes of this Certificate of Designation, the term "Market Value" means, on any date, the average of the daily closing prices per share of Common Stock for the twenty (20) consecutive Trading Days (as defined below) immediately prior to such date; provided that such twenty (20) consecutive Trading Days shall in no event include any Trading Day (i) before the first full Trading Day after the first public announcement of the issuance of a dividend or other distribution on the Common Stock, or (ii) after the last full Trading Day prior to the commencement of "ex-dividend" trading on the exchange or market specified in the following sentence. The closing price for each day shall be the last sale price or, in case no sale takes place on such day, the average of the closing bid and asked prices, in either case as reported in the principal consolidated transaction reporting system with respect to the principal national securities exchange or Nasdaq National Market on which the Common Stock is then listed or admitted to trading or, if the Common Stock is not so listed or admitted to trading, the last quoted sale price or, if not so quoted, the average of the bid and asked prices in the over-the-counter market as reported by the Nasdaq Stock Market or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Corporation. For purposes of this Certificate of Designation, the term "Trading Day" means a day on which the principal securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not so listed or admitted to trading, any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     (c) For purposes of this Certificate of Designation, the term "Series 1998-A Conversion Price" means $22.6094, adjusted as provided in the next succeeding sentence. If the Corporation shall at any time or from time to time after March 31, 1998 effect a subdivision or combination of its outstanding Common Stock (whether by stock split, stock dividend or otherwise), the Series 1998-A Conversion Price in effect immediately before that subdivision or combination shall be proportionately adjusted by multiplying the then effective Series 1998-A Conversion Price by a fraction, (i) the numerator of which is the number of shares of Common Stock issued and outstanding immediately prior to such subdivision or combination, and (ii) the denominator of which is the number of shares of Common Stock issued and outstanding immediately after such subdivision or combination. The number of shares of Common Stock outstanding at any time shall, for the purposes of this Section 6(c), include the number of shares of Common Stock into which any convertible securities of the Corporation may be converted, or for which any warrant, option or rights of the Corporation may be exchanged. Any adjustment under this Section 6(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (d) If at any time or from time to time there shall be (i) a capital reorganization of the Common Stock (other than a subdivision or combination of shares provided for in Section 6(c) above) or (ii) a merger, consolidation or statutory share exchange of the Corporation with or into another corporation in which consolidation, merger or statutory share exchange persons owning capital stock of the Corporation immediately prior to the consolidation, merger or share exchange own less than a majority of the voting stock of the resulting, surviving or exchanging corporation, or (iii) the sale of all or substantially all the Corporation's properties and assets or capital stock to any other person, then, as a part of such reorganization, merger, consolidation, share exchange or sale (a "Transaction"), provision shall be made so that the holders of the Series 1998-A Preferred Stock shall receive in the Transaction payment of the Series 1998-A Liquidation Preference or shall, after the Transaction, be entitled to receive, upon conversion of the Series 1998-A Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from the Transaction, to which a holder of the maximum number of Common Stock into which such Series 1998-A Preferred Stock would then be converted would have been entitled on the Transaction. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the holders of the Series 1998-A Preferred Stock after the Transaction to the end that the provisions of this Section 6 (including adjustment of the Series 1998-A Conversion Price then in effect and the number of shares issuable upon conversion of the Series 1998-A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

     (e) The provisions of subsections (c) and (d) of this Section 6 shall apply to successive issuances, dividends or other distributions, subdivisions and combinations or Transactions on or of Common Stock after March 31, 1998.

     (f) In each case of an adjustment or readjustment of the Series 1998-A Conversion Price, the Corporation, at its expense, shall cause independent certified public accountants of recognized standing selected by the Corporation (who may be the independent certified public accounts then auditing the books of the Corporation) to compute such adjustment or readjustment in accordance with this Certificate of Designation and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first-class mail, postage prepaid, to each registered holder of the Series 1998-A Preferred Stock at the holder's address as shown in the Corporation's books.

     (g) No fractional shares of Common Stock shall be issued upon conversion of Series 1998-A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the Market Value on the date of conversion. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series 1998-A Preferred Stock held by the holder that is at the time being converted into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

     (h) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as may from time to time be required, at such time, to be issued by the Corporation upon exercise of all then-exercisable warrants and options to purchase shares of Common Stock or the right to convert other convertible securities into shares of Common Stock and such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series 1998-A Preferred Stock.

     (i) Any notice required by the provisions of this Section 6 to be given to the holders of the Series 1998-A Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at this address appearing on the books of the Corporation.

     (j) The Corporation will pay all taxes and other governmental charges (other than taxes measured by the revenue or income of the holders of the Series 1998-A Preferred Stock) that may be imposed in respect of the issue or delivery of Common Stock upon conversion of the Series 1998-A Preferred Stock.

     (k) No Series 1998-A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue

                                                                        APPENDIX

PROXY                            MEDIRISK, INC.
                PROXY APPOINTMENT SOLICITED BY AND ON BEHALF OF
                             THE BOARD OF DIRECTORS

         FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 29, 1998


    The undersigned Stockholder of Medirisk, Inc. (the "Company"), hereby constitutes and appoints Mark A. Kaiser, Kenneth M. Goins, Jr., and Barry W. Burt, or any one of them, each with full power of substitution, to vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the principal offices of the Company, Two Piedmont Center, Suite 400, 3565 Piedmont Road, N.E., Atlanta, Georgia 30305-1502, on July 29, 1998, at 10:30 a.m., local time, or at any adjournments thereof (the "Annual Meeting"), upon the proposals described in the Notice of Annual Meeting of Stockholders and Proxy Statement both dated June 30, 1998, the receipt of which is acknowledged, in the manner specified below.


    PROPOSAL 1: ELECTION OF DIRECTORS. On the proposal to elect the following person to serve as a Class 2 Director for a three-year period and until his successor is elected and qualified:
                                    CLASS 2
                                Michael J. Finn

                     [ ] FOR                     [ ] ABSTAIN

    PROPOSAL 2: MEDIRISK, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN. On the proposal to approve the Medirisk, Inc. 1998 Employee Stock Purchase Plan:

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    PROPOSAL 3: MEDIRISK, INC. 1998 LONG-TERM INCENTIVE PLAN. On the proposal to approve the Medirisk, Inc. 1998 Long-Term Incentive Plan:
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    PROPOSAL 4: ISSUANCE OF COMMON STOCK OR SERIES 1998-A PREFERRED STOCK BY THE COMPANY TO THE FORMER SHAREHOLDERS OF HEALTHDEMOGRAPHICS. On the proposal to approve, for purposes of the listing requirements of the Nasdaq Stock Market's National Market, of the issuance of Common Stock or Series 1998-A Preferred Stock by the Company to the former shareholders of Healthdemographics, a corporation recently acquired by the Company, to the extent such issuance could result in the Company issuing more than twenty percent (20%) of the issued and outstanding Common Stock of the Company as of March 31, 1998 in connection with the acquisition of Healthdemographics:

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

    Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each Stockholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                SHARES HELD:
                                                           --------------------

                                                -------------------------------
                                                    SIGNATURE OF STOCKHOLDER

                                                -------------------------------
                                                  SIGNATURE OF STOCKHOLDER (IF
                                                         HELD JOINTLY)

                                                DATE:                    , 1998
                                                     --------------------
                                                          MONTH  DAY